UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	July 31, 2011

Item 1. Reports to Stockholders

Fidelity®

Equity-Income

Fund

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Equity-Income	.67%
Actual		$ 1,000.00	$ 981.30	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class K	.53%
Actual		$ 1,000.00	$ 982.00	$ 2.60
HypotheticalA		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.5	3.6
AT&T, Inc.	2.8	2.2
Wells Fargo & Co.	2.7	3.0
Royal Dutch Shell PLC Class A sponsored ADR	2.7	2.0
Chevron Corp.	2.7	2.3
Pfizer, Inc.	2.2	2.2
Citigroup, Inc.	2.1	1.7
General Electric Co.	2.1	1.9
Exxon Mobil Corp.	1.9	2.1
PNC Financial Services Group, Inc.	1.7	1.8
	24.4
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	28.0
Energy	14.4	13.7
Consumer Discretionary	12.5	14.7
Industrials	11.2	11.4
Health Care	9.7	8.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 95.4%		Stocks 94.0%
	Convertible Securities 4.4%		Convertible Securities 4.7%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 1.3%
*Foreign investments	16.5%	**Foreign investments	13.1%

Semiannual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.7%
Denso Corp.	626,500	$ 22,418
Denso Corp. sponsored ADR	559,300	9,933
Johnson Controls, Inc.	1,295,523	47,870
		80,221
Automobiles - 1.1%
Harley-Davidson, Inc.	1,822,950	79,098
Honda Motor Co. Ltd. sponsored ADR	906,800	36,073
Thor Industries, Inc.	82,624	2,043
Winnebago Industries, Inc. (a)	1,264,626	10,610
		127,824
Distributors - 0.0%
Indiabulls Wholesale Services Ltd.	786,356	185
Diversified Consumer Services - 0.4%
H&R Block, Inc.	3,381,034	50,580
Hotels, Restaurants & Leisure - 0.4%
Las Vegas Sands Corp. unit	50,600	40,199
Household Durables - 1.0%
KB Home	993,700	8,437
Lennar Corp. Class A	1,966,134	34,781
Newell Rubbermaid, Inc.	762,706	11,837
PulteGroup, Inc. (a)	5,821,234	39,992
Toll Brothers, Inc. (a)	459,963	9,181
Whirlpool Corp.	210,952	14,604
		118,832
Leisure Equipment & Products - 0.5%
Brunswick Corp.	2,828,400	61,744
Media - 2.9%
Belo Corp. Series A	2,063,186	14,422
CC Media Holdings, Inc. Class A (a)	2,159,142	14,034
Comcast Corp. Class A	3,854,655	92,589
Kabel Deutschland Holding AG (a)	802,637	45,283
The Walt Disney Co.	1,975,988	76,313
Time Warner, Inc.	2,708,903	95,245
		337,886
Multiline Retail - 0.4%
Target Corp.	712,449	36,684
Tuesday Morning Corp. (a)	1,558,613	6,702
		43,386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.6%
Home Depot, Inc.	3,383,500	$ 118,186
Lowe's Companies, Inc.	2,461,822	53,126
OfficeMax, Inc. (a)	1,485,927	10,520
		181,832
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	589,900	43,897
PVH Corp.	617,723	44,198
Warnaco Group, Inc. (a)	378,841	20,192
		108,287
TOTAL CONSUMER DISCRETIONARY		1,150,976
CONSUMER STAPLES - 7.0%
Beverages - 1.5%
PepsiCo, Inc.	1,739,912	111,424
The Coca-Cola Co.	877,810	59,700
		171,124
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	404,511	14,704
Sysco Corp.	891,404	27,268
Walgreen Co.	1,072,671	41,877
		83,849
Food Products - 0.8%
Kraft Foods, Inc. Class A	1,817,438	62,484
Sara Lee Corp.	1,608,900	30,746
		93,230
Household Products - 2.0%
Kimberly-Clark Corp.	585,997	38,301
Procter & Gamble Co.	3,075,595	189,118
		227,419
Personal Products - 0.5%
Avon Products, Inc.	2,241,657	58,799
Tobacco - 1.5%
Imperial Tobacco Group PLC	777,125	27,007
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - continued
Japan Tobacco, Inc.	8,183	$ 37,212
Philip Morris International, Inc.	1,453,695	103,459
		167,678
TOTAL CONSUMER STAPLES		802,099
ENERGY - 14.2%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	1,445,015	111,815
Halliburton Co.	1,071,655	58,652
Noble Corp.	2,194,602	80,915
Transocean Ltd. (United States)	182,584	11,240
		262,622
Oil, Gas & Consumable Fuels - 11.9%
Anadarko Petroleum Corp.	422,232	34,859
Apache Corp.	544,452	67,360
BP PLC sponsored ADR	2,527,265	114,839
Chesapeake Energy Corp.	487,517	16,746
Chevron Corp.	2,944,395	306,276
ConocoPhillips	1,170,589	84,271
Exxon Mobil Corp.	2,776,682	221,551
Kinder Morgan Holding Co. LLC (d)	1,971,300	55,650
Marathon Oil Corp.	1,683,135	52,127
Marathon Petroleum Corp.	773,567	33,874
Occidental Petroleum Corp.	639,729	62,809
Royal Dutch Shell PLC Class A sponsored ADR (d)	4,242,100	312,049
Southwestern Energy Co. (a)	251,765	11,219
		1,373,630
TOTAL ENERGY		1,636,252
FINANCIALS - 26.8%
Capital Markets - 3.8%
Bank of New York Mellon Corp.	2,018,849	50,693
Bank Sarasin & Co. Ltd. Series B (Reg.)	484,682	20,489
Credit Suisse Group sponsored ADR (d)	754,282	27,109
EFG International	278,348	3,067
Goldman Sachs Group, Inc.	684,506	92,388
Morgan Stanley	5,362,490	119,315
State Street Corp.	1,620,589	67,206
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
UBS AG (a)	721,387	$ 11,898
UBS AG (NY Shares) (a)	2,459,944	40,540
		432,705
Commercial Banks - 8.8%
Associated Banc-Corp.	5,122,803	69,926
Barclays PLC	11,748,628	42,634
BB&T Corp.	2,667,485	68,501
BNP Paribas SA	107,400	7,016
Comerica, Inc.	1,140,700	36,537
Huntington Bancshares, Inc.	5,872,000	35,496
KeyCorp	7,274,600	58,488
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	8,479,475	42,991
PNC Financial Services Group, Inc.	3,671,820	199,343
SunTrust Banks, Inc.	1,455,100	35,635
U.S. Bancorp	3,928,602	102,379
Wells Fargo & Co.	11,328,185	316,509
		1,015,455
Consumer Finance - 2.0%
American Express Co.	1,006,769	50,379
Capital One Financial Corp.	1,008,700	48,216
Discover Financial Services	3,955,261	101,294
SLM Corp.	1,899,968	29,621
		229,510
Diversified Financial Services - 7.5%
Bank of America Corp.	19,880,188	193,037
Citigroup, Inc.	6,399,664	245,363
CME Group, Inc.	82,856	23,961
JPMorgan Chase & Co.	9,990,199	404,105
		866,466
Insurance - 2.4%
Berkshire Hathaway, Inc. Class B (a)	1,063,744	78,898
First American Financial Corp.	2,033,084	32,509
Hartford Financial Services Group, Inc.	1,111,450	26,030
MetLife, Inc.	551,583	22,731
MetLife, Inc. unit (a)	377,800	29,525
Unum Group	2,677,368	65,301
XL Group PLC Class A	986,900	20,251
		275,245
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 2.0%
American Capital Agency Corp.	556,800	$ 15,546
Camden Property Trust (SBI)	335,721	22,517
HCP, Inc.	592,408	21,759
Prologis, Inc.	827,956	29,500
Rayonier, Inc.	380,161	24,501
Ventas, Inc.	1,709,876	92,556
Weyerhaeuser Co.	1,392,296	27,832
		234,211
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	170,592	3,719
Indiabulls Real Estate Ltd. (a)	6,290,855	14,144
Unite Group PLC (a)	4,072,720	14,140
		32,003
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc.	83,900	2,090
TOTAL FINANCIALS		3,087,685
HEALTH CARE - 9.7%
Biotechnology - 1.1%
Amgen, Inc.	1,838,878	100,587
Gilead Sciences, Inc. (a)	561,169	23,771
		124,358
Health Care Equipment & Supplies - 0.8%
CareFusion Corp. (a)	2,088,157	55,106
Covidien PLC	428,010	21,739
Zimmer Holdings, Inc. (a)	347,900	20,881
		97,726
Health Care Providers & Services - 0.7%
HCA Holdings, Inc.	703,600	18,772
UnitedHealth Group, Inc.	1,269,600	63,010
		81,782
Pharmaceuticals - 7.1%
Eli Lilly & Co.	1,189,148	45,544
GlaxoSmithKline PLC	2,539,781	56,630
Johnson & Johnson	3,009,001	194,953
Merck & Co., Inc.	4,397,032	150,071
Pfizer, Inc.	12,981,219	249,759
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Roche Holding AG (participation certificate)	34,798	$ 6,255
Sanofi-Aventis	1,441,884	112,031
		815,243
TOTAL HEALTH CARE		1,119,109
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	1,777,088	94,363
Textron, Inc.	1,216,314	28,133
The Boeing Co.	751,316	52,945
United Technologies Corp.	1,038,109	85,997
		261,438
Building Products - 0.3%
Masco Corp.	3,950,847	41,681
Commercial Services & Supplies - 0.9%
Pitney Bowes, Inc. (d)	1,803,916	38,874
Republic Services, Inc.	2,155,400	62,571
		101,445
Construction & Engineering - 0.1%
Chiyoda Corp.	1,006,000	12,888
Electrical Equipment - 0.2%
Alstom SA	375,112	19,810
Industrial Conglomerates - 4.4%
General Electric Co.	13,479,237	241,413
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	4,175,000	103,415
Rheinmetall AG	571,867	47,995
Siemens AG sponsored ADR	768,400	97,810
Tyco International Ltd.	352,902	15,630
		506,263
Machinery - 2.1%
Briggs & Stratton Corp. (e)	2,730,385	46,799
Cummins, Inc.	281,400	29,513
Ingersoll-Rand Co. Ltd.	1,898,292	71,034
SPX Corp.	181,721	13,673
Stanley Black & Decker, Inc.	1,225,949	80,631
		241,650
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.8%
CSX Corp.	1,897,900	$ 46,631
Union Pacific Corp.	444,000	45,501
		92,132
Trading Companies & Distributors - 0.1%
Mitsubishi Corp.	699,400	18,747
TOTAL INDUSTRIALS		1,296,054
INFORMATION TECHNOLOGY - 4.8%
Communications Equipment - 1.0%
Cisco Systems, Inc.	4,549,290	72,652
Comverse Technology, Inc. (a)	4,922,952	36,922
		109,574
Computers & Peripherals - 0.8%
Hewlett-Packard Co.	2,601,815	91,480
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	914,021	31,762
TE Connectivity Ltd.	1,048,290	36,093
		67,855
Office Electronics - 0.9%
Canon, Inc. sponsored ADR	659,320	31,858
Xerox Corp.	8,116,912	75,731
		107,589
Semiconductors & Semiconductor Equipment - 1.3%
Applied Materials, Inc.	3,275,300	40,352
Intel Corp.	2,271,438	50,721
Micron Technology, Inc. (a)	4,106,700	30,266
Teradyne, Inc. (a)	2,253,420	30,399
		151,738
Software - 0.2%
Microsoft Corp.	1,049,074	28,745
TOTAL INFORMATION TECHNOLOGY		556,981
MATERIALS - 2.2%
Chemicals - 1.8%
BASF AG	347,935	31,606
Clariant AG (Reg.) (a)	2,792,196	44,094
Dow Chemical Co.	1,591,973	55,512
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
E.I. du Pont de Nemours & Co.	560,865	$ 28,840
LyondellBasell Industries NV Class A	487,400	19,233
PPG Industries, Inc.	279,200	23,509
		202,794
Metals & Mining - 0.4%
Commercial Metals Co.	1,186,820	17,221
Freeport-McMoRan Copper & Gold, Inc.	191,341	10,133
United States Steel Corp. (d)	566,283	22,646
		50,000
TOTAL MATERIALS		252,794
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	11,172,734	326,914
CenturyLink, Inc.	1,759,371	65,290
Koninklijke KPN NV (d)	1,827,462	26,116
Verizon Communications, Inc.	3,316,867	117,052
		535,372
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	11,203,003	47,389
TOTAL TELECOMMUNICATION SERVICES		582,761
UTILITIES - 4.1%
Electric Utilities - 2.9%
American Electric Power Co., Inc.	2,887,876	106,447
Edison International	1,771,411	67,438
FirstEnergy Corp.	1,568,112	70,016
PPL Corp.	3,282,241	91,575
		335,476
Multi-Utilities - 1.2%
CMS Energy Corp.	835,187	15,985
National Grid PLC	1,173,000	11,478
PG&E Corp.	902,223	37,379
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	1,444,972	$ 47,323
Veolia Environnement	933,007	21,004
		133,169
TOTAL UTILITIES		468,645
TOTAL COMMON STOCKS (Cost $8,978,083)		10,953,356
Preferred Stocks - 2.6%

Convertible Preferred Stocks - 2.2%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.8%
General Motors Co. 4.75%	1,974,900	91,260
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Apache Corp. 6.00%	283,900	18,493
FINANCIALS - 1.1%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	26,000	29,640
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	273,000	30,617
Insurance - 0.6%
Hartford Financial Services Group, Inc. Series F 7.25%	879,600	20,934
XL Group PLC 10.75%	1,625,900	44,192
		65,126
TOTAL FINANCIALS		125,383
INDUSTRIALS - 0.0%
Machinery - 0.0%
Stanley Black & Decker, Inc. 4.75%	30,800	3,474
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	322,100	$ 18,067
TOTAL CONVERTIBLE PREFERRED STOCKS		256,677
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Volkswagen AG	201,006	40,275
TOTAL PREFERRED STOCKS (Cost $274,019)		296,952
Convertible Bonds - 2.2%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.3%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15	$ 32,560	37,220
Leisure Equipment & Products - 0.2%
Eastman Kodak Co. 7% 4/1/17	33,845	21,143
Media - 0.8%
Liberty Media Corp.:
3.5% 1/15/31	6,985	4,743
4% 11/15/29	13,232	7,509
3.5% 1/15/31 (f)	19,810	13,453
Virgin Media, Inc. 6.5% 11/15/16	42,136	68,787
		94,492
TOTAL CONSUMER DISCRETIONARY		152,855
FINANCIALS - 0.4%
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18 (f)	20,880	20,893
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)	36,072	24,439
TOTAL FINANCIALS		45,332
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.:
6% 5/1/15 (f)	$ 16,574	$ 16,886
6% 5/1/15	8,251	8,406
Micron Technology, Inc. 1.875% 6/1/27	13,266	12,876
		38,168
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29	31,600	23,700
TOTAL CONVERTIBLE BONDS (Cost $240,932)		260,055
Money Market Funds - 3.4%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $389,955)	389,955,184	389,955
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $9,882,989)		11,900,318
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(372,189)
NET ASSETS - 100%		$ 11,528,129
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $75,671,000 or 0.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 80
Fidelity Securities Lending Cash Central Fund	1,649
Total	$ 1,729
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 56,123	$ -	$ 1,527	$ 618	$ 46,799
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,282,511	$ 1,242,127	$ 40,199	$ 185
Consumer Staples	802,099	802,099	-	-
Energy	1,654,745	1,654,745	-	-
Financials	3,213,068	3,129,011	84,057	-
Health Care	1,119,109	950,448	168,661	-
Industrials	1,299,528	1,299,528	-	-
Information Technology	556,981	556,981	-	-
Materials	252,794	252,794	-	-
Telecommunication Services	582,761	582,761	-	-
Utilities	486,712	454,230	32,482	-
Corporate Bonds	260,055	-	260,055	-
Money Market Funds	389,955	389,955	-	-
Total Investments in Securities:	$ 11,900,318	$ 11,314,679	$ 585,454	$ 185
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	185
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 185
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
United Kingdom	5.1%
Germany	2.8%
Switzerland	2.5%
Japan	1.8%
France	1.5%
Ireland	1.4%
Netherlands	1.3%
Others (Individually Less Than 1%)	0.1%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $3,216,410,000 of which $1,391,073,000 and $1,825,337,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $380,545) - See accompanying schedule: Unaffiliated issuers (cost $9,419,014)	$ 11,463,564
Fidelity Central Funds (cost $389,955)	389,955
Other affiliated issuers (cost $74,020)	46,799
Total Investments (cost $9,882,989)		$ 11,900,318
Cash		1
Receivable for investments sold		140,440
Receivable for fund shares sold		6,321
Dividends receivable		21,666
Interest receivable		3,560
Distributions receivable from Fidelity Central Funds		50
Other receivables		990
Total assets		12,073,346

Liabilities
Payable for investments purchased	$ 95,075
Payable for fund shares redeemed	19,429
Accrued management fee	4,570
Notes payable to affiliates	33,621
Other affiliated payables	1,771
Other payables and accrued expenses	796
Collateral on securities loaned, at value	389,955
Total liabilities		545,217

Net Assets		$ 11,528,129
Net Assets consist of:
Paid in capital		$ 12,114,979
Undistributed net investment income		18,423
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,623,062)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,017,789
Net Assets		$ 11,528,129

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Equity-Income: Net Asset Value, offering price and redemption price per share ($9,013,660 ÷ 203,216 shares)	$ 44.36

Class K: Net Asset Value, offering price and redemption price per share ($2,514,469 ÷ 56,701 shares)	$ 44.35

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended July 31, 2011

Investment Income
Dividends (including $618 earned from other affiliated issuers)		$ 144,327
Interest		8,171
Income from Fidelity Central Funds		1,729
Total income		154,227

Expenses
Management fee	$ 28,662
Transfer agent fees	10,230
Accounting and security lending fees	704
Custodian fees and expenses	111
Independent trustees' compensation	34
Registration fees	103
Audit	94
Legal	26
Interest	3
Miscellaneous	90
Total expenses before reductions	40,057
Expense reductions	(218)	39,839
Net investment income (loss)		114,388
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	921,294
Other affiliated issuers	395
Foreign currency transactions	(22)
Total net realized gain (loss)		921,667
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,242,086)
Assets and liabilities in foreign currencies	276
Total change in net unrealized appreciation (depreciation)		(1,241,810)
Net gain (loss)		(320,143)
Net increase (decrease) in net assets resulting from operations		$ (205,755)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended July 31, 2011	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 114,388	$ 237,832
Net realized gain (loss)	921,667	395,328
Change in net unrealized appreciation (depreciation)	(1,241,810)	2,115,275
Net increase (decrease) in net assets resulting from operations	(205,755)	2,748,435
Distributions to shareholders from net investment income	(102,058)	(254,643)
Share transactions - net increase (decrease)	(771,848)	(7,281,724)
Total increase (decrease) in net assets	(1,079,661)	(4,787,932)

Net Assets
Beginning of period	12,607,790	17,395,722
End of period (including undistributed net investment income of $18,423 and undistributed net investment income of $6,093, respectively)	$ 11,528,129	$ 12,607,790

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Equity-Income

	Six months ended July 31,	Years ended January 31,
	2011	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Income from Investment Operations
Net investment income (loss) D	.42	.66	.63	1.00	1.00	.96
Net realized and unrealized gain (loss)	(1.25)	7.72	10.51	(23.96)	(3.86)	8.30
Total from investment operations	(.83)	8.38	11.14	(22.96)	(2.86)	9.26
Distributions from net investment income	(.38)	(.74)	(.69)	(.96)	(1.02)	(.94)
Distributions from net realized gain	-	-	-	(.85)	(3.20)	(3.50)
Total distributions	(.38)	(.74)	(.69)	(1.81)	(4.22)	(4.44)
Net asset value, end of period	$ 44.36	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33
Total Return B,C	(1.87)%	22.32%	41.02%	(45.16)%	(5.21)%	17.55%
Ratios to Average Net Assets E,G
Expenses before reductions	.67% A	.69%	.74%	.71%	.66%	.68%
Expenses net of fee waivers, if any	.67% A	.69%	.74%	.71%	.66%	.68%
Expenses net of all reductions	.66% A	.68%	.74%	.71%	.66%	.67%
Net investment income (loss)	1.79% A	1.62%	1.87%	2.38%	1.68%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$ 9,014	$ 10,049	$ 15,061	$ 15,070	$ 28,115	$ 31,223
Portfolio turnover rate F	36% A	28%	30%	33%	23%	24%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class K

	Six months ended July 31,	Years ended January 31,
	2011	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 45.56	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.45	.72	.72	.61
Net realized and unrealized gain (loss)	(1.25)	7.72	10.48	(23.80)
Total from investment operations	(.80)	8.44	11.20	(23.19)
Distributions from net investment income	(.41)	(.81)	(.75)	(.80)
Net asset value, end of period	$ 44.35	$ 45.56	$ 37.93	$ 27.48
Total Return B,C	(1.80)%	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.53% A	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53% A	.53%	.54%	.53% A
Expenses net of all reductions	.52% A	.53%	.54%	.53% A
Net investment income (loss)	1.93% A	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,514	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	36% A	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period February 1, 2010 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Semiannual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,785,351
Gross unrealized depreciation	(977,421)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,807,930

Tax cost	$ 10,092,388

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Semiannual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,232,968 and $2,843,543, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Equity-Income	$ 9,544.19
Class K	686.05
	$ 10,230

* Annualized

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,477.34%		$ 3

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Semiannual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,649. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $217 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011 A
From net investment income
Equity-Income	$ 78,776	$ 208,206
Class K	23,282	42,109
Class F	-	4,328
Total	$ 102,058	$ 254,643

A All Class F shares were redeemed on December 15, 2010.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011 A	Six months ended July 31, 2011	Year ended January 31, 2011 A
Equity-Income
Shares sold	10,866	31,836	$ 504,812	$ 1,308,081
Reinvestment of distributions	1,615	4,916	75,632	201,463
Shares redeemed	(29,768)	(213,346)	(1,376,463)	(8,575,845)
Net increase (decrease)	(17,287)	(176,594)	$ (796,019)	$ (7,066,301)
Class K
Shares sold	7,539	18,004	$ 348,104	$ 725,433
Reinvestment of distributions	497	1,025	23,282	42,109
Shares redeemed	(7,493)	(16,045)	(347,215)	(642,451)
Net increase (decrease)	543	2,984	$ 24,171	$ 125,091
Class F
Shares sold	-	8,722	$ -	$ 346,459
Reinvestment of distributions	-	107	-	4,328
Shares redeemed	-	(17,202)	-	(691,301)
Net increase (decrease)	-	(8,373)	$ -	$ (340,514)

A All Class F shares were redeemed on December 15, 2010.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at July 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 8, 2011

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Equity-Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Equity-Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Equity-Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Semiannual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

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EQU-USAN-0911
1.789291.108

Fidelity®

Equity-Income

Fund -
Class K

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Equity-Income	.67%
Actual		$ 1,000.00	$ 981.30	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class K	.53%
Actual		$ 1,000.00	$ 982.00	$ 2.60
HypotheticalA		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.5	3.6
AT&T, Inc.	2.8	2.2
Wells Fargo & Co.	2.7	3.0
Royal Dutch Shell PLC Class A sponsored ADR	2.7	2.0
Chevron Corp.	2.7	2.3
Pfizer, Inc.	2.2	2.2
Citigroup, Inc.	2.1	1.7
General Electric Co.	2.1	1.9
Exxon Mobil Corp.	1.9	2.1
PNC Financial Services Group, Inc.	1.7	1.8
	24.4
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	28.0
Energy	14.4	13.7
Consumer Discretionary	12.5	14.7
Industrials	11.2	11.4
Health Care	9.7	8.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 95.4%		Stocks 94.0%
	Convertible Securities 4.4%		Convertible Securities 4.7%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 1.3%
*Foreign investments	16.5%	**Foreign investments	13.1%

Semiannual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.7%
Denso Corp.	626,500	$ 22,418
Denso Corp. sponsored ADR	559,300	9,933
Johnson Controls, Inc.	1,295,523	47,870
		80,221
Automobiles - 1.1%
Harley-Davidson, Inc.	1,822,950	79,098
Honda Motor Co. Ltd. sponsored ADR	906,800	36,073
Thor Industries, Inc.	82,624	2,043
Winnebago Industries, Inc. (a)	1,264,626	10,610
		127,824
Distributors - 0.0%
Indiabulls Wholesale Services Ltd.	786,356	185
Diversified Consumer Services - 0.4%
H&R Block, Inc.	3,381,034	50,580
Hotels, Restaurants & Leisure - 0.4%
Las Vegas Sands Corp. unit	50,600	40,199
Household Durables - 1.0%
KB Home	993,700	8,437
Lennar Corp. Class A	1,966,134	34,781
Newell Rubbermaid, Inc.	762,706	11,837
PulteGroup, Inc. (a)	5,821,234	39,992
Toll Brothers, Inc. (a)	459,963	9,181
Whirlpool Corp.	210,952	14,604
		118,832
Leisure Equipment & Products - 0.5%
Brunswick Corp.	2,828,400	61,744
Media - 2.9%
Belo Corp. Series A	2,063,186	14,422
CC Media Holdings, Inc. Class A (a)	2,159,142	14,034
Comcast Corp. Class A	3,854,655	92,589
Kabel Deutschland Holding AG (a)	802,637	45,283
The Walt Disney Co.	1,975,988	76,313
Time Warner, Inc.	2,708,903	95,245
		337,886
Multiline Retail - 0.4%
Target Corp.	712,449	36,684
Tuesday Morning Corp. (a)	1,558,613	6,702
		43,386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.6%
Home Depot, Inc.	3,383,500	$ 118,186
Lowe's Companies, Inc.	2,461,822	53,126
OfficeMax, Inc. (a)	1,485,927	10,520
		181,832
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	589,900	43,897
PVH Corp.	617,723	44,198
Warnaco Group, Inc. (a)	378,841	20,192
		108,287
TOTAL CONSUMER DISCRETIONARY		1,150,976
CONSUMER STAPLES - 7.0%
Beverages - 1.5%
PepsiCo, Inc.	1,739,912	111,424
The Coca-Cola Co.	877,810	59,700
		171,124
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	404,511	14,704
Sysco Corp.	891,404	27,268
Walgreen Co.	1,072,671	41,877
		83,849
Food Products - 0.8%
Kraft Foods, Inc. Class A	1,817,438	62,484
Sara Lee Corp.	1,608,900	30,746
		93,230
Household Products - 2.0%
Kimberly-Clark Corp.	585,997	38,301
Procter & Gamble Co.	3,075,595	189,118
		227,419
Personal Products - 0.5%
Avon Products, Inc.	2,241,657	58,799
Tobacco - 1.5%
Imperial Tobacco Group PLC	777,125	27,007
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - continued
Japan Tobacco, Inc.	8,183	$ 37,212
Philip Morris International, Inc.	1,453,695	103,459
		167,678
TOTAL CONSUMER STAPLES		802,099
ENERGY - 14.2%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	1,445,015	111,815
Halliburton Co.	1,071,655	58,652
Noble Corp.	2,194,602	80,915
Transocean Ltd. (United States)	182,584	11,240
		262,622
Oil, Gas & Consumable Fuels - 11.9%
Anadarko Petroleum Corp.	422,232	34,859
Apache Corp.	544,452	67,360
BP PLC sponsored ADR	2,527,265	114,839
Chesapeake Energy Corp.	487,517	16,746
Chevron Corp.	2,944,395	306,276
ConocoPhillips	1,170,589	84,271
Exxon Mobil Corp.	2,776,682	221,551
Kinder Morgan Holding Co. LLC (d)	1,971,300	55,650
Marathon Oil Corp.	1,683,135	52,127
Marathon Petroleum Corp.	773,567	33,874
Occidental Petroleum Corp.	639,729	62,809
Royal Dutch Shell PLC Class A sponsored ADR (d)	4,242,100	312,049
Southwestern Energy Co. (a)	251,765	11,219
		1,373,630
TOTAL ENERGY		1,636,252
FINANCIALS - 26.8%
Capital Markets - 3.8%
Bank of New York Mellon Corp.	2,018,849	50,693
Bank Sarasin & Co. Ltd. Series B (Reg.)	484,682	20,489
Credit Suisse Group sponsored ADR (d)	754,282	27,109
EFG International	278,348	3,067
Goldman Sachs Group, Inc.	684,506	92,388
Morgan Stanley	5,362,490	119,315
State Street Corp.	1,620,589	67,206
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
UBS AG (a)	721,387	$ 11,898
UBS AG (NY Shares) (a)	2,459,944	40,540
		432,705
Commercial Banks - 8.8%
Associated Banc-Corp.	5,122,803	69,926
Barclays PLC	11,748,628	42,634
BB&T Corp.	2,667,485	68,501
BNP Paribas SA	107,400	7,016
Comerica, Inc.	1,140,700	36,537
Huntington Bancshares, Inc.	5,872,000	35,496
KeyCorp	7,274,600	58,488
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	8,479,475	42,991
PNC Financial Services Group, Inc.	3,671,820	199,343
SunTrust Banks, Inc.	1,455,100	35,635
U.S. Bancorp	3,928,602	102,379
Wells Fargo & Co.	11,328,185	316,509
		1,015,455
Consumer Finance - 2.0%
American Express Co.	1,006,769	50,379
Capital One Financial Corp.	1,008,700	48,216
Discover Financial Services	3,955,261	101,294
SLM Corp.	1,899,968	29,621
		229,510
Diversified Financial Services - 7.5%
Bank of America Corp.	19,880,188	193,037
Citigroup, Inc.	6,399,664	245,363
CME Group, Inc.	82,856	23,961
JPMorgan Chase & Co.	9,990,199	404,105
		866,466
Insurance - 2.4%
Berkshire Hathaway, Inc. Class B (a)	1,063,744	78,898
First American Financial Corp.	2,033,084	32,509
Hartford Financial Services Group, Inc.	1,111,450	26,030
MetLife, Inc.	551,583	22,731
MetLife, Inc. unit (a)	377,800	29,525
Unum Group	2,677,368	65,301
XL Group PLC Class A	986,900	20,251
		275,245
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 2.0%
American Capital Agency Corp.	556,800	$ 15,546
Camden Property Trust (SBI)	335,721	22,517
HCP, Inc.	592,408	21,759
Prologis, Inc.	827,956	29,500
Rayonier, Inc.	380,161	24,501
Ventas, Inc.	1,709,876	92,556
Weyerhaeuser Co.	1,392,296	27,832
		234,211
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	170,592	3,719
Indiabulls Real Estate Ltd. (a)	6,290,855	14,144
Unite Group PLC (a)	4,072,720	14,140
		32,003
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc.	83,900	2,090
TOTAL FINANCIALS		3,087,685
HEALTH CARE - 9.7%
Biotechnology - 1.1%
Amgen, Inc.	1,838,878	100,587
Gilead Sciences, Inc. (a)	561,169	23,771
		124,358
Health Care Equipment & Supplies - 0.8%
CareFusion Corp. (a)	2,088,157	55,106
Covidien PLC	428,010	21,739
Zimmer Holdings, Inc. (a)	347,900	20,881
		97,726
Health Care Providers & Services - 0.7%
HCA Holdings, Inc.	703,600	18,772
UnitedHealth Group, Inc.	1,269,600	63,010
		81,782
Pharmaceuticals - 7.1%
Eli Lilly & Co.	1,189,148	45,544
GlaxoSmithKline PLC	2,539,781	56,630
Johnson & Johnson	3,009,001	194,953
Merck & Co., Inc.	4,397,032	150,071
Pfizer, Inc.	12,981,219	249,759
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Roche Holding AG (participation certificate)	34,798	$ 6,255
Sanofi-Aventis	1,441,884	112,031
		815,243
TOTAL HEALTH CARE		1,119,109
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	1,777,088	94,363
Textron, Inc.	1,216,314	28,133
The Boeing Co.	751,316	52,945
United Technologies Corp.	1,038,109	85,997
		261,438
Building Products - 0.3%
Masco Corp.	3,950,847	41,681
Commercial Services & Supplies - 0.9%
Pitney Bowes, Inc. (d)	1,803,916	38,874
Republic Services, Inc.	2,155,400	62,571
		101,445
Construction & Engineering - 0.1%
Chiyoda Corp.	1,006,000	12,888
Electrical Equipment - 0.2%
Alstom SA	375,112	19,810
Industrial Conglomerates - 4.4%
General Electric Co.	13,479,237	241,413
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	4,175,000	103,415
Rheinmetall AG	571,867	47,995
Siemens AG sponsored ADR	768,400	97,810
Tyco International Ltd.	352,902	15,630
		506,263
Machinery - 2.1%
Briggs & Stratton Corp. (e)	2,730,385	46,799
Cummins, Inc.	281,400	29,513
Ingersoll-Rand Co. Ltd.	1,898,292	71,034
SPX Corp.	181,721	13,673
Stanley Black & Decker, Inc.	1,225,949	80,631
		241,650
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.8%
CSX Corp.	1,897,900	$ 46,631
Union Pacific Corp.	444,000	45,501
		92,132
Trading Companies & Distributors - 0.1%
Mitsubishi Corp.	699,400	18,747
TOTAL INDUSTRIALS		1,296,054
INFORMATION TECHNOLOGY - 4.8%
Communications Equipment - 1.0%
Cisco Systems, Inc.	4,549,290	72,652
Comverse Technology, Inc. (a)	4,922,952	36,922
		109,574
Computers & Peripherals - 0.8%
Hewlett-Packard Co.	2,601,815	91,480
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	914,021	31,762
TE Connectivity Ltd.	1,048,290	36,093
		67,855
Office Electronics - 0.9%
Canon, Inc. sponsored ADR	659,320	31,858
Xerox Corp.	8,116,912	75,731
		107,589
Semiconductors & Semiconductor Equipment - 1.3%
Applied Materials, Inc.	3,275,300	40,352
Intel Corp.	2,271,438	50,721
Micron Technology, Inc. (a)	4,106,700	30,266
Teradyne, Inc. (a)	2,253,420	30,399
		151,738
Software - 0.2%
Microsoft Corp.	1,049,074	28,745
TOTAL INFORMATION TECHNOLOGY		556,981
MATERIALS - 2.2%
Chemicals - 1.8%
BASF AG	347,935	31,606
Clariant AG (Reg.) (a)	2,792,196	44,094
Dow Chemical Co.	1,591,973	55,512
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
E.I. du Pont de Nemours & Co.	560,865	$ 28,840
LyondellBasell Industries NV Class A	487,400	19,233
PPG Industries, Inc.	279,200	23,509
		202,794
Metals & Mining - 0.4%
Commercial Metals Co.	1,186,820	17,221
Freeport-McMoRan Copper & Gold, Inc.	191,341	10,133
United States Steel Corp. (d)	566,283	22,646
		50,000
TOTAL MATERIALS		252,794
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	11,172,734	326,914
CenturyLink, Inc.	1,759,371	65,290
Koninklijke KPN NV (d)	1,827,462	26,116
Verizon Communications, Inc.	3,316,867	117,052
		535,372
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	11,203,003	47,389
TOTAL TELECOMMUNICATION SERVICES		582,761
UTILITIES - 4.1%
Electric Utilities - 2.9%
American Electric Power Co., Inc.	2,887,876	106,447
Edison International	1,771,411	67,438
FirstEnergy Corp.	1,568,112	70,016
PPL Corp.	3,282,241	91,575
		335,476
Multi-Utilities - 1.2%
CMS Energy Corp.	835,187	15,985
National Grid PLC	1,173,000	11,478
PG&E Corp.	902,223	37,379
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	1,444,972	$ 47,323
Veolia Environnement	933,007	21,004
		133,169
TOTAL UTILITIES		468,645
TOTAL COMMON STOCKS (Cost $8,978,083)		10,953,356
Preferred Stocks - 2.6%

Convertible Preferred Stocks - 2.2%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.8%
General Motors Co. 4.75%	1,974,900	91,260
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Apache Corp. 6.00%	283,900	18,493
FINANCIALS - 1.1%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	26,000	29,640
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	273,000	30,617
Insurance - 0.6%
Hartford Financial Services Group, Inc. Series F 7.25%	879,600	20,934
XL Group PLC 10.75%	1,625,900	44,192
		65,126
TOTAL FINANCIALS		125,383
INDUSTRIALS - 0.0%
Machinery - 0.0%
Stanley Black & Decker, Inc. 4.75%	30,800	3,474
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	322,100	$ 18,067
TOTAL CONVERTIBLE PREFERRED STOCKS		256,677
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Volkswagen AG	201,006	40,275
TOTAL PREFERRED STOCKS (Cost $274,019)		296,952
Convertible Bonds - 2.2%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.3%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15	$ 32,560	37,220
Leisure Equipment & Products - 0.2%
Eastman Kodak Co. 7% 4/1/17	33,845	21,143
Media - 0.8%
Liberty Media Corp.:
3.5% 1/15/31	6,985	4,743
4% 11/15/29	13,232	7,509
3.5% 1/15/31 (f)	19,810	13,453
Virgin Media, Inc. 6.5% 11/15/16	42,136	68,787
		94,492
TOTAL CONSUMER DISCRETIONARY		152,855
FINANCIALS - 0.4%
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18 (f)	20,880	20,893
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)	36,072	24,439
TOTAL FINANCIALS		45,332
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.:
6% 5/1/15 (f)	$ 16,574	$ 16,886
6% 5/1/15	8,251	8,406
Micron Technology, Inc. 1.875% 6/1/27	13,266	12,876
		38,168
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29	31,600	23,700
TOTAL CONVERTIBLE BONDS (Cost $240,932)		260,055
Money Market Funds - 3.4%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $389,955)	389,955,184	389,955
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $9,882,989)		11,900,318
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(372,189)
NET ASSETS - 100%		$ 11,528,129
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $75,671,000 or 0.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 80
Fidelity Securities Lending Cash Central Fund	1,649
Total	$ 1,729
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 56,123	$ -	$ 1,527	$ 618	$ 46,799
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,282,511	$ 1,242,127	$ 40,199	$ 185
Consumer Staples	802,099	802,099	-	-
Energy	1,654,745	1,654,745	-	-
Financials	3,213,068	3,129,011	84,057	-
Health Care	1,119,109	950,448	168,661	-
Industrials	1,299,528	1,299,528	-	-
Information Technology	556,981	556,981	-	-
Materials	252,794	252,794	-	-
Telecommunication Services	582,761	582,761	-	-
Utilities	486,712	454,230	32,482	-
Corporate Bonds	260,055	-	260,055	-
Money Market Funds	389,955	389,955	-	-
Total Investments in Securities:	$ 11,900,318	$ 11,314,679	$ 585,454	$ 185
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	185
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 185
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
United Kingdom	5.1%
Germany	2.8%
Switzerland	2.5%
Japan	1.8%
France	1.5%
Ireland	1.4%
Netherlands	1.3%
Others (Individually Less Than 1%)	0.1%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $3,216,410,000 of which $1,391,073,000 and $1,825,337,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $380,545) - See accompanying schedule: Unaffiliated issuers (cost $9,419,014)	$ 11,463,564
Fidelity Central Funds (cost $389,955)	389,955
Other affiliated issuers (cost $74,020)	46,799
Total Investments (cost $9,882,989)		$ 11,900,318
Cash		1
Receivable for investments sold		140,440
Receivable for fund shares sold		6,321
Dividends receivable		21,666
Interest receivable		3,560
Distributions receivable from Fidelity Central Funds		50
Other receivables		990
Total assets		12,073,346

Liabilities
Payable for investments purchased	$ 95,075
Payable for fund shares redeemed	19,429
Accrued management fee	4,570
Notes payable to affiliates	33,621
Other affiliated payables	1,771
Other payables and accrued expenses	796
Collateral on securities loaned, at value	389,955
Total liabilities		545,217

Net Assets		$ 11,528,129
Net Assets consist of:
Paid in capital		$ 12,114,979
Undistributed net investment income		18,423
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,623,062)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,017,789
Net Assets		$ 11,528,129

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Equity-Income: Net Asset Value, offering price and redemption price per share ($9,013,660 ÷ 203,216 shares)	$ 44.36

Class K: Net Asset Value, offering price and redemption price per share ($2,514,469 ÷ 56,701 shares)	$ 44.35

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended July 31, 2011

Investment Income
Dividends (including $618 earned from other affiliated issuers)		$ 144,327
Interest		8,171
Income from Fidelity Central Funds		1,729
Total income		154,227

Expenses
Management fee	$ 28,662
Transfer agent fees	10,230
Accounting and security lending fees	704
Custodian fees and expenses	111
Independent trustees' compensation	34
Registration fees	103
Audit	94
Legal	26
Interest	3
Miscellaneous	90
Total expenses before reductions	40,057
Expense reductions	(218)	39,839
Net investment income (loss)		114,388
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	921,294
Other affiliated issuers	395
Foreign currency transactions	(22)
Total net realized gain (loss)		921,667
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,242,086)
Assets and liabilities in foreign currencies	276
Total change in net unrealized appreciation (depreciation)		(1,241,810)
Net gain (loss)		(320,143)
Net increase (decrease) in net assets resulting from operations		$ (205,755)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended July 31, 2011	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 114,388	$ 237,832
Net realized gain (loss)	921,667	395,328
Change in net unrealized appreciation (depreciation)	(1,241,810)	2,115,275
Net increase (decrease) in net assets resulting from operations	(205,755)	2,748,435
Distributions to shareholders from net investment income	(102,058)	(254,643)
Share transactions - net increase (decrease)	(771,848)	(7,281,724)
Total increase (decrease) in net assets	(1,079,661)	(4,787,932)

Net Assets
Beginning of period	12,607,790	17,395,722
End of period (including undistributed net investment income of $18,423 and undistributed net investment income of $6,093, respectively)	$ 11,528,129	$ 12,607,790

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Equity-Income

	Six months ended July 31,	Years ended January 31,
	2011	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Income from Investment Operations
Net investment income (loss) D	.42	.66	.63	1.00	1.00	.96
Net realized and unrealized gain (loss)	(1.25)	7.72	10.51	(23.96)	(3.86)	8.30
Total from investment operations	(.83)	8.38	11.14	(22.96)	(2.86)	9.26
Distributions from net investment income	(.38)	(.74)	(.69)	(.96)	(1.02)	(.94)
Distributions from net realized gain	-	-	-	(.85)	(3.20)	(3.50)
Total distributions	(.38)	(.74)	(.69)	(1.81)	(4.22)	(4.44)
Net asset value, end of period	$ 44.36	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33
Total Return B,C	(1.87)%	22.32%	41.02%	(45.16)%	(5.21)%	17.55%
Ratios to Average Net Assets E,G
Expenses before reductions	.67% A	.69%	.74%	.71%	.66%	.68%
Expenses net of fee waivers, if any	.67% A	.69%	.74%	.71%	.66%	.68%
Expenses net of all reductions	.66% A	.68%	.74%	.71%	.66%	.67%
Net investment income (loss)	1.79% A	1.62%	1.87%	2.38%	1.68%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$ 9,014	$ 10,049	$ 15,061	$ 15,070	$ 28,115	$ 31,223
Portfolio turnover rate F	36% A	28%	30%	33%	23%	24%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class K

	Six months ended July 31,	Years ended January 31,
	2011	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 45.56	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.45	.72	.72	.61
Net realized and unrealized gain (loss)	(1.25)	7.72	10.48	(23.80)
Total from investment operations	(.80)	8.44	11.20	(23.19)
Distributions from net investment income	(.41)	(.81)	(.75)	(.80)
Net asset value, end of period	$ 44.35	$ 45.56	$ 37.93	$ 27.48
Total Return B,C	(1.80)%	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.53% A	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53% A	.53%	.54%	.53% A
Expenses net of all reductions	.52% A	.53%	.54%	.53% A
Net investment income (loss)	1.93% A	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,514	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	36% A	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period February 1, 2010 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Semiannual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,785,351
Gross unrealized depreciation	(977,421)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,807,930

Tax cost	$ 10,092,388

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Semiannual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,232,968 and $2,843,543, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Equity-Income	$ 9,544.19
Class K	686.05
	$ 10,230

* Annualized

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,477.34%		$ 3

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Semiannual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,649. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $217 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011 A
From net investment income
Equity-Income	$ 78,776	$ 208,206
Class K	23,282	42,109
Class F	-	4,328
Total	$ 102,058	$ 254,643

A All Class F shares were redeemed on December 15, 2010.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011 A	Six months ended July 31, 2011	Year ended January 31, 2011 A
Equity-Income
Shares sold	10,866	31,836	$ 504,812	$ 1,308,081
Reinvestment of distributions	1,615	4,916	75,632	201,463
Shares redeemed	(29,768)	(213,346)	(1,376,463)	(8,575,845)
Net increase (decrease)	(17,287)	(176,594)	$ (796,019)	$ (7,066,301)
Class K
Shares sold	7,539	18,004	$ 348,104	$ 725,433
Reinvestment of distributions	497	1,025	23,282	42,109
Shares redeemed	(7,493)	(16,045)	(347,215)	(642,451)
Net increase (decrease)	543	2,984	$ 24,171	$ 125,091
Class F
Shares sold	-	8,722	$ -	$ 346,459
Reinvestment of distributions	-	107	-	4,328
Shares redeemed	-	(17,202)	-	(691,301)
Net increase (decrease)	-	(8,373)	$ -	$ (340,514)

A All Class F shares were redeemed on December 15, 2010.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at July 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 8, 2011

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Equity-Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Equity-Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Equity-Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Semiannual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

EQU-K-USAN-0911
1.863287.102

Fidelity®

Large Cap Growth

Fund

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.23%
Actual		$ 1,000.00	$ 1,058.90	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.16
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.30	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	1.98%
Actual		$ 1,000.00	$ 1,054.80	$ 10.09
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Class C	1.97%
Actual		$ 1,000.00	$ 1,055.10	$ 10.04
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Large Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.40	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,061.20	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.4	6.1
Exxon Mobil Corp.	3.8	6.7
Google, Inc. Class A	3.8	3.6
Amazon.com, Inc.	2.5	1.7
Cognizant Technology Solutions Corp. Class A	2.1	1.8
QUALCOMM, Inc.	2.0	2.1
Oracle Corp.	1.9	1.5
Green Mountain Coffee Roasters, Inc.	1.9	0.3
TJX Companies, Inc.	1.6	1.4
Schiff Nutrition International, Inc.	1.6	0.6
	28.6
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.3	32.6
Consumer Discretionary	13.9	14.9
Energy	12.0	11.6
Industrials	12.0	11.3
Consumer Staples	11.0	7.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 100.1%		Stocks 99.4%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.6%
	_____ 100%		_____ 100%
* Foreign investments	13.5%	** Foreign investments	12.3%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.1%
Minth Group Ltd.	80,000	$ 128,512
Automobiles - 0.2%
Hyundai Motor Co.	760	169,402
Tesla Motors, Inc. (a)	900	25,353
Toyota Motor Corp. sponsored ADR (d)	1,900	155,648
		350,403
Diversified Consumer Services - 1.6%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	2,700	344,871
Weight Watchers International, Inc.	29,100	2,246,229
		2,591,100
Hotels, Restaurants & Leisure - 0.5%
Arcos Dorados Holdings, Inc.	14,800	347,208
Ctrip.com International Ltd. sponsored ADR (a)	8,100	373,410
Dunkin' Brands Group, Inc.	400	11,572
Las Vegas Sands Corp. (a)	300	14,154
		746,344
Household Durables - 2.5%
iRobot Corp. (a)	13,900	485,944
M.D.C. Holdings, Inc.	14,600	330,106
Meritage Homes Corp. (a)	15,300	334,305
Ryland Group, Inc.	23,300	343,209
Standard Pacific Corp. (a)(d)	130,900	374,374
Tempur-Pedic International, Inc. (a)	29,100	2,095,491
		3,963,429
Internet & Catalog Retail - 3.5%
Amazon.com, Inc. (a)	17,900	3,983,108
Netflix, Inc. (a)	800	212,792
Priceline.com, Inc. (a)	2,700	1,451,655
		5,647,555
Media - 0.9%
Focus Media Holding Ltd. ADR (a)	10,900	358,501
Pandora Media, Inc.	400	6,036
Time Warner, Inc.	21,000	738,360
Valassis Communications, Inc. (a)	13,100	351,080
		1,453,977
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	11,100	$ 735,153
Macy's, Inc.	15,500	447,485
		1,182,638
Specialty Retail - 3.0%
Best Buy Co., Inc.	16,700	460,920
Sally Beauty Holdings, Inc. (a)	76,100	1,308,920
TJX Companies, Inc.	48,000	2,654,400
Vitamin Shoppe, Inc. (a)	10,400	453,024
		4,877,264
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	5,000	496,250
Fossil, Inc. (a)	700	87,969
PVH Corp.	12,900	922,995
		1,507,214
TOTAL CONSUMER DISCRETIONARY		22,448,436
CONSUMER STAPLES - 11.0%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	6,593	379,444
Dr Pepper Snapple Group, Inc.	26,500	1,000,640
PepsiCo, Inc.	9,500	608,380
SABMiller PLC	4,400	165,046
The Coca-Cola Co.	20,100	1,367,001
		3,520,511
Food & Staples Retailing - 0.7%
Wal-Mart de Mexico SA de CV Series V	91,600	252,700
Whole Foods Market, Inc.	14,100	940,470
		1,193,170
Food Products - 3.0%
Danone sponsored ADR	25,900	369,852
Green Mountain Coffee Roasters, Inc. (a)	29,400	3,056,130
Mead Johnson Nutrition Co. Class A	13,000	927,810
Nestle SA sponsored ADR	6,600	420,750
SunOpta, Inc. (a)	2,100	12,369
		4,786,911
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.5%
Colgate-Palmolive Co.	20,300	$ 1,712,914
Procter & Gamble Co.	10,800	664,092
		2,377,006
Personal Products - 3.6%
Estee Lauder Companies, Inc. Class A	6,500	681,915
Herbalife Ltd.	38,500	2,145,220
Nu Skin Enterprises, Inc. Class A	13,000	488,020
Schiff Nutrition International, Inc.	215,804	2,496,852
		5,812,007
TOTAL CONSUMER STAPLES		17,689,605
ENERGY - 12.0%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	12,100	936,298
Halliburton Co.	29,100	1,592,643
Noble Corp.	14,300	527,241
Oceaneering International, Inc.	14,200	613,440
Schlumberger Ltd.	8,600	777,182
Transocean Ltd. (United States)	21,000	1,292,760
		5,739,564
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	11,070	472,800
Amyris, Inc.	6,300	145,845
Atlas Pipeline Partners, LP	10,000	342,100
BP PLC sponsored ADR	6,829	310,310
Chesapeake Energy Corp.	13,700	470,595
Chevron Corp.	10,500	1,092,210
Exxon Mobil Corp.	77,300	6,167,767
Hess Corp.	5,400	370,224
HollyFrontier Corp.	12,900	972,531
Marathon Oil Corp.	21,100	653,467
Marathon Petroleum Corp.	10,550	461,985
Occidental Petroleum Corp.	10,500	1,030,890
Solazyme, Inc.	1,800	41,130
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	16,700	$ 744,152
Whiting Petroleum Corp. (a)	7,000	410,200
		13,686,206
TOTAL ENERGY		19,425,770
FINANCIALS - 4.3%
Capital Markets - 1.1%
Bank of New York Mellon Corp.	10,800	271,188
Charles Schwab Corp.	37,400	558,382
HFF, Inc. (a)	10,500	158,550
Morgan Stanley	14,000	311,500
TD Ameritrade Holding Corp.	23,600	433,296
		1,732,916
Commercial Banks - 1.3%
Aozora Bank Ltd.	148,000	361,515
Comerica, Inc.	11,000	352,330
Regions Financial Corp.	49,000	298,410
Synovus Financial Corp. (d)	138,300	253,089
Wells Fargo & Co.	22,300	623,062
Zions Bancorporation	14,800	324,120
		2,212,526
Consumer Finance - 0.3%
SLM Corp.	33,900	528,501
Diversified Financial Services - 0.9%
Citigroup, Inc.	19,180	735,361
JPMorgan Chase & Co.	16,800	679,560
		1,414,921
Insurance - 0.2%
Assured Guaranty Ltd.	25,700	363,655
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	19,900	433,820
Jones Lang LaSalle, Inc.	3,900	331,968
		765,788
TOTAL FINANCIALS		7,018,307
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.4%
Biotechnology - 5.6%
Achillion Pharmaceuticals, Inc. (a)	56,600	$ 419,406
ADVENTRX Pharmaceuticals, Inc. (a)(d)	62,100	183,195
Alexion Pharmaceuticals, Inc. (a)	16,700	948,560
Amarin Corp. PLC ADR (a)	22,300	301,942
Amgen, Inc.	18,900	1,033,830
Amicus Therapeutics, Inc. (a)	61,280	425,283
Amylin Pharmaceuticals, Inc. (a)	3,100	36,921
Ardea Biosciences, Inc. (a)	10,400	243,360
ARIAD Pharmaceuticals, Inc. (a)	47,600	565,964
ArQule, Inc. (a)	36,000	201,600
Biogen Idec, Inc. (a)	8,000	814,960
BioMarin Pharmaceutical, Inc. (a)	17,000	530,910
Dynavax Technologies Corp. (a)	62,800	175,840
Exelixis, Inc. (a)	16,500	127,050
Geron Corp. (a)(d)	20,300	78,155
Gilead Sciences, Inc. (a)	28,000	1,186,080
Inhibitex, Inc. (a)	61,300	253,782
Keryx Biopharmaceuticals, Inc. (a)	40,930	180,501
Lexicon Pharmaceuticals, Inc. (a)	67,400	113,232
Neurocrine Biosciences, Inc. (a)	56,800	439,064
NPS Pharmaceuticals, Inc. (a)	19,200	185,472
Theravance, Inc. (a)	13,900	297,182
United Therapeutics Corp. (a)	6,600	378,708
		9,120,997
Health Care Equipment & Supplies - 0.7%
Alere, Inc. (a)	11,000	324,390
Edwards Lifesciences Corp. (a)	8,000	570,800
Mako Surgical Corp. (a)	2,400	69,144
Sirona Dental Systems, Inc. (a)	1,800	91,044
		1,055,378
Health Care Providers & Services - 1.7%
McKesson Corp.	15,500	1,257,360
Medco Health Solutions, Inc. (a)	19,000	1,194,720
WellPoint, Inc.	4,200	283,710
		2,735,790
Health Care Technology - 0.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	29,200	529,980
Cerner Corp. (a)	9,400	625,006
		1,154,986
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	2,400	$ 149,880
Thermo Fisher Scientific, Inc. (a)	8,800	528,792
		678,672
Pharmaceuticals - 1.3%
Auxilium Pharmaceuticals, Inc. (a)	3,500	65,590
AVANIR Pharmaceuticals Class A (a)(d)	78,800	295,500
Cadence Pharmaceuticals, Inc. (a)(d)	29,100	251,715
Eli Lilly & Co.	2,200	84,260
Endocyte, Inc.	700	9,331
Shire PLC sponsored ADR	4,200	436,800
Valeant Pharmaceuticals International, Inc. (Canada)	16,441	904,995
		2,048,191
TOTAL HEALTH CARE		16,794,014
INDUSTRIALS - 12.0%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	8,700	664,419
Precision Castparts Corp.	6,600	1,065,108
Raytheon Co.	9,100	407,043
Textron, Inc.	85,500	1,977,615
The Boeing Co.	200	14,094
United Technologies Corp.	30,100	2,493,484
		6,621,763
Airlines - 0.5%
Copa Holdings SA Class A	6,900	452,709
Southwest Airlines Co.	33,400	332,664
		785,373
Building Products - 0.3%
Masco Corp.	20,100	212,055
Quanex Building Products Corp.	17,500	274,225
		486,280
Commercial Services & Supplies - 0.0%
Sykes Enterprises, Inc. (a)	600	11,580
Construction & Engineering - 1.3%
Fluor Corp.	16,700	1,060,951
Jacobs Engineering Group, Inc. (a)	7,600	297,464
KBR, Inc.	6,100	217,465
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Shaw Group, Inc. (a)	14,200	$ 367,496
URS Corp. (a)	5,000	204,150
		2,147,526
Electrical Equipment - 0.7%
Alstom SA	15,801	834,473
Emerson Electric Co.	5,600	274,904
		1,109,377
Industrial Conglomerates - 0.4%
General Electric Co.	35,400	634,014
Machinery - 2.2%
Cummins, Inc.	9,500	996,360
Fanuc Corp.	1,000	189,827
Ingersoll-Rand Co. Ltd.	39,300	1,470,606
Pall Corp.	10,200	505,716
WABCO Holdings, Inc. (a)	1,100	69,355
Wabtec Corp.	2,400	154,848
Weg SA	10,900	118,051
		3,504,763
Professional Services - 1.6%
IHS, Inc. Class A (a)	6,500	478,985
Manpower, Inc.	5,200	262,704
Robert Half International, Inc.	10,800	295,704
Towers Watson & Co.	26,100	1,596,015
		2,633,408
Road & Rail - 0.4%
Union Pacific Corp.	6,800	696,864
Trading Companies & Distributors - 0.5%
Mills Estruturas e Servicos de Engenharia SA	6,000	81,227
WESCO International, Inc. (a)	13,400	679,246
		760,473
TOTAL INDUSTRIALS		19,391,421
INFORMATION TECHNOLOGY - 29.3%
Communications Equipment - 3.6%
Acme Packet, Inc. (a)	5,100	300,492
Alcatel-Lucent SA sponsored ADR (a)	102,700	415,935
Calix Networks, Inc. (a)	18,700	342,958
Juniper Networks, Inc. (a)	48,400	1,132,076
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	60,400	$ 3,308,712
Riverbed Technology, Inc. (a)	9,200	263,396
		5,763,569
Computers & Peripherals - 8.0%
Apple, Inc. (a)	30,600	11,948,688
EMC Corp. (a)	600	15,648
NetApp, Inc. (a)	3,000	142,560
SanDisk Corp. (a)	11,300	480,589
Western Digital Corp. (a)	10,100	348,046
		12,935,531
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	5,200	816,764
eBay, Inc. (a)	43,000	1,408,250
Facebook, Inc. Class B (a)(e)	6,574	164,350
Google, Inc. Class A (a)	10,100	6,097,269
LinkedIn Corp. (a)	300	30,309
OpenTable, Inc. (a)	2,900	205,494
Rackspace Hosting, Inc. (a)	39,104	1,564,160
Travelzoo, Inc. (a)(d)	2,100	110,880
		10,397,476
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	48,200	3,367,734
International Business Machines Corp.	4,600	836,510
MasterCard, Inc. Class A	1,300	394,225
Virtusa Corp. (a)	20,300	399,098
		4,997,567
Office Electronics - 0.1%
Xerox Corp.	15,800	147,414
Semiconductors & Semiconductor Equipment - 2.2%
ASML Holding NV	9,400	335,110
Avago Technologies Ltd.	8,700	292,581
Broadcom Corp. Class A	13,700	507,859
Freescale Semiconductor Holdings I Ltd.	8,900	145,337
GT Solar International, Inc. (a)(d)	51,700	705,188
Inphi Corp.	600	7,614
LTX-Credence Corp. (a)	22,600	162,494
Marvell Technology Group Ltd. (a)	54,500	807,690
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVIDIA Corp. (a)	40,400	$ 558,732
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,300	16,068
		3,538,673
Software - 5.9%
Citrix Systems, Inc. (a)	6,400	461,056
Informatica Corp. (a)	16,300	833,419
Intuit, Inc. (a)	8,800	410,960
Longtop Financial Technologies Ltd. ADR (a)	9,200	17,416
Microsoft Corp.	3,200	87,680
Oracle Corp.	102,500	3,134,450
Red Hat, Inc. (a)	16,400	690,112
Rovi Corp. (a)	16,600	879,302
salesforce.com, Inc. (a)	10,700	1,548,397
Solera Holdings, Inc.	15,500	866,140
VMware, Inc. Class A (a)	5,400	541,836
		9,470,768
TOTAL INFORMATION TECHNOLOGY		47,250,998
MATERIALS - 6.0%
Chemicals - 2.6%
Albemarle Corp.	5,800	386,164
Ashland, Inc.	12,900	789,996
CF Industries Holdings, Inc.	9,300	1,444,476
Innophos Holdings, Inc.	10,800	520,560
LyondellBasell Industries NV Class A	18,700	737,902
Olin Corp.	9,100	190,281
W.R. Grace & Co. (a)	3,300	166,452
		4,235,831
Metals & Mining - 3.4%
Alcoa, Inc.	13,400	197,382
AngloGold Ashanti Ltd. sponsored ADR	12,500	524,250
Barrick Gold Corp.	7,000	333,735
Freeport-McMoRan Copper & Gold, Inc.	10,900	577,264
Goldcorp, Inc.	20,600	985,152
Ivanhoe Mines Ltd. (a)	25,300	662,556
Kinross Gold Corp.	42,000	685,786
Newcrest Mining Ltd.	19,364	841,397
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	7,300	$ 343,173
United States Steel Corp. (d)	7,000	279,930
		5,430,625
TOTAL MATERIALS		9,666,456
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	32,400	1,701,972
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp. (a)	11,100	136,641
TOTAL COMMON STOCKS (Cost $138,710,152)		161,523,620
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.14% (b)	1,620,865	1,620,865
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,423,650	2,423,650
TOTAL MONEY MARKET FUNDS (Cost $4,044,515)		4,044,515
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $142,754,667)		165,568,135
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(4,135,756)
NET ASSETS - 100%		$ 161,432,379
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,350 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 164,398
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,410
Fidelity Securities Lending Cash Central Fund	56,134
Total	$ 57,544
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,448,436	$ 22,448,436	$ -	$ -
Consumer Staples	17,689,605	17,310,161	379,444	-
Energy	19,425,770	19,425,770	-	-
Financials	7,018,307	7,018,307	-	-
Health Care	16,794,014	16,794,014	-	-
Industrials	19,391,421	19,391,421	-	-
Information Technology	47,250,998	47,069,232	-	181,766
Materials	9,666,456	9,666,456	-	-
Telecommunication Services	1,701,972	1,701,972	-	-
Utilities	136,641	136,641	-	-
Money Market Funds	4,044,515	4,044,515	-	-
Total Investments in Securities:	$ 165,568,135	$ 165,006,925	$ 379,444	$ 181,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(285,312)
Cost of Purchases	164,398
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	302,680
Transfers out of Level 3	-
Ending Balance	$ 181,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (285,312)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Other Financial Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.5%
Canada	2.3%
Cayman Islands	1.9%
Switzerland	1.4%
France	1.0%
Others (Individually Less Than 1%)	6.9%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $35,978,853 of which $27,318,752 and $8,660,101 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $2,297,510) - See accompanying schedule: Unaffiliated issuers (cost $138,710,152)	$ 161,523,620
Fidelity Central Funds (cost $4,044,515)	4,044,515
Total Investments (cost $142,754,667)		$ 165,568,135
Cash		848
Receivable for investments sold		2,641,426
Receivable for fund shares sold		536,953
Dividends receivable		42,131
Distributions receivable from Fidelity Central Funds		13,114
Other receivables		3,645
Total assets		168,806,252

Liabilities
Payable for investments purchased	$ 2,915,264
Payable for fund shares redeemed	1,883,565
Accrued management fee	70,619
Distribution and service plan fees payable	11,597
Other affiliated payables	39,445
Other payables and accrued expenses	29,733
Collateral on securities loaned, at value	2,423,650
Total liabilities		7,373,873

Net Assets		$ 161,432,379
Net Assets consist of:
Paid in capital		$ 164,864,490
Accumulated net investment loss		(175,299)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,070,720)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,813,908
Net Assets		$ 161,432,379

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,614,640 ÷ 922,580 shares)	$ 10.42

Maximum offering price per share (100/94.25 of $10.42)	$ 11.06
Class T: Net Asset Value and redemption price per share ($8,108,558 ÷ 783,832 shares)	$ 10.34

Maximum offering price per share (100/96.50 of $10.34)	$ 10.72
Class B: Net Asset Value and offering price per share ($2,015,942 ÷ 197,453 shares)A	$ 10.21

Class C: Net Asset Value and offering price per share ($5,430,005 ÷ 535,099 shares)A	$ 10.15

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($134,244,838 ÷ 12,745,885 shares)	$ 10.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,018,396 ÷ 190,844 shares)	$ 10.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 552,935
Income from Fidelity Central Funds (including $56,134 from security lending)		57,544
Total income		610,479

Expenses
Management fee Basic fee	$ 427,518
Performance adjustment	(26,290)
Transfer agent fees	201,790
Distribution and service plan fees	64,533
Accounting and security lending fees	30,299
Custodian fees and expenses	13,268
Independent trustees' compensation	379
Registration fees	48,391
Audit	24,943
Legal	241
Miscellaneous	623
Total expenses before reductions	785,695
Expense reductions	(5,819)	779,876
Net investment income (loss)		(169,397)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,970,111
Foreign currency transactions	(10,127)
Total net realized gain (loss)		9,959,984
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,648,725)
Assets and liabilities in foreign currencies	375
Total change in net unrealized appreciation (depreciation)		(1,648,350)
Net gain (loss)		8,311,634
Net increase (decrease) in net assets resulting from operations		$ 8,142,237

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (169,397)	$ (93,801)
Net realized gain (loss)	9,959,984	9,819,924
Change in net unrealized appreciation (depreciation)	(1,648,350)	19,527,853
Net increase (decrease) in net assets resulting from operations	8,142,237	29,253,976
Share transactions - net increase (decrease)	16,795,086	1,733,380
Total increase (decrease) in net assets	24,937,323	30,987,356

Net Assets
Beginning of period	136,495,056	105,507,700
End of period (including accumulated net investment loss of $175,299 and accumulated net investment loss of $5,902, respectively)	$ 161,432,379	$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.02)	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	.60	2.22	1.53	(3.71)	(.72)
Total from investment operations	.58	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.02)	(.04)	(1.26)
Net asset value, end of period	$ 10.42	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total ReturnB,C,D	5.89%	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.23%A	1.12%	1.07%	1.01%	1.20%A
Expenses net of fee waivers, if any	1.23%A	1.12%	1.07%	1.01%	1.20%A
Expenses net of all reductions	1.22%A	1.12%	1.06%	1.01%	1.20%A
Net investment income (loss)	(.42)%A	(.28)%	.08%	.20%	(.29)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,615	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.04)	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.60	2.22	1.52	(3.70)	(.69)
Total from investment operations	.56	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	-	-J	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	-J	(.03)	(1.25)
Net asset value, end of period	$ 10.34	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total ReturnB,C,D	5.73%	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.50%A	1.42%	1.38%	1.31%	1.47%A
Expenses net of fee waivers, if any	1.50%A	1.42%	1.38%	1.31%	1.47%A
Expenses net of all reductions	1.50%A	1.42%	1.36%	1.31%	1.47%A
Net investment income (loss)	(.70)%A	(.58)%	(.23)%	(.10)%	(.56)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,109	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.06)	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	.59	2.20	1.53	(3.69)	(.70)
Total from investment operations	.53	2.11	1.48	(3.74)	(.82)
Distributions from net realized gain	-	-	-	-J	(1.20)
Total distributions	-	-	-	-J	(1.20)
Net asset value, end of period	$ 10.21	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total ReturnB,C,D	5.48%	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.98%A	1.87%	1.82%	1.76%	1.99%A
Expenses net of fee waivers, if any	1.98%A	1.87%	1.82%	1.76%	1.99%A
Expenses net of all reductions	1.97%A	1.87%	1.80%	1.76%	1.99%A
Net investment income (loss)	(1.18)%A	(1.03)%	(.67)%	(.56)%	(1.07)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,016	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.06)	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	.59	2.19	1.51	(3.69)	(.70)
Total from investment operations	.53	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.22)
Total distributions	-	-	-	(.03)	(1.22)
Net asset value, end of period	$ 10.15	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total ReturnB,C,D	5.51%	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.97%A	1.87%	1.82%	1.77%	1.96%A
Expenses net of fee waivers, if any	1.97%A	1.87%	1.82%	1.77%	1.96%A
Expenses net of all reductions	1.97%A	1.87%	1.80%	1.77%	1.96%A
Net investment income (loss)	(1.17)%A	(1.03)%	(.67)%	(.57)%	(1.05)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,430	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Large Cap Growth

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Income from Investment Operations
Net investment income (loss)D	(.01)	-I	.02	.04	(.01)	-I
Net realized and unrealized gain (loss)	.61	2.24	1.55	(3.73)	(.77)	.37
Total from investment operations	.60	2.24	1.57	(3.69)	(.78)	.37
Distributions from net investment income	-	-	(.03)	(.05)	-	(.01)
Distributions from net realized gain	-	-	-	-	(1.25)	(.26)
Total distributions	-	-	(.03)	(.05)	(1.25)	(.27)
Redemption fees added to paid in capitalD	-	-	-	-	-	-H,I
Net asset value, end of period	$ 10.53	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Total ReturnB,C	6.04%	29.13%	25.50%	(37.36)%	(7.26)%	3.20%
Ratios to Average Net AssetsE,G
Expenses before reductions	.93%A	.87%	.81%	.75%	1.03%	1.10%
Expenses net of fee waivers, if any	.93%A	.87%	.81%	.74%	.99%	1.00%
Expenses net of all reductions	.92%A	.86%	.80%	.74%	.98%	.99%
Net investment income (loss)	(.13)%A	(.02)%	.34%	.47%	(.07)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,245	$ 120,671	$ 96,661	$ 85,332	$ 147,864	$ 183,515
Portfolio turnover rateF	79%A	126%	342%	355%	428%	189%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended January 31, 2007.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss)D	-	-I	.03	.04	-I
Net realized and unrealized gain (loss)	.61	2.25	1.54	(3.72)	(.70)
Total from investment operations	.61	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(1.27)
Total distributions	-	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 10.58	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total ReturnB,C	6.12%	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.89%A	.86%	.76%	.68%	.88%A
Expenses net of fee waivers, if any	.89%A	.86%	.76%	.68%	.88%A
Expenses net of all reductions	.88%A	.86%	.74%	.68%	.88%A
Net investment income (loss)	(.09)%A	(.02)%	.39%	.52%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,018	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rateF	79%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,284,359
Gross unrealized depreciation	(5,514,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,769,981

Tax cost	$ 142,798,154

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,723,237 and $60,197,769, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Growth as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,282	$ 246
Class T	.25%	.25%	16,360	55
Class B	.75%	.25%	10,439	7,858
Class C	.75%	.25%	27,452	8,170
			$ 64,533	$ 16,329

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,466
Class T	1,875
Class B*	3,290
Class C*	1,292
$ 16,923

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,357.30
Class T	10,779.33
Class B	3,146.30
Class C	8,156.30
Large Cap Growth	165,973.26
Institutional Class	1,379.21
	$ 201,790

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,261 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $229 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements (Unaudited) - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.50%	$ 13

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,806 for the period.

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10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	364,901	361,056	$ 3,785,977	$ 3,185,180
Shares redeemed	(120,184)	(181,389)	(1,237,604)	(1,535,053)
Net increase (decrease)	244,717	179,667	$ 2,548,373	$ 1,650,127
Class T
Shares sold	741,071	140,930	$ 7,630,677	$ 1,207,937
Shares redeemed	(253,833)	(47,579)	(2,633,537)	(408,587)
Net increase (decrease)	487,238	93,351	$ 4,997,140	$ 799,350
Class B
Shares sold	12,340	79,473	$ 127,180	$ 702,050
Shares redeemed	(36,408)	(51,655)	(368,204)	(431,055)
Net increase (decrease)	(24,068)	27,818	$ (241,024)	$ 270,995
Class C
Shares sold	514,285	213,157	$ 5,186,147	$ 1,855,577
Shares redeemed	(355,967)	(91,191)	(3,539,111)	(750,591)
Net increase (decrease)	158,318	121,966	$ 1,647,036	$ 1,104,986
Large Cap Growth
Shares sold	3,341,694	4,390,498	$ 35,012,589	$ 38,539,310
Shares redeemed	(2,749,771)	(4,808,945)	(28,656,269)	(40,933,269)
Net increase (decrease)	591,923	(418,447)	$ 6,356,320	$ (2,393,959)
Institutional Class
Shares sold	147,766	46,417	$ 1,549,277	$ 398,963
Shares redeemed	(5,836)	(11,923)	(62,036)	(97,082)
Net increase (decrease)	141,930	34,494	$ 1,487,241	$ 301,881

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

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Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Large Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Large Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

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Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Semiannual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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LCG-USAN-0911
1.900176.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Large Cap Growth

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity® Large Cap Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.23%
Actual		$ 1,000.00	$ 1,058.90	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.16
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.30	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	1.98%
Actual		$ 1,000.00	$ 1,054.80	$ 10.09
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Class C	1.97%
Actual		$ 1,000.00	$ 1,055.10	$ 10.04
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Large Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.40	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,061.20	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.4	6.1
Exxon Mobil Corp.	3.8	6.7
Google, Inc. Class A	3.8	3.6
Amazon.com, Inc.	2.5	1.7
Cognizant Technology Solutions Corp. Class A	2.1	1.8
QUALCOMM, Inc.	2.0	2.1
Oracle Corp.	1.9	1.5
Green Mountain Coffee Roasters, Inc.	1.9	0.3
TJX Companies, Inc.	1.6	1.4
Schiff Nutrition International, Inc.	1.6	0.6
	28.6
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.3	32.6
Consumer Discretionary	13.9	14.9
Energy	12.0	11.6
Industrials	12.0	11.3
Consumer Staples	11.0	7.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 100.1%		Stocks 99.4%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.6%
	_____ 100%		_____ 100%
* Foreign investments	13.5%	** Foreign investments	12.3%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.1%
Minth Group Ltd.	80,000	$ 128,512
Automobiles - 0.2%
Hyundai Motor Co.	760	169,402
Tesla Motors, Inc. (a)	900	25,353
Toyota Motor Corp. sponsored ADR (d)	1,900	155,648
		350,403
Diversified Consumer Services - 1.6%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	2,700	344,871
Weight Watchers International, Inc.	29,100	2,246,229
		2,591,100
Hotels, Restaurants & Leisure - 0.5%
Arcos Dorados Holdings, Inc.	14,800	347,208
Ctrip.com International Ltd. sponsored ADR (a)	8,100	373,410
Dunkin' Brands Group, Inc.	400	11,572
Las Vegas Sands Corp. (a)	300	14,154
		746,344
Household Durables - 2.5%
iRobot Corp. (a)	13,900	485,944
M.D.C. Holdings, Inc.	14,600	330,106
Meritage Homes Corp. (a)	15,300	334,305
Ryland Group, Inc.	23,300	343,209
Standard Pacific Corp. (a)(d)	130,900	374,374
Tempur-Pedic International, Inc. (a)	29,100	2,095,491
		3,963,429
Internet & Catalog Retail - 3.5%
Amazon.com, Inc. (a)	17,900	3,983,108
Netflix, Inc. (a)	800	212,792
Priceline.com, Inc. (a)	2,700	1,451,655
		5,647,555
Media - 0.9%
Focus Media Holding Ltd. ADR (a)	10,900	358,501
Pandora Media, Inc.	400	6,036
Time Warner, Inc.	21,000	738,360
Valassis Communications, Inc. (a)	13,100	351,080
		1,453,977
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	11,100	$ 735,153
Macy's, Inc.	15,500	447,485
		1,182,638
Specialty Retail - 3.0%
Best Buy Co., Inc.	16,700	460,920
Sally Beauty Holdings, Inc. (a)	76,100	1,308,920
TJX Companies, Inc.	48,000	2,654,400
Vitamin Shoppe, Inc. (a)	10,400	453,024
		4,877,264
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	5,000	496,250
Fossil, Inc. (a)	700	87,969
PVH Corp.	12,900	922,995
		1,507,214
TOTAL CONSUMER DISCRETIONARY		22,448,436
CONSUMER STAPLES - 11.0%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	6,593	379,444
Dr Pepper Snapple Group, Inc.	26,500	1,000,640
PepsiCo, Inc.	9,500	608,380
SABMiller PLC	4,400	165,046
The Coca-Cola Co.	20,100	1,367,001
		3,520,511
Food & Staples Retailing - 0.7%
Wal-Mart de Mexico SA de CV Series V	91,600	252,700
Whole Foods Market, Inc.	14,100	940,470
		1,193,170
Food Products - 3.0%
Danone sponsored ADR	25,900	369,852
Green Mountain Coffee Roasters, Inc. (a)	29,400	3,056,130
Mead Johnson Nutrition Co. Class A	13,000	927,810
Nestle SA sponsored ADR	6,600	420,750
SunOpta, Inc. (a)	2,100	12,369
		4,786,911
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.5%
Colgate-Palmolive Co.	20,300	$ 1,712,914
Procter & Gamble Co.	10,800	664,092
		2,377,006
Personal Products - 3.6%
Estee Lauder Companies, Inc. Class A	6,500	681,915
Herbalife Ltd.	38,500	2,145,220
Nu Skin Enterprises, Inc. Class A	13,000	488,020
Schiff Nutrition International, Inc.	215,804	2,496,852
		5,812,007
TOTAL CONSUMER STAPLES		17,689,605
ENERGY - 12.0%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	12,100	936,298
Halliburton Co.	29,100	1,592,643
Noble Corp.	14,300	527,241
Oceaneering International, Inc.	14,200	613,440
Schlumberger Ltd.	8,600	777,182
Transocean Ltd. (United States)	21,000	1,292,760
		5,739,564
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	11,070	472,800
Amyris, Inc.	6,300	145,845
Atlas Pipeline Partners, LP	10,000	342,100
BP PLC sponsored ADR	6,829	310,310
Chesapeake Energy Corp.	13,700	470,595
Chevron Corp.	10,500	1,092,210
Exxon Mobil Corp.	77,300	6,167,767
Hess Corp.	5,400	370,224
HollyFrontier Corp.	12,900	972,531
Marathon Oil Corp.	21,100	653,467
Marathon Petroleum Corp.	10,550	461,985
Occidental Petroleum Corp.	10,500	1,030,890
Solazyme, Inc.	1,800	41,130
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	16,700	$ 744,152
Whiting Petroleum Corp. (a)	7,000	410,200
		13,686,206
TOTAL ENERGY		19,425,770
FINANCIALS - 4.3%
Capital Markets - 1.1%
Bank of New York Mellon Corp.	10,800	271,188
Charles Schwab Corp.	37,400	558,382
HFF, Inc. (a)	10,500	158,550
Morgan Stanley	14,000	311,500
TD Ameritrade Holding Corp.	23,600	433,296
		1,732,916
Commercial Banks - 1.3%
Aozora Bank Ltd.	148,000	361,515
Comerica, Inc.	11,000	352,330
Regions Financial Corp.	49,000	298,410
Synovus Financial Corp. (d)	138,300	253,089
Wells Fargo & Co.	22,300	623,062
Zions Bancorporation	14,800	324,120
		2,212,526
Consumer Finance - 0.3%
SLM Corp.	33,900	528,501
Diversified Financial Services - 0.9%
Citigroup, Inc.	19,180	735,361
JPMorgan Chase & Co.	16,800	679,560
		1,414,921
Insurance - 0.2%
Assured Guaranty Ltd.	25,700	363,655
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	19,900	433,820
Jones Lang LaSalle, Inc.	3,900	331,968
		765,788
TOTAL FINANCIALS		7,018,307
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.4%
Biotechnology - 5.6%
Achillion Pharmaceuticals, Inc. (a)	56,600	$ 419,406
ADVENTRX Pharmaceuticals, Inc. (a)(d)	62,100	183,195
Alexion Pharmaceuticals, Inc. (a)	16,700	948,560
Amarin Corp. PLC ADR (a)	22,300	301,942
Amgen, Inc.	18,900	1,033,830
Amicus Therapeutics, Inc. (a)	61,280	425,283
Amylin Pharmaceuticals, Inc. (a)	3,100	36,921
Ardea Biosciences, Inc. (a)	10,400	243,360
ARIAD Pharmaceuticals, Inc. (a)	47,600	565,964
ArQule, Inc. (a)	36,000	201,600
Biogen Idec, Inc. (a)	8,000	814,960
BioMarin Pharmaceutical, Inc. (a)	17,000	530,910
Dynavax Technologies Corp. (a)	62,800	175,840
Exelixis, Inc. (a)	16,500	127,050
Geron Corp. (a)(d)	20,300	78,155
Gilead Sciences, Inc. (a)	28,000	1,186,080
Inhibitex, Inc. (a)	61,300	253,782
Keryx Biopharmaceuticals, Inc. (a)	40,930	180,501
Lexicon Pharmaceuticals, Inc. (a)	67,400	113,232
Neurocrine Biosciences, Inc. (a)	56,800	439,064
NPS Pharmaceuticals, Inc. (a)	19,200	185,472
Theravance, Inc. (a)	13,900	297,182
United Therapeutics Corp. (a)	6,600	378,708
		9,120,997
Health Care Equipment & Supplies - 0.7%
Alere, Inc. (a)	11,000	324,390
Edwards Lifesciences Corp. (a)	8,000	570,800
Mako Surgical Corp. (a)	2,400	69,144
Sirona Dental Systems, Inc. (a)	1,800	91,044
		1,055,378
Health Care Providers & Services - 1.7%
McKesson Corp.	15,500	1,257,360
Medco Health Solutions, Inc. (a)	19,000	1,194,720
WellPoint, Inc.	4,200	283,710
		2,735,790
Health Care Technology - 0.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	29,200	529,980
Cerner Corp. (a)	9,400	625,006
		1,154,986
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	2,400	$ 149,880
Thermo Fisher Scientific, Inc. (a)	8,800	528,792
		678,672
Pharmaceuticals - 1.3%
Auxilium Pharmaceuticals, Inc. (a)	3,500	65,590
AVANIR Pharmaceuticals Class A (a)(d)	78,800	295,500
Cadence Pharmaceuticals, Inc. (a)(d)	29,100	251,715
Eli Lilly & Co.	2,200	84,260
Endocyte, Inc.	700	9,331
Shire PLC sponsored ADR	4,200	436,800
Valeant Pharmaceuticals International, Inc. (Canada)	16,441	904,995
		2,048,191
TOTAL HEALTH CARE		16,794,014
INDUSTRIALS - 12.0%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	8,700	664,419
Precision Castparts Corp.	6,600	1,065,108
Raytheon Co.	9,100	407,043
Textron, Inc.	85,500	1,977,615
The Boeing Co.	200	14,094
United Technologies Corp.	30,100	2,493,484
		6,621,763
Airlines - 0.5%
Copa Holdings SA Class A	6,900	452,709
Southwest Airlines Co.	33,400	332,664
		785,373
Building Products - 0.3%
Masco Corp.	20,100	212,055
Quanex Building Products Corp.	17,500	274,225
		486,280
Commercial Services & Supplies - 0.0%
Sykes Enterprises, Inc. (a)	600	11,580
Construction & Engineering - 1.3%
Fluor Corp.	16,700	1,060,951
Jacobs Engineering Group, Inc. (a)	7,600	297,464
KBR, Inc.	6,100	217,465
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Shaw Group, Inc. (a)	14,200	$ 367,496
URS Corp. (a)	5,000	204,150
		2,147,526
Electrical Equipment - 0.7%
Alstom SA	15,801	834,473
Emerson Electric Co.	5,600	274,904
		1,109,377
Industrial Conglomerates - 0.4%
General Electric Co.	35,400	634,014
Machinery - 2.2%
Cummins, Inc.	9,500	996,360
Fanuc Corp.	1,000	189,827
Ingersoll-Rand Co. Ltd.	39,300	1,470,606
Pall Corp.	10,200	505,716
WABCO Holdings, Inc. (a)	1,100	69,355
Wabtec Corp.	2,400	154,848
Weg SA	10,900	118,051
		3,504,763
Professional Services - 1.6%
IHS, Inc. Class A (a)	6,500	478,985
Manpower, Inc.	5,200	262,704
Robert Half International, Inc.	10,800	295,704
Towers Watson & Co.	26,100	1,596,015
		2,633,408
Road & Rail - 0.4%
Union Pacific Corp.	6,800	696,864
Trading Companies & Distributors - 0.5%
Mills Estruturas e Servicos de Engenharia SA	6,000	81,227
WESCO International, Inc. (a)	13,400	679,246
		760,473
TOTAL INDUSTRIALS		19,391,421
INFORMATION TECHNOLOGY - 29.3%
Communications Equipment - 3.6%
Acme Packet, Inc. (a)	5,100	300,492
Alcatel-Lucent SA sponsored ADR (a)	102,700	415,935
Calix Networks, Inc. (a)	18,700	342,958
Juniper Networks, Inc. (a)	48,400	1,132,076
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	60,400	$ 3,308,712
Riverbed Technology, Inc. (a)	9,200	263,396
		5,763,569
Computers & Peripherals - 8.0%
Apple, Inc. (a)	30,600	11,948,688
EMC Corp. (a)	600	15,648
NetApp, Inc. (a)	3,000	142,560
SanDisk Corp. (a)	11,300	480,589
Western Digital Corp. (a)	10,100	348,046
		12,935,531
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	5,200	816,764
eBay, Inc. (a)	43,000	1,408,250
Facebook, Inc. Class B (a)(e)	6,574	164,350
Google, Inc. Class A (a)	10,100	6,097,269
LinkedIn Corp. (a)	300	30,309
OpenTable, Inc. (a)	2,900	205,494
Rackspace Hosting, Inc. (a)	39,104	1,564,160
Travelzoo, Inc. (a)(d)	2,100	110,880
		10,397,476
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	48,200	3,367,734
International Business Machines Corp.	4,600	836,510
MasterCard, Inc. Class A	1,300	394,225
Virtusa Corp. (a)	20,300	399,098
		4,997,567
Office Electronics - 0.1%
Xerox Corp.	15,800	147,414
Semiconductors & Semiconductor Equipment - 2.2%
ASML Holding NV	9,400	335,110
Avago Technologies Ltd.	8,700	292,581
Broadcom Corp. Class A	13,700	507,859
Freescale Semiconductor Holdings I Ltd.	8,900	145,337
GT Solar International, Inc. (a)(d)	51,700	705,188
Inphi Corp.	600	7,614
LTX-Credence Corp. (a)	22,600	162,494
Marvell Technology Group Ltd. (a)	54,500	807,690
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVIDIA Corp. (a)	40,400	$ 558,732
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,300	16,068
		3,538,673
Software - 5.9%
Citrix Systems, Inc. (a)	6,400	461,056
Informatica Corp. (a)	16,300	833,419
Intuit, Inc. (a)	8,800	410,960
Longtop Financial Technologies Ltd. ADR (a)	9,200	17,416
Microsoft Corp.	3,200	87,680
Oracle Corp.	102,500	3,134,450
Red Hat, Inc. (a)	16,400	690,112
Rovi Corp. (a)	16,600	879,302
salesforce.com, Inc. (a)	10,700	1,548,397
Solera Holdings, Inc.	15,500	866,140
VMware, Inc. Class A (a)	5,400	541,836
		9,470,768
TOTAL INFORMATION TECHNOLOGY		47,250,998
MATERIALS - 6.0%
Chemicals - 2.6%
Albemarle Corp.	5,800	386,164
Ashland, Inc.	12,900	789,996
CF Industries Holdings, Inc.	9,300	1,444,476
Innophos Holdings, Inc.	10,800	520,560
LyondellBasell Industries NV Class A	18,700	737,902
Olin Corp.	9,100	190,281
W.R. Grace & Co. (a)	3,300	166,452
		4,235,831
Metals & Mining - 3.4%
Alcoa, Inc.	13,400	197,382
AngloGold Ashanti Ltd. sponsored ADR	12,500	524,250
Barrick Gold Corp.	7,000	333,735
Freeport-McMoRan Copper & Gold, Inc.	10,900	577,264
Goldcorp, Inc.	20,600	985,152
Ivanhoe Mines Ltd. (a)	25,300	662,556
Kinross Gold Corp.	42,000	685,786
Newcrest Mining Ltd.	19,364	841,397
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	7,300	$ 343,173
United States Steel Corp. (d)	7,000	279,930
		5,430,625
TOTAL MATERIALS		9,666,456
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	32,400	1,701,972
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp. (a)	11,100	136,641
TOTAL COMMON STOCKS (Cost $138,710,152)		161,523,620
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.14% (b)	1,620,865	1,620,865
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,423,650	2,423,650
TOTAL MONEY MARKET FUNDS (Cost $4,044,515)		4,044,515
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $142,754,667)		165,568,135
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(4,135,756)
NET ASSETS - 100%		$ 161,432,379
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,350 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 164,398
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,410
Fidelity Securities Lending Cash Central Fund	56,134
Total	$ 57,544
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,448,436	$ 22,448,436	$ -	$ -
Consumer Staples	17,689,605	17,310,161	379,444	-
Energy	19,425,770	19,425,770	-	-
Financials	7,018,307	7,018,307	-	-
Health Care	16,794,014	16,794,014	-	-
Industrials	19,391,421	19,391,421	-	-
Information Technology	47,250,998	47,069,232	-	181,766
Materials	9,666,456	9,666,456	-	-
Telecommunication Services	1,701,972	1,701,972	-	-
Utilities	136,641	136,641	-	-
Money Market Funds	4,044,515	4,044,515	-	-
Total Investments in Securities:	$ 165,568,135	$ 165,006,925	$ 379,444	$ 181,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(285,312)
Cost of Purchases	164,398
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	302,680
Transfers out of Level 3	-
Ending Balance	$ 181,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (285,312)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Other Financial Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.5%
Canada	2.3%
Cayman Islands	1.9%
Switzerland	1.4%
France	1.0%
Others (Individually Less Than 1%)	6.9%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $35,978,853 of which $27,318,752 and $8,660,101 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $2,297,510) - See accompanying schedule: Unaffiliated issuers (cost $138,710,152)	$ 161,523,620
Fidelity Central Funds (cost $4,044,515)	4,044,515
Total Investments (cost $142,754,667)		$ 165,568,135
Cash		848
Receivable for investments sold		2,641,426
Receivable for fund shares sold		536,953
Dividends receivable		42,131
Distributions receivable from Fidelity Central Funds		13,114
Other receivables		3,645
Total assets		168,806,252

Liabilities
Payable for investments purchased	$ 2,915,264
Payable for fund shares redeemed	1,883,565
Accrued management fee	70,619
Distribution and service plan fees payable	11,597
Other affiliated payables	39,445
Other payables and accrued expenses	29,733
Collateral on securities loaned, at value	2,423,650
Total liabilities		7,373,873

Net Assets		$ 161,432,379
Net Assets consist of:
Paid in capital		$ 164,864,490
Accumulated net investment loss		(175,299)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,070,720)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,813,908
Net Assets		$ 161,432,379

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,614,640 ÷ 922,580 shares)	$ 10.42

Maximum offering price per share (100/94.25 of $10.42)	$ 11.06
Class T: Net Asset Value and redemption price per share ($8,108,558 ÷ 783,832 shares)	$ 10.34

Maximum offering price per share (100/96.50 of $10.34)	$ 10.72
Class B: Net Asset Value and offering price per share ($2,015,942 ÷ 197,453 shares)A	$ 10.21

Class C: Net Asset Value and offering price per share ($5,430,005 ÷ 535,099 shares)A	$ 10.15

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($134,244,838 ÷ 12,745,885 shares)	$ 10.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,018,396 ÷ 190,844 shares)	$ 10.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 552,935
Income from Fidelity Central Funds (including $56,134 from security lending)		57,544
Total income		610,479

Expenses
Management fee Basic fee	$ 427,518
Performance adjustment	(26,290)
Transfer agent fees	201,790
Distribution and service plan fees	64,533
Accounting and security lending fees	30,299
Custodian fees and expenses	13,268
Independent trustees' compensation	379
Registration fees	48,391
Audit	24,943
Legal	241
Miscellaneous	623
Total expenses before reductions	785,695
Expense reductions	(5,819)	779,876
Net investment income (loss)		(169,397)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,970,111
Foreign currency transactions	(10,127)
Total net realized gain (loss)		9,959,984
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,648,725)
Assets and liabilities in foreign currencies	375
Total change in net unrealized appreciation (depreciation)		(1,648,350)
Net gain (loss)		8,311,634
Net increase (decrease) in net assets resulting from operations		$ 8,142,237

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (169,397)	$ (93,801)
Net realized gain (loss)	9,959,984	9,819,924
Change in net unrealized appreciation (depreciation)	(1,648,350)	19,527,853
Net increase (decrease) in net assets resulting from operations	8,142,237	29,253,976
Share transactions - net increase (decrease)	16,795,086	1,733,380
Total increase (decrease) in net assets	24,937,323	30,987,356

Net Assets
Beginning of period	136,495,056	105,507,700
End of period (including accumulated net investment loss of $175,299 and accumulated net investment loss of $5,902, respectively)	$ 161,432,379	$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.02)	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	.60	2.22	1.53	(3.71)	(.72)
Total from investment operations	.58	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.02)	(.04)	(1.26)
Net asset value, end of period	$ 10.42	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total ReturnB,C,D	5.89%	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.23%A	1.12%	1.07%	1.01%	1.20%A
Expenses net of fee waivers, if any	1.23%A	1.12%	1.07%	1.01%	1.20%A
Expenses net of all reductions	1.22%A	1.12%	1.06%	1.01%	1.20%A
Net investment income (loss)	(.42)%A	(.28)%	.08%	.20%	(.29)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,615	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.04)	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.60	2.22	1.52	(3.70)	(.69)
Total from investment operations	.56	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	-	-J	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	-J	(.03)	(1.25)
Net asset value, end of period	$ 10.34	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total ReturnB,C,D	5.73%	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.50%A	1.42%	1.38%	1.31%	1.47%A
Expenses net of fee waivers, if any	1.50%A	1.42%	1.38%	1.31%	1.47%A
Expenses net of all reductions	1.50%A	1.42%	1.36%	1.31%	1.47%A
Net investment income (loss)	(.70)%A	(.58)%	(.23)%	(.10)%	(.56)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,109	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.06)	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	.59	2.20	1.53	(3.69)	(.70)
Total from investment operations	.53	2.11	1.48	(3.74)	(.82)
Distributions from net realized gain	-	-	-	-J	(1.20)
Total distributions	-	-	-	-J	(1.20)
Net asset value, end of period	$ 10.21	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total ReturnB,C,D	5.48%	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.98%A	1.87%	1.82%	1.76%	1.99%A
Expenses net of fee waivers, if any	1.98%A	1.87%	1.82%	1.76%	1.99%A
Expenses net of all reductions	1.97%A	1.87%	1.80%	1.76%	1.99%A
Net investment income (loss)	(1.18)%A	(1.03)%	(.67)%	(.56)%	(1.07)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,016	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.06)	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	.59	2.19	1.51	(3.69)	(.70)
Total from investment operations	.53	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.22)
Total distributions	-	-	-	(.03)	(1.22)
Net asset value, end of period	$ 10.15	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total ReturnB,C,D	5.51%	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.97%A	1.87%	1.82%	1.77%	1.96%A
Expenses net of fee waivers, if any	1.97%A	1.87%	1.82%	1.77%	1.96%A
Expenses net of all reductions	1.97%A	1.87%	1.80%	1.77%	1.96%A
Net investment income (loss)	(1.17)%A	(1.03)%	(.67)%	(.57)%	(1.05)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,430	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Large Cap Growth

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Income from Investment Operations
Net investment income (loss)D	(.01)	-I	.02	.04	(.01)	-I
Net realized and unrealized gain (loss)	.61	2.24	1.55	(3.73)	(.77)	.37
Total from investment operations	.60	2.24	1.57	(3.69)	(.78)	.37
Distributions from net investment income	-	-	(.03)	(.05)	-	(.01)
Distributions from net realized gain	-	-	-	-	(1.25)	(.26)
Total distributions	-	-	(.03)	(.05)	(1.25)	(.27)
Redemption fees added to paid in capitalD	-	-	-	-	-	-H,I
Net asset value, end of period	$ 10.53	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Total ReturnB,C	6.04%	29.13%	25.50%	(37.36)%	(7.26)%	3.20%
Ratios to Average Net AssetsE,G
Expenses before reductions	.93%A	.87%	.81%	.75%	1.03%	1.10%
Expenses net of fee waivers, if any	.93%A	.87%	.81%	.74%	.99%	1.00%
Expenses net of all reductions	.92%A	.86%	.80%	.74%	.98%	.99%
Net investment income (loss)	(.13)%A	(.02)%	.34%	.47%	(.07)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,245	$ 120,671	$ 96,661	$ 85,332	$ 147,864	$ 183,515
Portfolio turnover rateF	79%A	126%	342%	355%	428%	189%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended January 31, 2007.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss)D	-	-I	.03	.04	-I
Net realized and unrealized gain (loss)	.61	2.25	1.54	(3.72)	(.70)
Total from investment operations	.61	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(1.27)
Total distributions	-	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 10.58	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total ReturnB,C	6.12%	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.89%A	.86%	.76%	.68%	.88%A
Expenses net of fee waivers, if any	.89%A	.86%	.76%	.68%	.88%A
Expenses net of all reductions	.88%A	.86%	.74%	.68%	.88%A
Net investment income (loss)	(.09)%A	(.02)%	.39%	.52%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,018	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rateF	79%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

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3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

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Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,284,359
Gross unrealized depreciation	(5,514,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,769,981

Tax cost	$ 142,798,154

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,723,237 and $60,197,769, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap

Semiannual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Growth as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,282	$ 246
Class T	.25%	.25%	16,360	55
Class B	.75%	.25%	10,439	7,858
Class C	.75%	.25%	27,452	8,170
			$ 64,533	$ 16,329

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,466
Class T	1,875
Class B*	3,290
Class C*	1,292
$ 16,923

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,357.30
Class T	10,779.33
Class B	3,146.30
Class C	8,156.30
Large Cap Growth	165,973.26
Institutional Class	1,379.21
	$ 201,790

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,261 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $229 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Semiannual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.50%	$ 13

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,806 for the period.

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Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	364,901	361,056	$ 3,785,977	$ 3,185,180
Shares redeemed	(120,184)	(181,389)	(1,237,604)	(1,535,053)
Net increase (decrease)	244,717	179,667	$ 2,548,373	$ 1,650,127
Class T
Shares sold	741,071	140,930	$ 7,630,677	$ 1,207,937
Shares redeemed	(253,833)	(47,579)	(2,633,537)	(408,587)
Net increase (decrease)	487,238	93,351	$ 4,997,140	$ 799,350
Class B
Shares sold	12,340	79,473	$ 127,180	$ 702,050
Shares redeemed	(36,408)	(51,655)	(368,204)	(431,055)
Net increase (decrease)	(24,068)	27,818	$ (241,024)	$ 270,995
Class C
Shares sold	514,285	213,157	$ 5,186,147	$ 1,855,577
Shares redeemed	(355,967)	(91,191)	(3,539,111)	(750,591)
Net increase (decrease)	158,318	121,966	$ 1,647,036	$ 1,104,986
Large Cap Growth
Shares sold	3,341,694	4,390,498	$ 35,012,589	$ 38,539,310
Shares redeemed	(2,749,771)	(4,808,945)	(28,656,269)	(40,933,269)
Net increase (decrease)	591,923	(418,447)	$ 6,356,320	$ (2,393,959)
Institutional Class
Shares sold	147,766	46,417	$ 1,549,277	$ 398,963
Shares redeemed	(5,836)	(11,923)	(62,036)	(97,082)
Net increase (decrease)	141,930	34,494	$ 1,487,241	$ 301,881

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Large Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Large Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCG-USAN-0911
1.900743.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Large Cap Growth

Fund - Institutional Class

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® Large Cap Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.23%
Actual		$ 1,000.00	$ 1,058.90	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.16
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.30	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	1.98%
Actual		$ 1,000.00	$ 1,054.80	$ 10.09
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Class C	1.97%
Actual		$ 1,000.00	$ 1,055.10	$ 10.04
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Large Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.40	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,061.20	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.4	6.1
Exxon Mobil Corp.	3.8	6.7
Google, Inc. Class A	3.8	3.6
Amazon.com, Inc.	2.5	1.7
Cognizant Technology Solutions Corp. Class A	2.1	1.8
QUALCOMM, Inc.	2.0	2.1
Oracle Corp.	1.9	1.5
Green Mountain Coffee Roasters, Inc.	1.9	0.3
TJX Companies, Inc.	1.6	1.4
Schiff Nutrition International, Inc.	1.6	0.6
	28.6
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.3	32.6
Consumer Discretionary	13.9	14.9
Energy	12.0	11.6
Industrials	12.0	11.3
Consumer Staples	11.0	7.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 100.1%		Stocks 99.4%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.6%
	_____ 100%		_____ 100%
* Foreign investments	13.5%	** Foreign investments	12.3%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.1%
Minth Group Ltd.	80,000	$ 128,512
Automobiles - 0.2%
Hyundai Motor Co.	760	169,402
Tesla Motors, Inc. (a)	900	25,353
Toyota Motor Corp. sponsored ADR (d)	1,900	155,648
		350,403
Diversified Consumer Services - 1.6%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	2,700	344,871
Weight Watchers International, Inc.	29,100	2,246,229
		2,591,100
Hotels, Restaurants & Leisure - 0.5%
Arcos Dorados Holdings, Inc.	14,800	347,208
Ctrip.com International Ltd. sponsored ADR (a)	8,100	373,410
Dunkin' Brands Group, Inc.	400	11,572
Las Vegas Sands Corp. (a)	300	14,154
		746,344
Household Durables - 2.5%
iRobot Corp. (a)	13,900	485,944
M.D.C. Holdings, Inc.	14,600	330,106
Meritage Homes Corp. (a)	15,300	334,305
Ryland Group, Inc.	23,300	343,209
Standard Pacific Corp. (a)(d)	130,900	374,374
Tempur-Pedic International, Inc. (a)	29,100	2,095,491
		3,963,429
Internet & Catalog Retail - 3.5%
Amazon.com, Inc. (a)	17,900	3,983,108
Netflix, Inc. (a)	800	212,792
Priceline.com, Inc. (a)	2,700	1,451,655
		5,647,555
Media - 0.9%
Focus Media Holding Ltd. ADR (a)	10,900	358,501
Pandora Media, Inc.	400	6,036
Time Warner, Inc.	21,000	738,360
Valassis Communications, Inc. (a)	13,100	351,080
		1,453,977
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	11,100	$ 735,153
Macy's, Inc.	15,500	447,485
		1,182,638
Specialty Retail - 3.0%
Best Buy Co., Inc.	16,700	460,920
Sally Beauty Holdings, Inc. (a)	76,100	1,308,920
TJX Companies, Inc.	48,000	2,654,400
Vitamin Shoppe, Inc. (a)	10,400	453,024
		4,877,264
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	5,000	496,250
Fossil, Inc. (a)	700	87,969
PVH Corp.	12,900	922,995
		1,507,214
TOTAL CONSUMER DISCRETIONARY		22,448,436
CONSUMER STAPLES - 11.0%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	6,593	379,444
Dr Pepper Snapple Group, Inc.	26,500	1,000,640
PepsiCo, Inc.	9,500	608,380
SABMiller PLC	4,400	165,046
The Coca-Cola Co.	20,100	1,367,001
		3,520,511
Food & Staples Retailing - 0.7%
Wal-Mart de Mexico SA de CV Series V	91,600	252,700
Whole Foods Market, Inc.	14,100	940,470
		1,193,170
Food Products - 3.0%
Danone sponsored ADR	25,900	369,852
Green Mountain Coffee Roasters, Inc. (a)	29,400	3,056,130
Mead Johnson Nutrition Co. Class A	13,000	927,810
Nestle SA sponsored ADR	6,600	420,750
SunOpta, Inc. (a)	2,100	12,369
		4,786,911
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.5%
Colgate-Palmolive Co.	20,300	$ 1,712,914
Procter & Gamble Co.	10,800	664,092
		2,377,006
Personal Products - 3.6%
Estee Lauder Companies, Inc. Class A	6,500	681,915
Herbalife Ltd.	38,500	2,145,220
Nu Skin Enterprises, Inc. Class A	13,000	488,020
Schiff Nutrition International, Inc.	215,804	2,496,852
		5,812,007
TOTAL CONSUMER STAPLES		17,689,605
ENERGY - 12.0%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	12,100	936,298
Halliburton Co.	29,100	1,592,643
Noble Corp.	14,300	527,241
Oceaneering International, Inc.	14,200	613,440
Schlumberger Ltd.	8,600	777,182
Transocean Ltd. (United States)	21,000	1,292,760
		5,739,564
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	11,070	472,800
Amyris, Inc.	6,300	145,845
Atlas Pipeline Partners, LP	10,000	342,100
BP PLC sponsored ADR	6,829	310,310
Chesapeake Energy Corp.	13,700	470,595
Chevron Corp.	10,500	1,092,210
Exxon Mobil Corp.	77,300	6,167,767
Hess Corp.	5,400	370,224
HollyFrontier Corp.	12,900	972,531
Marathon Oil Corp.	21,100	653,467
Marathon Petroleum Corp.	10,550	461,985
Occidental Petroleum Corp.	10,500	1,030,890
Solazyme, Inc.	1,800	41,130
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	16,700	$ 744,152
Whiting Petroleum Corp. (a)	7,000	410,200
		13,686,206
TOTAL ENERGY		19,425,770
FINANCIALS - 4.3%
Capital Markets - 1.1%
Bank of New York Mellon Corp.	10,800	271,188
Charles Schwab Corp.	37,400	558,382
HFF, Inc. (a)	10,500	158,550
Morgan Stanley	14,000	311,500
TD Ameritrade Holding Corp.	23,600	433,296
		1,732,916
Commercial Banks - 1.3%
Aozora Bank Ltd.	148,000	361,515
Comerica, Inc.	11,000	352,330
Regions Financial Corp.	49,000	298,410
Synovus Financial Corp. (d)	138,300	253,089
Wells Fargo & Co.	22,300	623,062
Zions Bancorporation	14,800	324,120
		2,212,526
Consumer Finance - 0.3%
SLM Corp.	33,900	528,501
Diversified Financial Services - 0.9%
Citigroup, Inc.	19,180	735,361
JPMorgan Chase & Co.	16,800	679,560
		1,414,921
Insurance - 0.2%
Assured Guaranty Ltd.	25,700	363,655
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	19,900	433,820
Jones Lang LaSalle, Inc.	3,900	331,968
		765,788
TOTAL FINANCIALS		7,018,307
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.4%
Biotechnology - 5.6%
Achillion Pharmaceuticals, Inc. (a)	56,600	$ 419,406
ADVENTRX Pharmaceuticals, Inc. (a)(d)	62,100	183,195
Alexion Pharmaceuticals, Inc. (a)	16,700	948,560
Amarin Corp. PLC ADR (a)	22,300	301,942
Amgen, Inc.	18,900	1,033,830
Amicus Therapeutics, Inc. (a)	61,280	425,283
Amylin Pharmaceuticals, Inc. (a)	3,100	36,921
Ardea Biosciences, Inc. (a)	10,400	243,360
ARIAD Pharmaceuticals, Inc. (a)	47,600	565,964
ArQule, Inc. (a)	36,000	201,600
Biogen Idec, Inc. (a)	8,000	814,960
BioMarin Pharmaceutical, Inc. (a)	17,000	530,910
Dynavax Technologies Corp. (a)	62,800	175,840
Exelixis, Inc. (a)	16,500	127,050
Geron Corp. (a)(d)	20,300	78,155
Gilead Sciences, Inc. (a)	28,000	1,186,080
Inhibitex, Inc. (a)	61,300	253,782
Keryx Biopharmaceuticals, Inc. (a)	40,930	180,501
Lexicon Pharmaceuticals, Inc. (a)	67,400	113,232
Neurocrine Biosciences, Inc. (a)	56,800	439,064
NPS Pharmaceuticals, Inc. (a)	19,200	185,472
Theravance, Inc. (a)	13,900	297,182
United Therapeutics Corp. (a)	6,600	378,708
		9,120,997
Health Care Equipment & Supplies - 0.7%
Alere, Inc. (a)	11,000	324,390
Edwards Lifesciences Corp. (a)	8,000	570,800
Mako Surgical Corp. (a)	2,400	69,144
Sirona Dental Systems, Inc. (a)	1,800	91,044
		1,055,378
Health Care Providers & Services - 1.7%
McKesson Corp.	15,500	1,257,360
Medco Health Solutions, Inc. (a)	19,000	1,194,720
WellPoint, Inc.	4,200	283,710
		2,735,790
Health Care Technology - 0.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	29,200	529,980
Cerner Corp. (a)	9,400	625,006
		1,154,986
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	2,400	$ 149,880
Thermo Fisher Scientific, Inc. (a)	8,800	528,792
		678,672
Pharmaceuticals - 1.3%
Auxilium Pharmaceuticals, Inc. (a)	3,500	65,590
AVANIR Pharmaceuticals Class A (a)(d)	78,800	295,500
Cadence Pharmaceuticals, Inc. (a)(d)	29,100	251,715
Eli Lilly & Co.	2,200	84,260
Endocyte, Inc.	700	9,331
Shire PLC sponsored ADR	4,200	436,800
Valeant Pharmaceuticals International, Inc. (Canada)	16,441	904,995
		2,048,191
TOTAL HEALTH CARE		16,794,014
INDUSTRIALS - 12.0%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	8,700	664,419
Precision Castparts Corp.	6,600	1,065,108
Raytheon Co.	9,100	407,043
Textron, Inc.	85,500	1,977,615
The Boeing Co.	200	14,094
United Technologies Corp.	30,100	2,493,484
		6,621,763
Airlines - 0.5%
Copa Holdings SA Class A	6,900	452,709
Southwest Airlines Co.	33,400	332,664
		785,373
Building Products - 0.3%
Masco Corp.	20,100	212,055
Quanex Building Products Corp.	17,500	274,225
		486,280
Commercial Services & Supplies - 0.0%
Sykes Enterprises, Inc. (a)	600	11,580
Construction & Engineering - 1.3%
Fluor Corp.	16,700	1,060,951
Jacobs Engineering Group, Inc. (a)	7,600	297,464
KBR, Inc.	6,100	217,465
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Shaw Group, Inc. (a)	14,200	$ 367,496
URS Corp. (a)	5,000	204,150
		2,147,526
Electrical Equipment - 0.7%
Alstom SA	15,801	834,473
Emerson Electric Co.	5,600	274,904
		1,109,377
Industrial Conglomerates - 0.4%
General Electric Co.	35,400	634,014
Machinery - 2.2%
Cummins, Inc.	9,500	996,360
Fanuc Corp.	1,000	189,827
Ingersoll-Rand Co. Ltd.	39,300	1,470,606
Pall Corp.	10,200	505,716
WABCO Holdings, Inc. (a)	1,100	69,355
Wabtec Corp.	2,400	154,848
Weg SA	10,900	118,051
		3,504,763
Professional Services - 1.6%
IHS, Inc. Class A (a)	6,500	478,985
Manpower, Inc.	5,200	262,704
Robert Half International, Inc.	10,800	295,704
Towers Watson & Co.	26,100	1,596,015
		2,633,408
Road & Rail - 0.4%
Union Pacific Corp.	6,800	696,864
Trading Companies & Distributors - 0.5%
Mills Estruturas e Servicos de Engenharia SA	6,000	81,227
WESCO International, Inc. (a)	13,400	679,246
		760,473
TOTAL INDUSTRIALS		19,391,421
INFORMATION TECHNOLOGY - 29.3%
Communications Equipment - 3.6%
Acme Packet, Inc. (a)	5,100	300,492
Alcatel-Lucent SA sponsored ADR (a)	102,700	415,935
Calix Networks, Inc. (a)	18,700	342,958
Juniper Networks, Inc. (a)	48,400	1,132,076
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	60,400	$ 3,308,712
Riverbed Technology, Inc. (a)	9,200	263,396
		5,763,569
Computers & Peripherals - 8.0%
Apple, Inc. (a)	30,600	11,948,688
EMC Corp. (a)	600	15,648
NetApp, Inc. (a)	3,000	142,560
SanDisk Corp. (a)	11,300	480,589
Western Digital Corp. (a)	10,100	348,046
		12,935,531
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	5,200	816,764
eBay, Inc. (a)	43,000	1,408,250
Facebook, Inc. Class B (a)(e)	6,574	164,350
Google, Inc. Class A (a)	10,100	6,097,269
LinkedIn Corp. (a)	300	30,309
OpenTable, Inc. (a)	2,900	205,494
Rackspace Hosting, Inc. (a)	39,104	1,564,160
Travelzoo, Inc. (a)(d)	2,100	110,880
		10,397,476
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	48,200	3,367,734
International Business Machines Corp.	4,600	836,510
MasterCard, Inc. Class A	1,300	394,225
Virtusa Corp. (a)	20,300	399,098
		4,997,567
Office Electronics - 0.1%
Xerox Corp.	15,800	147,414
Semiconductors & Semiconductor Equipment - 2.2%
ASML Holding NV	9,400	335,110
Avago Technologies Ltd.	8,700	292,581
Broadcom Corp. Class A	13,700	507,859
Freescale Semiconductor Holdings I Ltd.	8,900	145,337
GT Solar International, Inc. (a)(d)	51,700	705,188
Inphi Corp.	600	7,614
LTX-Credence Corp. (a)	22,600	162,494
Marvell Technology Group Ltd. (a)	54,500	807,690
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVIDIA Corp. (a)	40,400	$ 558,732
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,300	16,068
		3,538,673
Software - 5.9%
Citrix Systems, Inc. (a)	6,400	461,056
Informatica Corp. (a)	16,300	833,419
Intuit, Inc. (a)	8,800	410,960
Longtop Financial Technologies Ltd. ADR (a)	9,200	17,416
Microsoft Corp.	3,200	87,680
Oracle Corp.	102,500	3,134,450
Red Hat, Inc. (a)	16,400	690,112
Rovi Corp. (a)	16,600	879,302
salesforce.com, Inc. (a)	10,700	1,548,397
Solera Holdings, Inc.	15,500	866,140
VMware, Inc. Class A (a)	5,400	541,836
		9,470,768
TOTAL INFORMATION TECHNOLOGY		47,250,998
MATERIALS - 6.0%
Chemicals - 2.6%
Albemarle Corp.	5,800	386,164
Ashland, Inc.	12,900	789,996
CF Industries Holdings, Inc.	9,300	1,444,476
Innophos Holdings, Inc.	10,800	520,560
LyondellBasell Industries NV Class A	18,700	737,902
Olin Corp.	9,100	190,281
W.R. Grace & Co. (a)	3,300	166,452
		4,235,831
Metals & Mining - 3.4%
Alcoa, Inc.	13,400	197,382
AngloGold Ashanti Ltd. sponsored ADR	12,500	524,250
Barrick Gold Corp.	7,000	333,735
Freeport-McMoRan Copper & Gold, Inc.	10,900	577,264
Goldcorp, Inc.	20,600	985,152
Ivanhoe Mines Ltd. (a)	25,300	662,556
Kinross Gold Corp.	42,000	685,786
Newcrest Mining Ltd.	19,364	841,397
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	7,300	$ 343,173
United States Steel Corp. (d)	7,000	279,930
		5,430,625
TOTAL MATERIALS		9,666,456
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	32,400	1,701,972
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
The AES Corp. (a)	11,100	136,641
TOTAL COMMON STOCKS (Cost $138,710,152)		161,523,620
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.14% (b)	1,620,865	1,620,865
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,423,650	2,423,650
TOTAL MONEY MARKET FUNDS (Cost $4,044,515)		4,044,515
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $142,754,667)		165,568,135
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(4,135,756)
NET ASSETS - 100%		$ 161,432,379
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,350 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 164,398
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,410
Fidelity Securities Lending Cash Central Fund	56,134
Total	$ 57,544
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,448,436	$ 22,448,436	$ -	$ -
Consumer Staples	17,689,605	17,310,161	379,444	-
Energy	19,425,770	19,425,770	-	-
Financials	7,018,307	7,018,307	-	-
Health Care	16,794,014	16,794,014	-	-
Industrials	19,391,421	19,391,421	-	-
Information Technology	47,250,998	47,069,232	-	181,766
Materials	9,666,456	9,666,456	-	-
Telecommunication Services	1,701,972	1,701,972	-	-
Utilities	136,641	136,641	-	-
Money Market Funds	4,044,515	4,044,515	-	-
Total Investments in Securities:	$ 165,568,135	$ 165,006,925	$ 379,444	$ 181,766
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(285,312)
Cost of Purchases	164,398
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	302,680
Transfers out of Level 3	-
Ending Balance	$ 181,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (285,312)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Other Financial Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.5%
Canada	2.3%
Cayman Islands	1.9%
Switzerland	1.4%
France	1.0%
Others (Individually Less Than 1%)	6.9%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $35,978,853 of which $27,318,752 and $8,660,101 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $2,297,510) - See accompanying schedule: Unaffiliated issuers (cost $138,710,152)	$ 161,523,620
Fidelity Central Funds (cost $4,044,515)	4,044,515
Total Investments (cost $142,754,667)		$ 165,568,135
Cash		848
Receivable for investments sold		2,641,426
Receivable for fund shares sold		536,953
Dividends receivable		42,131
Distributions receivable from Fidelity Central Funds		13,114
Other receivables		3,645
Total assets		168,806,252

Liabilities
Payable for investments purchased	$ 2,915,264
Payable for fund shares redeemed	1,883,565
Accrued management fee	70,619
Distribution and service plan fees payable	11,597
Other affiliated payables	39,445
Other payables and accrued expenses	29,733
Collateral on securities loaned, at value	2,423,650
Total liabilities		7,373,873

Net Assets		$ 161,432,379
Net Assets consist of:
Paid in capital		$ 164,864,490
Accumulated net investment loss		(175,299)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,070,720)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,813,908
Net Assets		$ 161,432,379

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,614,640 ÷ 922,580 shares)	$ 10.42

Maximum offering price per share (100/94.25 of $10.42)	$ 11.06
Class T: Net Asset Value and redemption price per share ($8,108,558 ÷ 783,832 shares)	$ 10.34

Maximum offering price per share (100/96.50 of $10.34)	$ 10.72
Class B: Net Asset Value and offering price per share ($2,015,942 ÷ 197,453 shares)A	$ 10.21

Class C: Net Asset Value and offering price per share ($5,430,005 ÷ 535,099 shares)A	$ 10.15

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($134,244,838 ÷ 12,745,885 shares)	$ 10.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,018,396 ÷ 190,844 shares)	$ 10.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 552,935
Income from Fidelity Central Funds (including $56,134 from security lending)		57,544
Total income		610,479

Expenses
Management fee Basic fee	$ 427,518
Performance adjustment	(26,290)
Transfer agent fees	201,790
Distribution and service plan fees	64,533
Accounting and security lending fees	30,299
Custodian fees and expenses	13,268
Independent trustees' compensation	379
Registration fees	48,391
Audit	24,943
Legal	241
Miscellaneous	623
Total expenses before reductions	785,695
Expense reductions	(5,819)	779,876
Net investment income (loss)		(169,397)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,970,111
Foreign currency transactions	(10,127)
Total net realized gain (loss)		9,959,984
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,648,725)
Assets and liabilities in foreign currencies	375
Total change in net unrealized appreciation (depreciation)		(1,648,350)
Net gain (loss)		8,311,634
Net increase (decrease) in net assets resulting from operations		$ 8,142,237

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (169,397)	$ (93,801)
Net realized gain (loss)	9,959,984	9,819,924
Change in net unrealized appreciation (depreciation)	(1,648,350)	19,527,853
Net increase (decrease) in net assets resulting from operations	8,142,237	29,253,976
Share transactions - net increase (decrease)	16,795,086	1,733,380
Total increase (decrease) in net assets	24,937,323	30,987,356

Net Assets
Beginning of period	136,495,056	105,507,700
End of period (including accumulated net investment loss of $175,299 and accumulated net investment loss of $5,902, respectively)	$ 161,432,379	$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.02)	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	.60	2.22	1.53	(3.71)	(.72)
Total from investment operations	.58	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.02)	(.04)	(1.26)
Net asset value, end of period	$ 10.42	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total ReturnB,C,D	5.89%	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.23%A	1.12%	1.07%	1.01%	1.20%A
Expenses net of fee waivers, if any	1.23%A	1.12%	1.07%	1.01%	1.20%A
Expenses net of all reductions	1.22%A	1.12%	1.06%	1.01%	1.20%A
Net investment income (loss)	(.42)%A	(.28)%	.08%	.20%	(.29)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,615	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.04)	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.60	2.22	1.52	(3.70)	(.69)
Total from investment operations	.56	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	-	-J	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	-J	(.03)	(1.25)
Net asset value, end of period	$ 10.34	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total ReturnB,C,D	5.73%	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.50%A	1.42%	1.38%	1.31%	1.47%A
Expenses net of fee waivers, if any	1.50%A	1.42%	1.38%	1.31%	1.47%A
Expenses net of all reductions	1.50%A	1.42%	1.36%	1.31%	1.47%A
Net investment income (loss)	(.70)%A	(.58)%	(.23)%	(.10)%	(.56)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,109	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.06)	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	.59	2.20	1.53	(3.69)	(.70)
Total from investment operations	.53	2.11	1.48	(3.74)	(.82)
Distributions from net realized gain	-	-	-	-J	(1.20)
Total distributions	-	-	-	-J	(1.20)
Net asset value, end of period	$ 10.21	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total ReturnB,C,D	5.48%	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.98%A	1.87%	1.82%	1.76%	1.99%A
Expenses net of fee waivers, if any	1.98%A	1.87%	1.82%	1.76%	1.99%A
Expenses net of all reductions	1.97%A	1.87%	1.80%	1.76%	1.99%A
Net investment income (loss)	(1.18)%A	(1.03)%	(.67)%	(.56)%	(1.07)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,016	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss)E	(.06)	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	.59	2.19	1.51	(3.69)	(.70)
Total from investment operations	.53	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.22)
Total distributions	-	-	-	(.03)	(1.22)
Net asset value, end of period	$ 10.15	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total ReturnB,C,D	5.51%	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.97%A	1.87%	1.82%	1.77%	1.96%A
Expenses net of fee waivers, if any	1.97%A	1.87%	1.82%	1.77%	1.96%A
Expenses net of all reductions	1.97%A	1.87%	1.80%	1.77%	1.96%A
Net investment income (loss)	(1.17)%A	(1.03)%	(.67)%	(.57)%	(1.05)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,430	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rateG	79%A	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Large Cap Growth

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Income from Investment Operations
Net investment income (loss)D	(.01)	-I	.02	.04	(.01)	-I
Net realized and unrealized gain (loss)	.61	2.24	1.55	(3.73)	(.77)	.37
Total from investment operations	.60	2.24	1.57	(3.69)	(.78)	.37
Distributions from net investment income	-	-	(.03)	(.05)	-	(.01)
Distributions from net realized gain	-	-	-	-	(1.25)	(.26)
Total distributions	-	-	(.03)	(.05)	(1.25)	(.27)
Redemption fees added to paid in capitalD	-	-	-	-	-	-H,I
Net asset value, end of period	$ 10.53	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Total ReturnB,C	6.04%	29.13%	25.50%	(37.36)%	(7.26)%	3.20%
Ratios to Average Net AssetsE,G
Expenses before reductions	.93%A	.87%	.81%	.75%	1.03%	1.10%
Expenses net of fee waivers, if any	.93%A	.87%	.81%	.74%	.99%	1.00%
Expenses net of all reductions	.92%A	.86%	.80%	.74%	.98%	.99%
Net investment income (loss)	(.13)%A	(.02)%	.34%	.47%	(.07)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,245	$ 120,671	$ 96,661	$ 85,332	$ 147,864	$ 183,515
Portfolio turnover rateF	79%A	126%	342%	355%	428%	189%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended January 31, 2007.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss)D	-	-I	.03	.04	-I
Net realized and unrealized gain (loss)	.61	2.25	1.54	(3.72)	(.70)
Total from investment operations	.61	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(1.27)
Total distributions	-	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 10.58	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total ReturnB,C	6.12%	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.89%A	.86%	.76%	.68%	.88%A
Expenses net of fee waivers, if any	.89%A	.86%	.76%	.68%	.88%A
Expenses net of all reductions	.88%A	.86%	.74%	.68%	.88%A
Net investment income (loss)	(.09)%A	(.02)%	.39%	.52%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,018	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rateF	79%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Semiannual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,284,359
Gross unrealized depreciation	(5,514,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,769,981

Tax cost	$ 142,798,154

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,723,237 and $60,197,769, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap

Semiannual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Growth as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,282	$ 246
Class T	.25%	.25%	16,360	55
Class B	.75%	.25%	10,439	7,858
Class C	.75%	.25%	27,452	8,170
			$ 64,533	$ 16,329

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,466
Class T	1,875
Class B*	3,290
Class C*	1,292
$ 16,923

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,357.30
Class T	10,779.33
Class B	3,146.30
Class C	8,156.30
Large Cap Growth	165,973.26
Institutional Class	1,379.21
	$ 201,790

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,261 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $229 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Semiannual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.50%	$ 13

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,806 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	364,901	361,056	$ 3,785,977	$ 3,185,180
Shares redeemed	(120,184)	(181,389)	(1,237,604)	(1,535,053)
Net increase (decrease)	244,717	179,667	$ 2,548,373	$ 1,650,127
Class T
Shares sold	741,071	140,930	$ 7,630,677	$ 1,207,937
Shares redeemed	(253,833)	(47,579)	(2,633,537)	(408,587)
Net increase (decrease)	487,238	93,351	$ 4,997,140	$ 799,350
Class B
Shares sold	12,340	79,473	$ 127,180	$ 702,050
Shares redeemed	(36,408)	(51,655)	(368,204)	(431,055)
Net increase (decrease)	(24,068)	27,818	$ (241,024)	$ 270,995
Class C
Shares sold	514,285	213,157	$ 5,186,147	$ 1,855,577
Shares redeemed	(355,967)	(91,191)	(3,539,111)	(750,591)
Net increase (decrease)	158,318	121,966	$ 1,647,036	$ 1,104,986
Large Cap Growth
Shares sold	3,341,694	4,390,498	$ 35,012,589	$ 38,539,310
Shares redeemed	(2,749,771)	(4,808,945)	(28,656,269)	(40,933,269)
Net increase (decrease)	591,923	(418,447)	$ 6,356,320	$ (2,393,959)
Institutional Class
Shares sold	147,766	46,417	$ 1,549,277	$ 398,963
Shares redeemed	(5,836)	(11,923)	(62,036)	(97,082)
Net increase (decrease)	141,930	34,494	$ 1,487,241	$ 301,881

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Large Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Large Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCGI-USAN-0911
1.900738.102

Fidelity®

Stock Selector Large Cap Value

Fund
(formerly Fidelity Large Cap Value Fund)

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	.89%
Actual		$ 1,000.00	$ 997.20	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Class T	1.15%
Actual		$ 1,000.00	$ 996.30	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class B	1.64%
Actual		$ 1,000.00	$ 993.50	$ 8.11
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Class C	1.64%
Actual		$ 1,000.00	$ 994.40	$ 8.11
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Stock Selector Large Cap Value	.57%
Actual		$ 1,000.00	$ 999.10	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,021.97	$ 2.86
Institutional Class	.62%
Actual		$ 1,000.00	$ 999.10	$ 3.07
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.9	2.9
Berkshire Hathaway, Inc. Class B	2.8	1.2
AT&T, Inc.	2.7	2.8
Royal Dutch Shell PLC Class A sponsored ADR	2.7	1.1
General Electric Co.	2.5	1.8
Cisco Systems, Inc.	2.3	0.0
Pfizer, Inc.	2.2	3.1
Occidental Petroleum Corp.	2.1	0.0
Hewlett-Packard Co.	2.1	1.0
Johnson & Johnson	2.0	1.3
	24.3
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	27.9
Energy	13.1	13.7
Health Care	11.9	11.9
Industrials	9.1	9.2
Information Technology	8.7	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	16.1%	** Foreign investments	6.4%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 0.6%
Autoliv, Inc.	59,700	$ 3,949,752
Hotels, Restaurants & Leisure - 0.6%
Penn National Gaming, Inc. (a)	81,149	3,402,578
Household Durables - 0.9%
Jarden Corp.	179,795	5,571,847
Leisure Equipment & Products - 0.4%
Mattel, Inc.	98,270	2,619,878
Media - 2.9%
CBS Corp. Class B	177,491	4,857,929
Comcast Corp. Class A	282,175	6,777,844
Time Warner, Inc.	166,500	5,854,140
		17,489,913
Multiline Retail - 1.9%
Macy's, Inc.	155,400	4,486,398
Target Corp.	134,534	6,927,156
		11,413,554
Specialty Retail - 0.9%
Lowe's Companies, Inc.	258,663	5,581,948
TOTAL CONSUMER DISCRETIONARY		50,029,470
CONSUMER STAPLES - 7.4%
Beverages - 0.9%
Coca-Cola Enterprises, Inc.	105,270	2,959,140
PepsiCo, Inc.	40,980	2,624,359
		5,583,499
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	88,490	3,216,612
Kroger Co.	112,430	2,796,134
Wal-Mart Stores, Inc.	34,840	1,836,416
Walgreen Co.	54,440	2,125,338
		9,974,500
Food Products - 2.9%
Archer Daniels Midland Co.	86,430	2,625,743
ConAgra Foods, Inc.	118,810	3,042,724
Kraft Foods, Inc. Class A	173,390	5,961,148
Sara Lee Corp.	147,740	2,823,311
The J.M. Smucker Co.	36,520	2,845,638
		17,298,564
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 2.0%
Procter & Gamble Co.	197,380	$ 12,136,896
TOTAL CONSUMER STAPLES		44,993,459
ENERGY - 13.1%
Energy Equipment & Services - 1.9%
Halliburton Co.	132,046	7,226,878
Transocean Ltd. (United States)	66,903	4,118,549
		11,345,427
Oil, Gas & Consumable Fuels - 11.2%
Anadarko Petroleum Corp.	72,420	5,978,995
Apache Corp.	44,692	5,529,294
BP PLC sponsored ADR	89,174	4,052,067
Canadian Natural Resources Ltd.	131,970	5,329,080
El Paso Corp.	112,100	2,303,655
Marathon Petroleum Corp.	36,325	1,590,672
Noble Energy, Inc.	34,980	3,486,806
Occidental Petroleum Corp.	128,078	12,574,698
Royal Dutch Shell PLC Class A sponsored ADR	221,800	16,315,608
Whiting Petroleum Corp. (a)	85,307	4,998,990
Williams Companies, Inc.	202,698	6,425,527
		68,585,392
TOTAL ENERGY		79,930,819
FINANCIALS - 26.1%
Capital Markets - 4.2%
Bank of New York Mellon Corp.	309,600	7,774,056
Invesco Ltd.	247,100	5,480,678
Morgan Stanley	228,800	5,090,800
State Street Corp.	180,200	7,472,894
		25,818,428
Commercial Banks - 8.9%
CIT Group, Inc. (a)	142,800	5,674,872
Itau Unibanco Banco Multiplo SA sponsored ADR	261,000	5,316,570
PNC Financial Services Group, Inc.	137,400	7,459,446
Popular, Inc. (a)	1,748,600	4,196,640
Regions Financial Corp.	585,500	3,565,695
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	383,600	$ 9,996,616
Wells Fargo & Co.	633,300	17,694,395
		53,904,234
Consumer Finance - 1.0%
SLM Corp.	394,000	6,142,460
Insurance - 9.1%
ACE Ltd.	96,000	6,430,080
AFLAC, Inc.	133,050	6,128,283
Allstate Corp.	223,500	6,195,420
Berkshire Hathaway, Inc. Class B (a)	228,057	16,914,988
MetLife, Inc.	190,600	7,854,626
StanCorp Financial Group, Inc.	80,900	2,690,734
Torchmark Corp.	89,650	3,620,964
XL Group PLC Class A	259,300	5,320,836
		55,155,931
Real Estate Investment Trusts - 0.9%
Public Storage	47,900	5,730,277
Real Estate Management & Development - 1.2%
Kennedy-Wilson Holdings, Inc. (e)	680,000	7,368,480
Thrifts & Mortgage Finance - 0.8%
People's United Financial, Inc.	403,300	5,113,844
TOTAL FINANCIALS		159,233,654
HEALTH CARE - 11.9%
Biotechnology - 1.0%
Amgen, Inc.	111,500	6,099,050
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	22,216	1,292,305
Zimmer Holdings, Inc. (a)	50,900	3,055,018
		4,347,323
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	52,100	2,279,896
Community Health Systems, Inc. (a)	76,800	1,984,512
HCA Holdings, Inc.	61,000	1,627,480
Quest Diagnostics, Inc.	25,600	1,382,656
UnitedHealth Group, Inc.	109,700	5,444,411
WellPoint, Inc.	32,800	2,215,640
		14,934,595
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	60,542	$ 3,637,969
Pharmaceuticals - 7.2%
Bristol-Myers Squibb Co.	78,700	2,255,542
Johnson & Johnson	193,400	12,530,386
Merck & Co., Inc.	349,900	11,942,087
Pfizer, Inc.	700,600	13,479,544
Roche Holding AG (participation certificate)	10,388	1,867,269
Sanofi-Aventis sponsored ADR	42,800	1,658,500
		43,733,328
TOTAL HEALTH CARE		72,752,265
INDUSTRIALS - 9.1%
Aerospace & Defense - 0.6%
Meggitt PLC	612,084	3,901,627
Airlines - 0.3%
SkyWest, Inc.	123,200	1,584,352
Commercial Services & Supplies - 1.3%
Republic Services, Inc.	280,600	8,145,818
Construction & Engineering - 0.7%
Foster Wheeler AG (a)	148,600	4,027,060
Electrical Equipment - 0.8%
Prysmian SpA	258,129	4,788,224
Industrial Conglomerates - 2.5%
General Electric Co.	854,100	15,296,931
Machinery - 1.4%
Ingersoll-Rand Co. Ltd.	73,900	2,765,338
Navistar International Corp. (a)	57,200	2,934,932
Stanley Black & Decker, Inc.	43,217	2,842,382
		8,542,652
Road & Rail - 1.5%
Union Pacific Corp.	88,400	9,059,232
TOTAL INDUSTRIALS		55,345,896
INFORMATION TECHNOLOGY - 8.7%
Communications Equipment - 2.3%
Cisco Systems, Inc.	865,000	13,814,050
Computers & Peripherals - 2.1%
Hewlett-Packard Co.	357,027	12,553,069
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.2%
Corning, Inc.	278,798	$ 4,435,676
Jabil Circuit, Inc.	168,148	3,078,790
		7,514,466
Internet Software & Services - 0.7%
eBay, Inc. (a)	131,471	4,305,675
Semiconductors & Semiconductor Equipment - 2.2%
Freescale Semiconductor Holdings I Ltd.	159,059	2,597,433
Intersil Corp. Class A	255,038	3,073,208
Marvell Technology Group Ltd. (a)	370,164	5,485,830
Micron Technology, Inc. (a)	324,800	2,393,776
		13,550,247
Software - 0.2%
CA, Inc.	48,060	1,071,738
TOTAL INFORMATION TECHNOLOGY		52,809,245
MATERIALS - 2.8%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	24,350	2,160,576
Ashland, Inc.	68,800	4,213,312
Celanese Corp. Class A	40,850	2,252,061
LyondellBasell Industries NV Class A	70,920	2,798,503
		11,424,452
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	28,970	1,780,496
Metals & Mining - 0.7%
Anglo American PLC (United Kingdom)	86,655	4,125,333
TOTAL MATERIALS		17,330,281
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	568,800	16,643,088
CenturyLink, Inc.	88,014	3,266,200
		19,909,288
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	65,200	3,424,956
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NII Holdings, Inc. (a)	92,900	$ 3,934,315
Sprint Nextel Corp. (a)	838,700	3,547,701
		10,906,972
TOTAL TELECOMMUNICATION SERVICES		30,816,260
UTILITIES - 7.1%
Electric Utilities - 2.6%
Exelon Corp.	102,350	4,510,565
NextEra Energy, Inc.	108,810	6,011,753
PPL Corp.	187,400	5,228,460
		15,750,778
Gas Utilities - 0.7%
National Fuel Gas Co.	27,120	1,962,946
ONEOK, Inc.	35,120	2,556,385
		4,519,331
Independent Power Producers & Energy Traders - 1.1%
Calpine Corp. (a)	186,230	3,026,238
The AES Corp. (a)	277,190	3,412,209
		6,438,447
Multi-Utilities - 2.7%
CenterPoint Energy, Inc.	112,720	2,207,058
National Grid PLC sponsored ADR (d)	106,910	5,258,903
OGE Energy Corp.	52,040	2,604,082
Sempra Energy	122,150	6,191,784
		16,261,827
TOTAL UTILITIES		42,970,383
TOTAL COMMON STOCKS (Cost $629,871,958)		606,211,732
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG (Cost $1,084,110)	5,500	1,102,028
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	6,211,127	$ 6,211,127
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	444,400	444,400
TOTAL MONEY MARKET FUNDS (Cost $6,655,527)		6,655,527
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $637,611,595)		613,969,287
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,929,272)
NET ASSETS - 100%		$ 609,040,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,368,480 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kennedy-Wilson Holdings, Inc.	6/29/11	$ 7,276,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,820
Fidelity Securities Lending Cash Central Fund	15,274
Total	$ 20,094
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,131,498	$ 51,131,498	$ -	$ -
Consumer Staples	44,993,459	44,993,459	-	-
Energy	79,930,819	79,930,819	-	-
Financials	159,233,654	151,865,174	7,368,480	-
Health Care	72,752,265	72,752,265	-	-
Industrials	55,345,896	55,345,896	-	-
Information Technology	52,809,245	52,809,245	-	-
Materials	17,330,281	17,330,281	-	-
Telecommunication Services	30,816,260	30,816,260	-	-
Utilities	42,970,383	42,970,383	-	-
Money Market Funds	6,655,527	6,655,527	-	-
Total Investments in Securities:	$ 613,969,287	$ 606,600,807	$ 7,368,480	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.9%
United Kingdom	5.6%
Switzerland	2.8%
Bermuda	2.2%
Ireland	1.3%
Others (Individually Less Than 1%)	4.2%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $434,629,493 of which $246,524,654 and $188,104,839 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $432,872) - See accompanying schedule: Unaffiliated issuers (cost $630,956,068)	$ 607,313,760
Fidelity Central Funds (cost $6,655,527)	6,655,527
Total Investments (cost $637,611,595)		$ 613,969,287
Receivable for investments sold		3,721,954
Receivable for fund shares sold		395,807
Dividends receivable		839,864
Distributions receivable from Fidelity Central Funds		596
Other receivables		36,999
Total assets		618,964,507

Liabilities
Payable to custodian bank	$ 4,587,140
Payable for investments purchased	3,227,680
Payable for fund shares redeemed	1,332,821
Accrued management fee	138,392
Distribution and service plan fees payable	12,183
Other affiliated payables	151,378
Other payables and accrued expenses	30,498
Collateral on securities loaned, at value	444,400
Total liabilities		9,924,492

Net Assets		$ 609,040,015
Net Assets consist of:
Paid in capital		$ 997,953,793
Undistributed net investment income		5,399,517
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,670,987)
Net unrealized appreciation (depreciation) on investments		(23,642,308)
Net Assets		$ 609,040,015

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,556,642 ÷ 1,828,943 shares)	$ 10.69

Maximum offering price per share (100/94.25 of $10.69)	$ 11.34
Class T: Net Asset Value and redemption price per share ($5,544,255 ÷ 518,365 shares)	$ 10.70

Maximum offering price per share (100/96.50 of $10.70)	$ 11.09
Class B: Net Asset Value and offering price per share ($1,968,996 ÷ 184,867 shares)A	$ 10.65

Class C: Net Asset Value and offering price per share ($4,458,530 ÷ 421,886 shares)A	$ 10.57

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($576,033,809 ÷ 53,498,903 shares)	$ 10.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,477,783 ÷ 137,771 shares)	$ 10.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 7,419,316
Income from Fidelity Central Funds		20,094
Total income		7,439,410

Expenses
Management fee Basic fee	$ 1,953,693
Performance adjustment	(989,062)
Transfer agent fees	842,961
Distribution and service plan fees	73,572
Accounting and security lending fees	125,466
Custodian fees and expenses	17,023
Independent trustees' compensation	1,881
Registration fees	39,874
Audit	25,376
Legal	1,280
Miscellaneous	5,604
Total expenses before reductions	2,097,668
Expense reductions	(57,775)	2,039,893
Net investment income (loss)		5,399,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,997,717
Foreign currency transactions	6,323
Total net realized gain (loss)		92,004,040
Change in net unrealized appreciation (depreciation) on investment securities		(91,215,558)
Net gain (loss)		788,482
Net increase (decrease) in net assets resulting from operations		$ 6,187,999

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,399,517	$ 10,347,123
Net realized gain (loss)	92,004,040	92,822,563
Change in net unrealized appreciation (depreciation)	(91,215,558)	32,667,985
Net increase (decrease) in net assets resulting from operations	6,187,999	135,837,671
Distributions to shareholders from net investment income	-	(10,612,123)
Share transactions - net increase (decrease)	(234,705,341)	(243,855,298)
Total increase (decrease) in net assets	(228,517,342)	(118,629,750)

Net Assets
Beginning of period	837,557,357	956,187,107
End of period (including undistributed net investment income of $5,399,517 and undistributed net investment income of $0, respectively)	$ 609,040,015	$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.09	.09	.16	.12
Net realized and unrealized gain (loss)	(.10) H	1.38	1.85	(6.00)	(1.00)
Total from investment operations	(.03)	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	-	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.69	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	(.28)%	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F, J
Expenses before reductions	.89% A	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	.89% A	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	.87% A	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	1.25% A	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,557	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.05	.06	.07	.12	.08
Net realized and unrealized gain (loss)	(.09) H	1.39	1.84	(5.97)	(1.01)
Total from investment operations	(.04)	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.70	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B, C, D	(.37)%	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.15% A	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.15% A	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.13% A	1.28%	1.44%	1.49%	.47% A
Net investment income (loss)	.99% A	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,544	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.01	.02	.07	.01
Net realized and unrealized gain (loss)	(.10) H	1.38	1.85	(5.98)	(1.00)
Total from investment operations	(.07)	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	-	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.65	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	(.65)%	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64% A	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.64% A	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.63% A	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.49% A	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,969	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.01	.03	.08	.01
Net realized and unrealized gain (loss)	(.09) H	1.36	1.84	(5.97)	(.98)
Total from investment operations	(.06)	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	-	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.57	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B, C, D	(.56)%	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64% A	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.64% A	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.62% A	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.50% A	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,459	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Stock Selector Large Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Income from Investment Operations
Net investment income (loss) D	.09	.11	.12	.20	.18	.16
Net realized and unrealized gain (loss)	(.10) G	1.40	1.86	(6.02)	(.80)	1.80
Total from investment operations	(.01)	1.51	1.98	(5.82)	(.62)	1.96
Distributions from net investment income	-	(.13)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain	-	-	-	-	(.87)	(.26)
Total distributions	-	(.13)	(.14)	(.19)	(1.00)	(.39)
Redemption fees added to paid in capital D	-	-	-	-	-	- I, J
Net asset value, end of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Total Return B, C	(.09)%	16.09%	26.21%	(43.03)%	(4.39)%	14.63%
Ratios to Average Net Assets E, H
Expenses before reductions	.57% A	.73%	.85%	.86%	.86%	.89%
Expenses net of fee waivers, if any	.57% A	.73%	.85%	.86%	.85%	.89%
Expenses net of all reductions	.56% A	.72%	.84%	.86%	.85%	.89%
Net investment income (loss)	1.56% A	1.15%	1.38%	1.78%	1.18%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 576,034	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751
Portfolio turnover rate F	196% A	120%	171%	243%	204%	164%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The redemption fee was eliminated during the year ended January 31, 2007.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.08	.11	.12	.20	.17
Net realized and unrealized gain (loss)	(.09) G	1.39	1.85	(6.01)	(1.02)
Total from investment operations	(.01)	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	-	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.73	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B, C	(.09)%	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E, I
Expenses before reductions	.62% A	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.62% A	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.61% A	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.51% A	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,478	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class. In April 2011, the Board of Trustees approved a change in the name of Fidelity Large Cap Value Fund to Fidelity Stock Selector Large Cap Value Fund effective August 31, 2011.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,128,357
Gross unrealized depreciation	(47,727,323)
Net unrealized appreciation (depreciation) on securities and other investments	$ (28,598,966)

Tax cost	$ 642,568,253

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable

Semiannual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $687,596,864 and $913,238,285, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .28% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 26,079	$ 588
Class T	.25%	.25%	14,402	129
Class B	.75%	.25%	10,929	8,226
Class C	.75%	.25%	22,162	6,141
			$ 73,572	$ 15,084

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,561
Class T	1,059
Class B*	1,714
Class C*	246
$ 9,580

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 31,256.30
Class T	9,032.31
Class B	3,346.31
Class C	6,687.30
Stock Selector Large Cap Value	789,931.24
Institutional Class	2,709.29
	$ 842,961

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,524 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,195 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,274. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $57,775 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net investment income
Class A	$ -	$ 196,415
Class T	-	37,346
Class B	-	4,323
Class C	-	17,678
Stock Selector Large Cap Value	-	10,334,423
Institutional Class	-	21,938
Total	$ -	$ 10,612,123

Semiannual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	273,485	509,581	$ 3,021,406	$ 5,070,258
Reinvestment of distributions	-	17,752	-	183,027
Shares redeemed	(386,501)	(1,127,883)	(4,277,686)	(11,172,418)
Net increase (decrease)	(113,016)	(600,550)	$ (1,256,280)	$ (5,919,133)
Class T
Shares sold	102,815	239,347	$ 1,136,268	$ 2,379,089
Reinvestment of distributions	-	3,520	-	36,365
Shares redeemed	(108,372)	(691,112)	(1,192,801)	(6,965,488)
Net increase (decrease)	(5,557)	(448,245)	$ (56,533)	$ (4,550,034)
Class B
Shares sold	1,373	64,791	$ 14,899	$ 633,133
Reinvestment of distributions	-	374	-	3,863
Shares redeemed	(28,674)	(142,878)	(316,231)	(1,418,300)
Net increase (decrease)	(27,301)	(77,713)	$ (301,332)	$ (781,304)
Class C
Shares sold	85,749	193,335	$ 938,488	$ 1,918,253
Reinvestment of distributions	-	1,440	-	14,747
Shares redeemed	(36,206)	(197,933)	(391,502)	(1,934,239)
Net increase (decrease)	49,543	(3,158)	$ 546,986	$ (1,239)
Stock Selector Large Cap Value
Shares sold	3,463,160	11,945,116	$ 38,347,018	$ 119,799,397
Reinvestment of distributions	-	980,495	-	10,157,929
Shares redeemed	(24,481,626)	(35,741,742)	(271,574,855)	(361,864,131)
Net increase (decrease)	(21,018,466)	(22,816,131)	$ (233,227,837)	$ (231,906,805)
Institutional Class
Shares sold	33,005	40,757	$ 363,551	$ 403,599
Reinvestment of distributions	-	2,125	-	21,926
Shares redeemed	(69,901)	(111,512)	(773,896)	(1,122,308)
Net increase (decrease)	(36,896)	(68,630)	$ (410,345)	$ (696,783)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

12. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Large Cap Value Fund (formerly known as Fidelity Large Cap Value Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Stock Selector Large Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that there was a change in the fund's portfolio manager in March 2011. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Stock Selector Large Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

LCV-USAN-0911
1.900196.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Class A, Class T, Class B
and Class C
(formerly Fidelity Advisor Large Cap Value Fund)

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Stock Selector Large
Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	.89%
Actual		$ 1,000.00	$ 997.20	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Class T	1.15%
Actual		$ 1,000.00	$ 996.30	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class B	1.64%
Actual		$ 1,000.00	$ 993.50	$ 8.11
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Class C	1.64%
Actual		$ 1,000.00	$ 994.40	$ 8.11
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Stock Selector Large Cap Value	.57%
Actual		$ 1,000.00	$ 999.10	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,021.97	$ 2.86
Institutional Class	.62%
Actual		$ 1,000.00	$ 999.10	$ 3.07
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.9	2.9
Berkshire Hathaway, Inc. Class B	2.8	1.2
AT&T, Inc.	2.7	2.8
Royal Dutch Shell PLC Class A sponsored ADR	2.7	1.1
General Electric Co.	2.5	1.8
Cisco Systems, Inc.	2.3	0.0
Pfizer, Inc.	2.2	3.1
Occidental Petroleum Corp.	2.1	0.0
Hewlett-Packard Co.	2.1	1.0
Johnson & Johnson	2.0	1.3
	24.3
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	27.9
Energy	13.1	13.7
Health Care	11.9	11.9
Industrials	9.1	9.2
Information Technology	8.7	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	16.1%	** Foreign investments	6.4%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 0.6%
Autoliv, Inc.	59,700	$ 3,949,752
Hotels, Restaurants & Leisure - 0.6%
Penn National Gaming, Inc. (a)	81,149	3,402,578
Household Durables - 0.9%
Jarden Corp.	179,795	5,571,847
Leisure Equipment & Products - 0.4%
Mattel, Inc.	98,270	2,619,878
Media - 2.9%
CBS Corp. Class B	177,491	4,857,929
Comcast Corp. Class A	282,175	6,777,844
Time Warner, Inc.	166,500	5,854,140
		17,489,913
Multiline Retail - 1.9%
Macy's, Inc.	155,400	4,486,398
Target Corp.	134,534	6,927,156
		11,413,554
Specialty Retail - 0.9%
Lowe's Companies, Inc.	258,663	5,581,948
TOTAL CONSUMER DISCRETIONARY		50,029,470
CONSUMER STAPLES - 7.4%
Beverages - 0.9%
Coca-Cola Enterprises, Inc.	105,270	2,959,140
PepsiCo, Inc.	40,980	2,624,359
		5,583,499
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	88,490	3,216,612
Kroger Co.	112,430	2,796,134
Wal-Mart Stores, Inc.	34,840	1,836,416
Walgreen Co.	54,440	2,125,338
		9,974,500
Food Products - 2.9%
Archer Daniels Midland Co.	86,430	2,625,743
ConAgra Foods, Inc.	118,810	3,042,724
Kraft Foods, Inc. Class A	173,390	5,961,148
Sara Lee Corp.	147,740	2,823,311
The J.M. Smucker Co.	36,520	2,845,638
		17,298,564
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 2.0%
Procter & Gamble Co.	197,380	$ 12,136,896
TOTAL CONSUMER STAPLES		44,993,459
ENERGY - 13.1%
Energy Equipment & Services - 1.9%
Halliburton Co.	132,046	7,226,878
Transocean Ltd. (United States)	66,903	4,118,549
		11,345,427
Oil, Gas & Consumable Fuels - 11.2%
Anadarko Petroleum Corp.	72,420	5,978,995
Apache Corp.	44,692	5,529,294
BP PLC sponsored ADR	89,174	4,052,067
Canadian Natural Resources Ltd.	131,970	5,329,080
El Paso Corp.	112,100	2,303,655
Marathon Petroleum Corp.	36,325	1,590,672
Noble Energy, Inc.	34,980	3,486,806
Occidental Petroleum Corp.	128,078	12,574,698
Royal Dutch Shell PLC Class A sponsored ADR	221,800	16,315,608
Whiting Petroleum Corp. (a)	85,307	4,998,990
Williams Companies, Inc.	202,698	6,425,527
		68,585,392
TOTAL ENERGY		79,930,819
FINANCIALS - 26.1%
Capital Markets - 4.2%
Bank of New York Mellon Corp.	309,600	7,774,056
Invesco Ltd.	247,100	5,480,678
Morgan Stanley	228,800	5,090,800
State Street Corp.	180,200	7,472,894
		25,818,428
Commercial Banks - 8.9%
CIT Group, Inc. (a)	142,800	5,674,872
Itau Unibanco Banco Multiplo SA sponsored ADR	261,000	5,316,570
PNC Financial Services Group, Inc.	137,400	7,459,446
Popular, Inc. (a)	1,748,600	4,196,640
Regions Financial Corp.	585,500	3,565,695
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	383,600	$ 9,996,616
Wells Fargo & Co.	633,300	17,694,395
		53,904,234
Consumer Finance - 1.0%
SLM Corp.	394,000	6,142,460
Insurance - 9.1%
ACE Ltd.	96,000	6,430,080
AFLAC, Inc.	133,050	6,128,283
Allstate Corp.	223,500	6,195,420
Berkshire Hathaway, Inc. Class B (a)	228,057	16,914,988
MetLife, Inc.	190,600	7,854,626
StanCorp Financial Group, Inc.	80,900	2,690,734
Torchmark Corp.	89,650	3,620,964
XL Group PLC Class A	259,300	5,320,836
		55,155,931
Real Estate Investment Trusts - 0.9%
Public Storage	47,900	5,730,277
Real Estate Management & Development - 1.2%
Kennedy-Wilson Holdings, Inc. (e)	680,000	7,368,480
Thrifts & Mortgage Finance - 0.8%
People's United Financial, Inc.	403,300	5,113,844
TOTAL FINANCIALS		159,233,654
HEALTH CARE - 11.9%
Biotechnology - 1.0%
Amgen, Inc.	111,500	6,099,050
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	22,216	1,292,305
Zimmer Holdings, Inc. (a)	50,900	3,055,018
		4,347,323
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	52,100	2,279,896
Community Health Systems, Inc. (a)	76,800	1,984,512
HCA Holdings, Inc.	61,000	1,627,480
Quest Diagnostics, Inc.	25,600	1,382,656
UnitedHealth Group, Inc.	109,700	5,444,411
WellPoint, Inc.	32,800	2,215,640
		14,934,595
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	60,542	$ 3,637,969
Pharmaceuticals - 7.2%
Bristol-Myers Squibb Co.	78,700	2,255,542
Johnson & Johnson	193,400	12,530,386
Merck & Co., Inc.	349,900	11,942,087
Pfizer, Inc.	700,600	13,479,544
Roche Holding AG (participation certificate)	10,388	1,867,269
Sanofi-Aventis sponsored ADR	42,800	1,658,500
		43,733,328
TOTAL HEALTH CARE		72,752,265
INDUSTRIALS - 9.1%
Aerospace & Defense - 0.6%
Meggitt PLC	612,084	3,901,627
Airlines - 0.3%
SkyWest, Inc.	123,200	1,584,352
Commercial Services & Supplies - 1.3%
Republic Services, Inc.	280,600	8,145,818
Construction & Engineering - 0.7%
Foster Wheeler AG (a)	148,600	4,027,060
Electrical Equipment - 0.8%
Prysmian SpA	258,129	4,788,224
Industrial Conglomerates - 2.5%
General Electric Co.	854,100	15,296,931
Machinery - 1.4%
Ingersoll-Rand Co. Ltd.	73,900	2,765,338
Navistar International Corp. (a)	57,200	2,934,932
Stanley Black & Decker, Inc.	43,217	2,842,382
		8,542,652
Road & Rail - 1.5%
Union Pacific Corp.	88,400	9,059,232
TOTAL INDUSTRIALS		55,345,896
INFORMATION TECHNOLOGY - 8.7%
Communications Equipment - 2.3%
Cisco Systems, Inc.	865,000	13,814,050
Computers & Peripherals - 2.1%
Hewlett-Packard Co.	357,027	12,553,069
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.2%
Corning, Inc.	278,798	$ 4,435,676
Jabil Circuit, Inc.	168,148	3,078,790
		7,514,466
Internet Software & Services - 0.7%
eBay, Inc. (a)	131,471	4,305,675
Semiconductors & Semiconductor Equipment - 2.2%
Freescale Semiconductor Holdings I Ltd.	159,059	2,597,433
Intersil Corp. Class A	255,038	3,073,208
Marvell Technology Group Ltd. (a)	370,164	5,485,830
Micron Technology, Inc. (a)	324,800	2,393,776
		13,550,247
Software - 0.2%
CA, Inc.	48,060	1,071,738
TOTAL INFORMATION TECHNOLOGY		52,809,245
MATERIALS - 2.8%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	24,350	2,160,576
Ashland, Inc.	68,800	4,213,312
Celanese Corp. Class A	40,850	2,252,061
LyondellBasell Industries NV Class A	70,920	2,798,503
		11,424,452
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	28,970	1,780,496
Metals & Mining - 0.7%
Anglo American PLC (United Kingdom)	86,655	4,125,333
TOTAL MATERIALS		17,330,281
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	568,800	16,643,088
CenturyLink, Inc.	88,014	3,266,200
		19,909,288
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	65,200	3,424,956
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NII Holdings, Inc. (a)	92,900	$ 3,934,315
Sprint Nextel Corp. (a)	838,700	3,547,701
		10,906,972
TOTAL TELECOMMUNICATION SERVICES		30,816,260
UTILITIES - 7.1%
Electric Utilities - 2.6%
Exelon Corp.	102,350	4,510,565
NextEra Energy, Inc.	108,810	6,011,753
PPL Corp.	187,400	5,228,460
		15,750,778
Gas Utilities - 0.7%
National Fuel Gas Co.	27,120	1,962,946
ONEOK, Inc.	35,120	2,556,385
		4,519,331
Independent Power Producers & Energy Traders - 1.1%
Calpine Corp. (a)	186,230	3,026,238
The AES Corp. (a)	277,190	3,412,209
		6,438,447
Multi-Utilities - 2.7%
CenterPoint Energy, Inc.	112,720	2,207,058
National Grid PLC sponsored ADR (d)	106,910	5,258,903
OGE Energy Corp.	52,040	2,604,082
Sempra Energy	122,150	6,191,784
		16,261,827
TOTAL UTILITIES		42,970,383
TOTAL COMMON STOCKS (Cost $629,871,958)		606,211,732
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG (Cost $1,084,110)	5,500	1,102,028
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	6,211,127	$ 6,211,127
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	444,400	444,400
TOTAL MONEY MARKET FUNDS (Cost $6,655,527)		6,655,527
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $637,611,595)		613,969,287
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,929,272)
NET ASSETS - 100%		$ 609,040,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,368,480 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kennedy-Wilson Holdings, Inc.	6/29/11	$ 7,276,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,820
Fidelity Securities Lending Cash Central Fund	15,274
Total	$ 20,094
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,131,498	$ 51,131,498	$ -	$ -
Consumer Staples	44,993,459	44,993,459	-	-
Energy	79,930,819	79,930,819	-	-
Financials	159,233,654	151,865,174	7,368,480	-
Health Care	72,752,265	72,752,265	-	-
Industrials	55,345,896	55,345,896	-	-
Information Technology	52,809,245	52,809,245	-	-
Materials	17,330,281	17,330,281	-	-
Telecommunication Services	30,816,260	30,816,260	-	-
Utilities	42,970,383	42,970,383	-	-
Money Market Funds	6,655,527	6,655,527	-	-
Total Investments in Securities:	$ 613,969,287	$ 606,600,807	$ 7,368,480	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.9%
United Kingdom	5.6%
Switzerland	2.8%
Bermuda	2.2%
Ireland	1.3%
Others (Individually Less Than 1%)	4.2%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $434,629,493 of which $246,524,654 and $188,104,839 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $432,872) - See accompanying schedule: Unaffiliated issuers (cost $630,956,068)	$ 607,313,760
Fidelity Central Funds (cost $6,655,527)	6,655,527
Total Investments (cost $637,611,595)		$ 613,969,287
Receivable for investments sold		3,721,954
Receivable for fund shares sold		395,807
Dividends receivable		839,864
Distributions receivable from Fidelity Central Funds		596
Other receivables		36,999
Total assets		618,964,507

Liabilities
Payable to custodian bank	$ 4,587,140
Payable for investments purchased	3,227,680
Payable for fund shares redeemed	1,332,821
Accrued management fee	138,392
Distribution and service plan fees payable	12,183
Other affiliated payables	151,378
Other payables and accrued expenses	30,498
Collateral on securities loaned, at value	444,400
Total liabilities		9,924,492

Net Assets		$ 609,040,015
Net Assets consist of:
Paid in capital		$ 997,953,793
Undistributed net investment income		5,399,517
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,670,987)
Net unrealized appreciation (depreciation) on investments		(23,642,308)
Net Assets		$ 609,040,015

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,556,642 ÷ 1,828,943 shares)	$ 10.69

Maximum offering price per share (100/94.25 of $10.69)	$ 11.34
Class T: Net Asset Value and redemption price per share ($5,544,255 ÷ 518,365 shares)	$ 10.70

Maximum offering price per share (100/96.50 of $10.70)	$ 11.09
Class B: Net Asset Value and offering price per share ($1,968,996 ÷ 184,867 shares)A	$ 10.65

Class C: Net Asset Value and offering price per share ($4,458,530 ÷ 421,886 shares)A	$ 10.57

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($576,033,809 ÷ 53,498,903 shares)	$ 10.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,477,783 ÷ 137,771 shares)	$ 10.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 7,419,316
Income from Fidelity Central Funds		20,094
Total income		7,439,410

Expenses
Management fee Basic fee	$ 1,953,693
Performance adjustment	(989,062)
Transfer agent fees	842,961
Distribution and service plan fees	73,572
Accounting and security lending fees	125,466
Custodian fees and expenses	17,023
Independent trustees' compensation	1,881
Registration fees	39,874
Audit	25,376
Legal	1,280
Miscellaneous	5,604
Total expenses before reductions	2,097,668
Expense reductions	(57,775)	2,039,893
Net investment income (loss)		5,399,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,997,717
Foreign currency transactions	6,323
Total net realized gain (loss)		92,004,040
Change in net unrealized appreciation (depreciation) on investment securities		(91,215,558)
Net gain (loss)		788,482
Net increase (decrease) in net assets resulting from operations		$ 6,187,999

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,399,517	$ 10,347,123
Net realized gain (loss)	92,004,040	92,822,563
Change in net unrealized appreciation (depreciation)	(91,215,558)	32,667,985
Net increase (decrease) in net assets resulting from operations	6,187,999	135,837,671
Distributions to shareholders from net investment income	-	(10,612,123)
Share transactions - net increase (decrease)	(234,705,341)	(243,855,298)
Total increase (decrease) in net assets	(228,517,342)	(118,629,750)

Net Assets
Beginning of period	837,557,357	956,187,107
End of period (including undistributed net investment income of $5,399,517 and undistributed net investment income of $0, respectively)	$ 609,040,015	$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.09	.09	.16	.12
Net realized and unrealized gain (loss)	(.10) H	1.38	1.85	(6.00)	(1.00)
Total from investment operations	(.03)	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	-	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.69	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	(.28)%	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F, J
Expenses before reductions	.89% A	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	.89% A	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	.87% A	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	1.25% A	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,557	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	196% A	120%	171%	243%	204%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.05	.06	.07	.12	.08
Net realized and unrealized gain (loss)	(.09) H	1.39	1.84	(5.97)	(1.01)
Total from investment operations	(.04)	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.70	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B, C, D	(.37)%	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.15% A	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.15% A	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.13% A	1.28%	1.44%	1.49%	.47% A
Net investment income (loss)	.99% A	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,544	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.01	.02	.07	.01
Net realized and unrealized gain (loss)	(.10) H	1.38	1.85	(5.98)	(1.00)
Total from investment operations	(.07)	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	-	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.65	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	(.65)%	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64% A	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.64% A	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.63% A	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.49% A	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,969	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.01	.03	.08	.01
Net realized and unrealized gain (loss)	(.09) H	1.36	1.84	(5.97)	(.98)
Total from investment operations	(.06)	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	-	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.57	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B, C, D	(.56)%	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64% A	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.64% A	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.62% A	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.50% A	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,459	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Stock Selector Large Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Income from Investment Operations
Net investment income (loss) D	.09	.11	.12	.20	.18	.16
Net realized and unrealized gain (loss)	(.10) G	1.40	1.86	(6.02)	(.80)	1.80
Total from investment operations	(.01)	1.51	1.98	(5.82)	(.62)	1.96
Distributions from net investment income	-	(.13)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain	-	-	-	-	(.87)	(.26)
Total distributions	-	(.13)	(.14)	(.19)	(1.00)	(.39)
Redemption fees added to paid in capital D	-	-	-	-	-	- I, J
Net asset value, end of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Total Return B, C	(.09)%	16.09%	26.21%	(43.03)%	(4.39)%	14.63%
Ratios to Average Net Assets E, H
Expenses before reductions	.57% A	.73%	.85%	.86%	.86%	.89%
Expenses net of fee waivers, if any	.57% A	.73%	.85%	.86%	.85%	.89%
Expenses net of all reductions	.56% A	.72%	.84%	.86%	.85%	.89%
Net investment income (loss)	1.56% A	1.15%	1.38%	1.78%	1.18%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 576,034	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751
Portfolio turnover rate F	196% A	120%	171%	243%	204%	164%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The redemption fee was eliminated during the year ended January 31, 2007.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.08	.11	.12	.20	.17
Net realized and unrealized gain (loss)	(.09) G	1.39	1.85	(6.01)	(1.02)
Total from investment operations	(.01)	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	-	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.73	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B, C	(.09)%	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E, I
Expenses before reductions	.62% A	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.62% A	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.61% A	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.51% A	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,478	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class. In April 2011, the Board of Trustees approved a change in the name of Fidelity Large Cap Value Fund to Fidelity Stock Selector Large Cap Value Fund effective August 31, 2011.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

Semiannual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Semiannual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,128,357
Gross unrealized depreciation	(47,727,323)
Net unrealized appreciation (depreciation) on securities and other investments	$ (28,598,966)

Tax cost	$ 642,568,253

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $687,596,864 and $913,238,285, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Semiannual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .28% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 26,079	$ 588
Class T	.25%	.25%	14,402	129
Class B	.75%	.25%	10,929	8,226
Class C	.75%	.25%	22,162	6,141
			$ 73,572	$ 15,084

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,561
Class T	1,059
Class B*	1,714
Class C*	246
$ 9,580

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 31,256.30
Class T	9,032.31
Class B	3,346.31
Class C	6,687.30
Stock Selector Large Cap Value	789,931.24
Institutional Class	2,709.29
	$ 842,961

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,524 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,195 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Semiannual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,274. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $57,775 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net investment income
Class A	$ -	$ 196,415
Class T	-	37,346
Class B	-	4,323
Class C	-	17,678
Stock Selector Large Cap Value	-	10,334,423
Institutional Class	-	21,938
Total	$ -	$ 10,612,123

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	273,485	509,581	$ 3,021,406	$ 5,070,258
Reinvestment of distributions	-	17,752	-	183,027
Shares redeemed	(386,501)	(1,127,883)	(4,277,686)	(11,172,418)
Net increase (decrease)	(113,016)	(600,550)	$ (1,256,280)	$ (5,919,133)
Class T
Shares sold	102,815	239,347	$ 1,136,268	$ 2,379,089
Reinvestment of distributions	-	3,520	-	36,365
Shares redeemed	(108,372)	(691,112)	(1,192,801)	(6,965,488)
Net increase (decrease)	(5,557)	(448,245)	$ (56,533)	$ (4,550,034)
Class B
Shares sold	1,373	64,791	$ 14,899	$ 633,133
Reinvestment of distributions	-	374	-	3,863
Shares redeemed	(28,674)	(142,878)	(316,231)	(1,418,300)
Net increase (decrease)	(27,301)	(77,713)	$ (301,332)	$ (781,304)
Class C
Shares sold	85,749	193,335	$ 938,488	$ 1,918,253
Reinvestment of distributions	-	1,440	-	14,747
Shares redeemed	(36,206)	(197,933)	(391,502)	(1,934,239)
Net increase (decrease)	49,543	(3,158)	$ 546,986	$ (1,239)
Stock Selector Large Cap Value
Shares sold	3,463,160	11,945,116	$ 38,347,018	$ 119,799,397
Reinvestment of distributions	-	980,495	-	10,157,929
Shares redeemed	(24,481,626)	(35,741,742)	(271,574,855)	(361,864,131)
Net increase (decrease)	(21,018,466)	(22,816,131)	$ (233,227,837)	$ (231,906,805)
Institutional Class
Shares sold	33,005	40,757	$ 363,551	$ 403,599
Reinvestment of distributions	-	2,125	-	21,926
Shares redeemed	(69,901)	(111,512)	(773,896)	(1,122,308)
Net increase (decrease)	(36,896)	(68,630)	$ (410,345)	$ (696,783)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Semiannual Report

12. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Large Cap Value Fund (formerly known as Fidelity Large Cap Value Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Stock Selector Large Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that there was a change in the fund's portfolio manager in March 2011. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Stock Selector Large Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCV-USAN-0911
1.838400.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Institutional Class
(formerly Fidelity Advisor Large Cap Value Fund)

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® Stock Selector Large Cap
Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	.89%
Actual		$ 1,000.00	$ 997.20	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Class T	1.15%
Actual		$ 1,000.00	$ 996.30	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class B	1.64%
Actual		$ 1,000.00	$ 993.50	$ 8.11
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Class C	1.64%
Actual		$ 1,000.00	$ 994.40	$ 8.11
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Stock Selector Large Cap Value	.57%
Actual		$ 1,000.00	$ 999.10	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,021.97	$ 2.86
Institutional Class	.62%
Actual		$ 1,000.00	$ 999.10	$ 3.07
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.9	2.9
Berkshire Hathaway, Inc. Class B	2.8	1.2
AT&T, Inc.	2.7	2.8
Royal Dutch Shell PLC Class A sponsored ADR	2.7	1.1
General Electric Co.	2.5	1.8
Cisco Systems, Inc.	2.3	0.0
Pfizer, Inc.	2.2	3.1
Occidental Petroleum Corp.	2.1	0.0
Hewlett-Packard Co.	2.1	1.0
Johnson & Johnson	2.0	1.3
	24.3
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	27.9
Energy	13.1	13.7
Health Care	11.9	11.9
Industrials	9.1	9.2
Information Technology	8.7	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	16.1%	** Foreign investments	6.4%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 0.6%
Autoliv, Inc.	59,700	$ 3,949,752
Hotels, Restaurants & Leisure - 0.6%
Penn National Gaming, Inc. (a)	81,149	3,402,578
Household Durables - 0.9%
Jarden Corp.	179,795	5,571,847
Leisure Equipment & Products - 0.4%
Mattel, Inc.	98,270	2,619,878
Media - 2.9%
CBS Corp. Class B	177,491	4,857,929
Comcast Corp. Class A	282,175	6,777,844
Time Warner, Inc.	166,500	5,854,140
		17,489,913
Multiline Retail - 1.9%
Macy's, Inc.	155,400	4,486,398
Target Corp.	134,534	6,927,156
		11,413,554
Specialty Retail - 0.9%
Lowe's Companies, Inc.	258,663	5,581,948
TOTAL CONSUMER DISCRETIONARY		50,029,470
CONSUMER STAPLES - 7.4%
Beverages - 0.9%
Coca-Cola Enterprises, Inc.	105,270	2,959,140
PepsiCo, Inc.	40,980	2,624,359
		5,583,499
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	88,490	3,216,612
Kroger Co.	112,430	2,796,134
Wal-Mart Stores, Inc.	34,840	1,836,416
Walgreen Co.	54,440	2,125,338
		9,974,500
Food Products - 2.9%
Archer Daniels Midland Co.	86,430	2,625,743
ConAgra Foods, Inc.	118,810	3,042,724
Kraft Foods, Inc. Class A	173,390	5,961,148
Sara Lee Corp.	147,740	2,823,311
The J.M. Smucker Co.	36,520	2,845,638
		17,298,564
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 2.0%
Procter & Gamble Co.	197,380	$ 12,136,896
TOTAL CONSUMER STAPLES		44,993,459
ENERGY - 13.1%
Energy Equipment & Services - 1.9%
Halliburton Co.	132,046	7,226,878
Transocean Ltd. (United States)	66,903	4,118,549
		11,345,427
Oil, Gas & Consumable Fuels - 11.2%
Anadarko Petroleum Corp.	72,420	5,978,995
Apache Corp.	44,692	5,529,294
BP PLC sponsored ADR	89,174	4,052,067
Canadian Natural Resources Ltd.	131,970	5,329,080
El Paso Corp.	112,100	2,303,655
Marathon Petroleum Corp.	36,325	1,590,672
Noble Energy, Inc.	34,980	3,486,806
Occidental Petroleum Corp.	128,078	12,574,698
Royal Dutch Shell PLC Class A sponsored ADR	221,800	16,315,608
Whiting Petroleum Corp. (a)	85,307	4,998,990
Williams Companies, Inc.	202,698	6,425,527
		68,585,392
TOTAL ENERGY		79,930,819
FINANCIALS - 26.1%
Capital Markets - 4.2%
Bank of New York Mellon Corp.	309,600	7,774,056
Invesco Ltd.	247,100	5,480,678
Morgan Stanley	228,800	5,090,800
State Street Corp.	180,200	7,472,894
		25,818,428
Commercial Banks - 8.9%
CIT Group, Inc. (a)	142,800	5,674,872
Itau Unibanco Banco Multiplo SA sponsored ADR	261,000	5,316,570
PNC Financial Services Group, Inc.	137,400	7,459,446
Popular, Inc. (a)	1,748,600	4,196,640
Regions Financial Corp.	585,500	3,565,695
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	383,600	$ 9,996,616
Wells Fargo & Co.	633,300	17,694,395
		53,904,234
Consumer Finance - 1.0%
SLM Corp.	394,000	6,142,460
Insurance - 9.1%
ACE Ltd.	96,000	6,430,080
AFLAC, Inc.	133,050	6,128,283
Allstate Corp.	223,500	6,195,420
Berkshire Hathaway, Inc. Class B (a)	228,057	16,914,988
MetLife, Inc.	190,600	7,854,626
StanCorp Financial Group, Inc.	80,900	2,690,734
Torchmark Corp.	89,650	3,620,964
XL Group PLC Class A	259,300	5,320,836
		55,155,931
Real Estate Investment Trusts - 0.9%
Public Storage	47,900	5,730,277
Real Estate Management & Development - 1.2%
Kennedy-Wilson Holdings, Inc. (e)	680,000	7,368,480
Thrifts & Mortgage Finance - 0.8%
People's United Financial, Inc.	403,300	5,113,844
TOTAL FINANCIALS		159,233,654
HEALTH CARE - 11.9%
Biotechnology - 1.0%
Amgen, Inc.	111,500	6,099,050
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	22,216	1,292,305
Zimmer Holdings, Inc. (a)	50,900	3,055,018
		4,347,323
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	52,100	2,279,896
Community Health Systems, Inc. (a)	76,800	1,984,512
HCA Holdings, Inc.	61,000	1,627,480
Quest Diagnostics, Inc.	25,600	1,382,656
UnitedHealth Group, Inc.	109,700	5,444,411
WellPoint, Inc.	32,800	2,215,640
		14,934,595
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	60,542	$ 3,637,969
Pharmaceuticals - 7.2%
Bristol-Myers Squibb Co.	78,700	2,255,542
Johnson & Johnson	193,400	12,530,386
Merck & Co., Inc.	349,900	11,942,087
Pfizer, Inc.	700,600	13,479,544
Roche Holding AG (participation certificate)	10,388	1,867,269
Sanofi-Aventis sponsored ADR	42,800	1,658,500
		43,733,328
TOTAL HEALTH CARE		72,752,265
INDUSTRIALS - 9.1%
Aerospace & Defense - 0.6%
Meggitt PLC	612,084	3,901,627
Airlines - 0.3%
SkyWest, Inc.	123,200	1,584,352
Commercial Services & Supplies - 1.3%
Republic Services, Inc.	280,600	8,145,818
Construction & Engineering - 0.7%
Foster Wheeler AG (a)	148,600	4,027,060
Electrical Equipment - 0.8%
Prysmian SpA	258,129	4,788,224
Industrial Conglomerates - 2.5%
General Electric Co.	854,100	15,296,931
Machinery - 1.4%
Ingersoll-Rand Co. Ltd.	73,900	2,765,338
Navistar International Corp. (a)	57,200	2,934,932
Stanley Black & Decker, Inc.	43,217	2,842,382
		8,542,652
Road & Rail - 1.5%
Union Pacific Corp.	88,400	9,059,232
TOTAL INDUSTRIALS		55,345,896
INFORMATION TECHNOLOGY - 8.7%
Communications Equipment - 2.3%
Cisco Systems, Inc.	865,000	13,814,050
Computers & Peripherals - 2.1%
Hewlett-Packard Co.	357,027	12,553,069
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.2%
Corning, Inc.	278,798	$ 4,435,676
Jabil Circuit, Inc.	168,148	3,078,790
		7,514,466
Internet Software & Services - 0.7%
eBay, Inc. (a)	131,471	4,305,675
Semiconductors & Semiconductor Equipment - 2.2%
Freescale Semiconductor Holdings I Ltd.	159,059	2,597,433
Intersil Corp. Class A	255,038	3,073,208
Marvell Technology Group Ltd. (a)	370,164	5,485,830
Micron Technology, Inc. (a)	324,800	2,393,776
		13,550,247
Software - 0.2%
CA, Inc.	48,060	1,071,738
TOTAL INFORMATION TECHNOLOGY		52,809,245
MATERIALS - 2.8%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	24,350	2,160,576
Ashland, Inc.	68,800	4,213,312
Celanese Corp. Class A	40,850	2,252,061
LyondellBasell Industries NV Class A	70,920	2,798,503
		11,424,452
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	28,970	1,780,496
Metals & Mining - 0.7%
Anglo American PLC (United Kingdom)	86,655	4,125,333
TOTAL MATERIALS		17,330,281
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	568,800	16,643,088
CenturyLink, Inc.	88,014	3,266,200
		19,909,288
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	65,200	3,424,956
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NII Holdings, Inc. (a)	92,900	$ 3,934,315
Sprint Nextel Corp. (a)	838,700	3,547,701
		10,906,972
TOTAL TELECOMMUNICATION SERVICES		30,816,260
UTILITIES - 7.1%
Electric Utilities - 2.6%
Exelon Corp.	102,350	4,510,565
NextEra Energy, Inc.	108,810	6,011,753
PPL Corp.	187,400	5,228,460
		15,750,778
Gas Utilities - 0.7%
National Fuel Gas Co.	27,120	1,962,946
ONEOK, Inc.	35,120	2,556,385
		4,519,331
Independent Power Producers & Energy Traders - 1.1%
Calpine Corp. (a)	186,230	3,026,238
The AES Corp. (a)	277,190	3,412,209
		6,438,447
Multi-Utilities - 2.7%
CenterPoint Energy, Inc.	112,720	2,207,058
National Grid PLC sponsored ADR (d)	106,910	5,258,903
OGE Energy Corp.	52,040	2,604,082
Sempra Energy	122,150	6,191,784
		16,261,827
TOTAL UTILITIES		42,970,383
TOTAL COMMON STOCKS (Cost $629,871,958)		606,211,732
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG (Cost $1,084,110)	5,500	1,102,028
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	6,211,127	$ 6,211,127
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	444,400	444,400
TOTAL MONEY MARKET FUNDS (Cost $6,655,527)		6,655,527
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $637,611,595)		613,969,287
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,929,272)
NET ASSETS - 100%		$ 609,040,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,368,480 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kennedy-Wilson Holdings, Inc.	6/29/11	$ 7,276,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,820
Fidelity Securities Lending Cash Central Fund	15,274
Total	$ 20,094
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,131,498	$ 51,131,498	$ -	$ -
Consumer Staples	44,993,459	44,993,459	-	-
Energy	79,930,819	79,930,819	-	-
Financials	159,233,654	151,865,174	7,368,480	-
Health Care	72,752,265	72,752,265	-	-
Industrials	55,345,896	55,345,896	-	-
Information Technology	52,809,245	52,809,245	-	-
Materials	17,330,281	17,330,281	-	-
Telecommunication Services	30,816,260	30,816,260	-	-
Utilities	42,970,383	42,970,383	-	-
Money Market Funds	6,655,527	6,655,527	-	-
Total Investments in Securities:	$ 613,969,287	$ 606,600,807	$ 7,368,480	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.9%
United Kingdom	5.6%
Switzerland	2.8%
Bermuda	2.2%
Ireland	1.3%
Others (Individually Less Than 1%)	4.2%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $434,629,493 of which $246,524,654 and $188,104,839 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $432,872) - See accompanying schedule: Unaffiliated issuers (cost $630,956,068)	$ 607,313,760
Fidelity Central Funds (cost $6,655,527)	6,655,527
Total Investments (cost $637,611,595)		$ 613,969,287
Receivable for investments sold		3,721,954
Receivable for fund shares sold		395,807
Dividends receivable		839,864
Distributions receivable from Fidelity Central Funds		596
Other receivables		36,999
Total assets		618,964,507

Liabilities
Payable to custodian bank	$ 4,587,140
Payable for investments purchased	3,227,680
Payable for fund shares redeemed	1,332,821
Accrued management fee	138,392
Distribution and service plan fees payable	12,183
Other affiliated payables	151,378
Other payables and accrued expenses	30,498
Collateral on securities loaned, at value	444,400
Total liabilities		9,924,492

Net Assets		$ 609,040,015
Net Assets consist of:
Paid in capital		$ 997,953,793
Undistributed net investment income		5,399,517
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,670,987)
Net unrealized appreciation (depreciation) on investments		(23,642,308)
Net Assets		$ 609,040,015

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,556,642 ÷ 1,828,943 shares)	$ 10.69

Maximum offering price per share (100/94.25 of $10.69)	$ 11.34
Class T: Net Asset Value and redemption price per share ($5,544,255 ÷ 518,365 shares)	$ 10.70

Maximum offering price per share (100/96.50 of $10.70)	$ 11.09
Class B: Net Asset Value and offering price per share ($1,968,996 ÷ 184,867 shares)A	$ 10.65

Class C: Net Asset Value and offering price per share ($4,458,530 ÷ 421,886 shares)A	$ 10.57

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($576,033,809 ÷ 53,498,903 shares)	$ 10.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,477,783 ÷ 137,771 shares)	$ 10.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 7,419,316
Income from Fidelity Central Funds		20,094
Total income		7,439,410

Expenses
Management fee Basic fee	$ 1,953,693
Performance adjustment	(989,062)
Transfer agent fees	842,961
Distribution and service plan fees	73,572
Accounting and security lending fees	125,466
Custodian fees and expenses	17,023
Independent trustees' compensation	1,881
Registration fees	39,874
Audit	25,376
Legal	1,280
Miscellaneous	5,604
Total expenses before reductions	2,097,668
Expense reductions	(57,775)	2,039,893
Net investment income (loss)		5,399,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,997,717
Foreign currency transactions	6,323
Total net realized gain (loss)		92,004,040
Change in net unrealized appreciation (depreciation) on investment securities		(91,215,558)
Net gain (loss)		788,482
Net increase (decrease) in net assets resulting from operations		$ 6,187,999

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,399,517	$ 10,347,123
Net realized gain (loss)	92,004,040	92,822,563
Change in net unrealized appreciation (depreciation)	(91,215,558)	32,667,985
Net increase (decrease) in net assets resulting from operations	6,187,999	135,837,671
Distributions to shareholders from net investment income	-	(10,612,123)
Share transactions - net increase (decrease)	(234,705,341)	(243,855,298)
Total increase (decrease) in net assets	(228,517,342)	(118,629,750)

Net Assets
Beginning of period	837,557,357	956,187,107
End of period (including undistributed net investment income of $5,399,517 and undistributed net investment income of $0, respectively)	$ 609,040,015	$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.09	.09	.16	.12
Net realized and unrealized gain (loss)	(.10) H	1.38	1.85	(6.00)	(1.00)
Total from investment operations	(.03)	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	-	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.69	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	(.28)%	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F, J
Expenses before reductions	.89% A	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	.89% A	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	.87% A	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	1.25% A	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,557	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.05	.06	.07	.12	.08
Net realized and unrealized gain (loss)	(.09) H	1.39	1.84	(5.97)	(1.01)
Total from investment operations	(.04)	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.70	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B, C, D	(.37)%	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.15% A	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.15% A	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.13% A	1.28%	1.44%	1.49%	.47% A
Net investment income (loss)	.99% A	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,544	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.01	.02	.07	.01
Net realized and unrealized gain (loss)	(.10) H	1.38	1.85	(5.98)	(1.00)
Total from investment operations	(.07)	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	-	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.65	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	(.65)%	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64% A	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.64% A	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.63% A	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.49% A	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,969	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.01	.03	.08	.01
Net realized and unrealized gain (loss)	(.09) H	1.36	1.84	(5.97)	(.98)
Total from investment operations	(.06)	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	-	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.57	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B, C, D	(.56)%	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64% A	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.64% A	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.62% A	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.50% A	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,459	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Stock Selector Large Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Income from Investment Operations
Net investment income (loss) D	.09	.11	.12	.20	.18	.16
Net realized and unrealized gain (loss)	(.10) G	1.40	1.86	(6.02)	(.80)	1.80
Total from investment operations	(.01)	1.51	1.98	(5.82)	(.62)	1.96
Distributions from net investment income	-	(.13)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain	-	-	-	-	(.87)	(.26)
Total distributions	-	(.13)	(.14)	(.19)	(1.00)	(.39)
Redemption fees added to paid in capital D	-	-	-	-	-	- I, J
Net asset value, end of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Total Return B, C	(.09)%	16.09%	26.21%	(43.03)%	(4.39)%	14.63%
Ratios to Average Net Assets E, H
Expenses before reductions	.57% A	.73%	.85%	.86%	.86%	.89%
Expenses net of fee waivers, if any	.57% A	.73%	.85%	.86%	.85%	.89%
Expenses net of all reductions	.56% A	.72%	.84%	.86%	.85%	.89%
Net investment income (loss)	1.56% A	1.15%	1.38%	1.78%	1.18%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 576,034	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751
Portfolio turnover rate F	196% A	120%	171%	243%	204%	164%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The redemption fee was eliminated during the year ended January 31, 2007.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.08	.11	.12	.20	.17
Net realized and unrealized gain (loss)	(.09) G	1.39	1.85	(6.01)	(1.02)
Total from investment operations	(.01)	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	-	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	-	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.73	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B, C	(.09)%	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E, I
Expenses before reductions	.62% A	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.62% A	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.61% A	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.51% A	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,478	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	196% A	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class. In April 2011, the Board of Trustees approved a change in the name of Fidelity Large Cap Value Fund to Fidelity Stock Selector Large Cap Value Fund effective August 31, 2011.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

Semiannual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Semiannual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,128,357
Gross unrealized depreciation	(47,727,323)
Net unrealized appreciation (depreciation) on securities and other investments	$ (28,598,966)

Tax cost	$ 642,568,253

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $687,596,864 and $913,238,285, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Semiannual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .28% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 26,079	$ 588
Class T	.25%	.25%	14,402	129
Class B	.75%	.25%	10,929	8,226
Class C	.75%	.25%	22,162	6,141
			$ 73,572	$ 15,084

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,561
Class T	1,059
Class B*	1,714
Class C*	246
$ 9,580

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 31,256.30
Class T	9,032.31
Class B	3,346.31
Class C	6,687.30
Stock Selector Large Cap Value	789,931.24
Institutional Class	2,709.29
	$ 842,961

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,524 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,195 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Semiannual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,274. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $57,775 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net investment income
Class A	$ -	$ 196,415
Class T	-	37,346
Class B	-	4,323
Class C	-	17,678
Stock Selector Large Cap Value	-	10,334,423
Institutional Class	-	21,938
Total	$ -	$ 10,612,123

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	273,485	509,581	$ 3,021,406	$ 5,070,258
Reinvestment of distributions	-	17,752	-	183,027
Shares redeemed	(386,501)	(1,127,883)	(4,277,686)	(11,172,418)
Net increase (decrease)	(113,016)	(600,550)	$ (1,256,280)	$ (5,919,133)
Class T
Shares sold	102,815	239,347	$ 1,136,268	$ 2,379,089
Reinvestment of distributions	-	3,520	-	36,365
Shares redeemed	(108,372)	(691,112)	(1,192,801)	(6,965,488)
Net increase (decrease)	(5,557)	(448,245)	$ (56,533)	$ (4,550,034)
Class B
Shares sold	1,373	64,791	$ 14,899	$ 633,133
Reinvestment of distributions	-	374	-	3,863
Shares redeemed	(28,674)	(142,878)	(316,231)	(1,418,300)
Net increase (decrease)	(27,301)	(77,713)	$ (301,332)	$ (781,304)
Class C
Shares sold	85,749	193,335	$ 938,488	$ 1,918,253
Reinvestment of distributions	-	1,440	-	14,747
Shares redeemed	(36,206)	(197,933)	(391,502)	(1,934,239)
Net increase (decrease)	49,543	(3,158)	$ 546,986	$ (1,239)
Stock Selector Large Cap Value
Shares sold	3,463,160	11,945,116	$ 38,347,018	$ 119,799,397
Reinvestment of distributions	-	980,495	-	10,157,929
Shares redeemed	(24,481,626)	(35,741,742)	(271,574,855)	(361,864,131)
Net increase (decrease)	(21,018,466)	(22,816,131)	$ (233,227,837)	$ (231,906,805)
Institutional Class
Shares sold	33,005	40,757	$ 363,551	$ 403,599
Reinvestment of distributions	-	2,125	-	21,926
Shares redeemed	(69,901)	(111,512)	(773,896)	(1,122,308)
Net increase (decrease)	(36,896)	(68,630)	$ (410,345)	$ (696,783)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Semiannual Report

12. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Large Cap Value Fund (formerly known as Fidelity Large Cap Value Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Stock Selector Large Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that there was a change in the fund's portfolio manager in March 2011. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Stock Selector Large Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCVI-USAN-0911
1.838387.102

Fidelity®

Mid Cap Growth

Fund

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 1,029.50	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.36%
Actual		$ 1,000.00	$ 1,028.20	$ 6.84
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 6.81
Class B	1.82%
Actual		$ 1,000.00	$ 1,025.30	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Class C	1.82%
Actual		$ 1,000.00	$ 1,025.30	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Mid Cap Growth	.80%
Actual		$ 1,000.00	$ 1,030.10	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,030.90	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	4.0	3.8
Coach, Inc.	2.1	0.0
Porsche Automobil Holding SE (Germany)	2.0	1.0
Bumi PLC	1.9	0.4
Alexion Pharmaceuticals, Inc.	1.7	1.0
Hansen Natural Corp.	1.7	0.0
CVR Partners LP	1.6	0.0
Limited Brands, Inc.	1.6	0.0
Abercrombie & Fitch Co. Class A	1.6	0.0
Weight Watchers International, Inc.	1.6	0.0
	19.8
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.6	20.5
Energy	17.7	10.1
Consumer Discretionary	15.5	17.3
Health Care	15.4	12.2
Materials	11.9	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 95.8%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	15.5%	** Foreign investments	18.0%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Automobiles - 0.6%
Tesla Motors, Inc. (a)	71,900	$ 2,025,423
Distributors - 0.0%
Indiabulls Wholesale Services Ltd.	106,539	25,062
Diversified Consumer Services - 1.6%
Weight Watchers International, Inc.	63,000	4,862,970
Hotels, Restaurants & Leisure - 2.6%
Las Vegas Sands Corp. (a)	75,700	3,571,526
Panera Bread Co. Class A (a)	40,500	4,670,055
		8,241,581
Media - 1.0%
Discovery Communications, Inc. (a)	79,300	3,156,140
Specialty Retail - 4.6%
Abercrombie & Fitch Co. Class A	67,000	4,899,040
Body Central Corp.	38,600	829,514
Limited Brands, Inc.	133,000	5,035,380
Tractor Supply Co.	56,000	3,691,520
		14,455,454
Textiles, Apparel & Luxury Goods - 3.1%
Coach, Inc.	102,000	6,585,120
PVH Corp.	43,000	3,076,650
		9,661,770
TOTAL CONSUMER DISCRETIONARY		42,428,400
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Hansen Natural Corp. (a)	71,000	5,440,020
Heckmann Corp. (a)(d)	629,400	3,795,282
		9,235,302
Food & Staples Retailing - 0.5%
Whole Foods Market, Inc.	25,000	1,667,500
Food Products - 2.8%
Green Mountain Coffee Roasters, Inc. (a)	36,000	3,742,200
Mead Johnson Nutrition Co. Class A	47,700	3,404,349
Origin Agritech Ltd. (a)(d)	375,069	1,575,290
		8,721,839
TOTAL CONSUMER STAPLES		19,624,641
Common Stocks - continued
	Shares	Value
ENERGY - 17.7%
Energy Equipment & Services - 3.9%
Cameron International Corp. (a)	65,000	$ 3,636,100
Dresser-Rand Group, Inc. (a)	61,500	3,285,330
FMC Technologies, Inc. (a)	77,000	3,511,200
Rowan Companies, Inc. (a)	43,000	1,684,310
		12,116,940
Oil, Gas & Consumable Fuels - 13.8%
Alpha Natural Resources, Inc. (a)	35,500	1,516,205
Amyris, Inc. (d)	58,000	1,342,700
Bumi PLC	325,810	5,990,317
Cabot Oil & Gas Corp.	50,000	3,704,000
Concho Resources, Inc. (a)	35,900	3,359,522
Continental Resources, Inc. (a)	49,800	3,415,782
El Paso Corp.	166,000	3,411,300
EV Energy Partners LP	49,700	3,497,886
Oasis Petroleum, Inc. (a)	56,000	1,654,240
Peabody Energy Corp.	54,000	3,103,380
Plains Exploration & Production Co. (a)	86,000	3,354,860
QEP Resources, Inc.	86,000	3,769,380
Solazyme, Inc. (d)	42,100	961,985
Whiting Petroleum Corp. (a)	75,000	4,395,000
		43,476,557
TOTAL ENERGY		55,593,497
FINANCIALS - 3.7%
Real Estate Investment Trusts - 2.1%
Prologis, Inc.	93,000	3,313,590
SL Green Realty Corp.	40,000	3,280,800
		6,594,390
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	75,000	1,635,000
Indiabulls Real Estate Ltd. (a)	804,414	1,808,612
Jones Lang LaSalle, Inc.	19,000	1,617,280
		5,060,892
TOTAL FINANCIALS		11,655,282
HEALTH CARE - 15.4%
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	96,000	5,452,800
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Human Genome Sciences, Inc. (a)	42,000	$ 882,420
Idenix Pharmaceuticals, Inc. (a)	321,100	2,144,948
United Therapeutics Corp. (a)	40,400	2,318,152
Vertex Pharmaceuticals, Inc. (a)	62,000	3,215,320
		14,013,640
Health Care Equipment & Supplies - 6.5%
ArthroCare Corp. (a)	139,579	4,613,086
Cyberonics, Inc. (a)	174,187	4,727,435
Edwards Lifesciences Corp. (a)	38,600	2,754,110
NuVasive, Inc. (a)(d)	55,931	1,600,745
Volcano Corp. (a)	100,100	3,144,141
Zoll Medical Corp. (a)	54,000	3,761,640
		20,601,157
Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	81,200	3,110,772
Catalyst Health Solutions, Inc. (a)	52,500	3,440,325
		6,551,097
Health Care Technology - 1.2%
SXC Health Solutions Corp. (a)	58,500	3,702,632
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc. (a)	35,000	1,475,600
Sequenom, Inc. (a)	43,900	309,934
		1,785,534
Pharmaceuticals - 0.5%
Valeant Pharmaceuticals International, Inc. (Canada)	28,900	1,590,801
TOTAL HEALTH CARE		48,244,861
INDUSTRIALS - 10.7%
Building Products - 2.0%
Lennox International, Inc.	87,600	3,239,448
Owens Corning (a)	87,500	3,113,250
		6,352,698
Construction & Engineering - 1.0%
Fluor Corp.	50,000	3,176,500
Electrical Equipment - 1.9%
Cooper Industries PLC Class A	52,000	2,720,120
Roper Industries, Inc.	39,000	3,183,570
		5,903,690
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 5.0%
CNH Global NV (a)	91,900	$ 3,505,066
Dover Corp.	50,000	3,023,500
Ingersoll-Rand Co. Ltd.	83,900	3,139,538
Pall Corp.	58,000	2,875,640
WABCO Holdings, Inc. (a)	48,400	3,051,620
		15,595,364
Marine - 0.8%
Kirby Corp. (a)	41,900	2,443,608
TOTAL INDUSTRIALS		33,471,860
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 2.3%
Juniper Networks, Inc. (a)	64,200	1,501,638
Polycom, Inc. (a)	166,000	4,486,980
Riverbed Technology, Inc. (a)	46,000	1,316,980
		7,305,598
Computers & Peripherals - 1.0%
NetApp, Inc. (a)	65,900	3,131,568
Electronic Equipment & Components - 0.8%
Maxwell Technologies, Inc. (a)(d)	139,600	2,355,052
Internet Software & Services - 1.8%
Mail.ru Group Ltd. GDR (Reg. S)	22,300	796,556
Rackspace Hosting, Inc. (a)	78,561	3,142,440
Velti PLC (a)	104,400	1,723,644
		5,662,640
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	45,200	3,158,124
Semiconductors & Semiconductor Equipment - 1.1%
Ceva, Inc. (a)	64,500	1,949,190
Freescale Semiconductor Holdings I Ltd.	86,800	1,417,444
		3,366,634
Software - 10.6%
ANSYS, Inc. (a)	58,200	2,944,920
Ariba, Inc. (a)	53,000	1,752,710
Autodesk, Inc. (a)	90,000	3,096,000
Autonomy Corp. PLC (a)	107,300	2,960,975
Check Point Software Technologies Ltd. (a)	26,600	1,533,490
Citrix Systems, Inc. (a)	32,000	2,305,280
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Informatica Corp. (a)	60,100	$ 3,072,913
Intuit, Inc. (a)	67,000	3,128,900
Magma Design Automation, Inc. (a)	395,000	2,938,800
Nuance Communications, Inc. (a)	152,400	3,049,524
Rovi Corp. (a)	56,800	3,008,696
salesforce.com, Inc. (a)	25,000	3,617,750
		33,409,958
TOTAL INFORMATION TECHNOLOGY		58,389,574
MATERIALS - 11.9%
Chemicals - 7.8%
CF Industries Holdings, Inc.	79,900	12,410,070
CVR Partners LP	218,400	5,121,480
Monsanto Co.	45,000	3,306,600
The Mosaic Co.	51,000	3,606,720
		24,444,870
Metals & Mining - 4.1%
First Quantum Minerals Ltd.	25,500	3,535,409
Fortescue Metals Group Ltd.	235,000	1,629,133
Ivanhoe Mines Ltd. (a)	141,300	3,700,362
Vallares PLC	46,900	800,707
Walter Energy, Inc.	27,000	3,309,390
		12,975,001
TOTAL MATERIALS		37,419,871
TOTAL COMMON STOCKS (Cost $288,792,988)		306,827,986
Nonconvertible Preferred Stocks - 2.0%

CONSUMER DISCRETIONARY - 2.0%
Automobiles - 2.0%
Porsche Automobil Holding SE (Germany) (Cost $5,404,628)	81,525	6,288,032
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	1,139,598	$ 1,139,598
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	4,381,400	4,381,400
TOTAL MONEY MARKET FUNDS (Cost $5,520,998)		5,520,998
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $299,718,614)		318,637,016
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(4,757,151)
NET ASSETS - 100%		$ 313,879,865
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,925
Fidelity Securities Lending Cash Central Fund	22,341
Total	$ 25,266
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 48,716,432	$ 48,691,370	$ -	$ 25,062
Consumer Staples	19,624,641	19,624,641	-	-
Energy	55,593,497	55,593,497	-	-
Financials	11,655,282	11,655,282	-	-
Health Care	48,244,861	48,244,861	-	-
Industrials	33,471,860	33,471,860	-	-
Information Technology	58,389,574	58,389,574	-	-
Materials	37,419,871	37,419,871	-	-
Money Market Funds	5,520,998	5,520,998	-	-
Total Investments in Securities:	$ 318,637,016	$ 318,611,954	$ -	$ 25,062
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	36
Cost of Purchases	25,026
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 25,062
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 36

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.5%
Canada	4.0%
United Kingdom	3.1%
Germany	2.0%
Ireland	1.9%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $47,662,897 of which $16,995,306 and $30,667,591 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $4,264,086) - See accompanying schedule: Unaffiliated issuers (cost $294,197,616)	$ 313,116,018
Fidelity Central Funds (cost $5,520,998)	5,520,998
Total Investments (cost $299,718,614)		$ 318,637,016
Receivable for investments sold		3,613,628
Receivable for fund shares sold		371,929
Dividends receivable		7,034
Distributions receivable from Fidelity Central Funds		7,877
Other receivables		25,679
Total assets		322,663,163

Liabilities
Payable to custodian bank	$ 119,469
Payable for investments purchased	3,273,127
Payable for fund shares redeemed	770,877
Accrued management fee	114,925
Distribution and service plan fees payable	8,983
Other affiliated payables	84,206
Other payables and accrued expenses	30,311
Collateral on securities loaned, at value	4,381,400
Total liabilities		8,783,298

Net Assets		$ 313,879,865
Net Assets consist of:
Paid in capital		$ 311,626,107
Accumulated net investment loss		(396,543)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,268,099)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,918,400
Net Assets		$ 313,879,865

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,962,939 ÷ 850,049 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($3,713,369 ÷ 290,621 shares)	$ 12.78

Maximum offering price per share (100/96.50 of $12.78)	$ 13.24
Class B: Net Asset Value and offering price per share ($772,552 ÷ 61,525 shares)A	$ 12.56

Class C: Net Asset Value and offering price per share ($5,337,458 ÷ 424,896 shares)A	$ 12.56

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($291,993,620 ÷ 22,442,033 shares)	$ 13.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,099,927 ÷ 84,411 shares)	$ 13.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 906,764
Income from Fidelity Central Funds		25,266
Total income		932,030

Expenses
Management fee Basic fee	$ 917,077
Performance adjustment	(229,911)
Transfer agent fees	459,163
Distribution and service plan fees	53,037
Accounting and security lending fees	65,201
Custodian fees and expenses	14,267
Independent trustees' compensation	835
Registration fees	49,204
Audit	33,464
Legal	539
Miscellaneous	1,362
Total expenses before reductions	1,364,238
Expense reductions	(35,665)	1,328,573
Net investment income (loss)		(396,543)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,115,223
Foreign currency transactions	42,281
Total net realized gain (loss)		32,157,504
Change in net unrealized appreciation (depreciation) on: Investment securities	(22,172,903)
Assets and liabilities in foreign currencies	532
Total change in net unrealized appreciation (depreciation)		(22,172,371)
Net gain (loss)		9,985,133
Net increase (decrease) in net assets resulting from operations		$ 9,588,590

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (396,543)	$ (751,163)
Net realized gain (loss)	32,157,504	49,618,736
Change in net unrealized appreciation (depreciation)	(22,172,371)	25,698,331
Net increase (decrease) in net assets resulting from operations	9,588,590	74,565,904
Distributions to shareholders from net realized gain	-	(88,063)
Share transactions - net increase (decrease)	(22,413,190)	29,630,097
Redemption fees	7,130	11,919
Total increase (decrease) in net assets	(12,817,470)	104,119,857

Net Assets
Beginning of period	326,697,335	222,577,478
End of period (including accumulated net investment loss of $396,543 and accumulated net investment loss of $0, respectively)	$ 313,879,865	$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	.40	3.21	3.03	(5.79)	(1.30)
Total from investment operations	.37	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.90	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	2.95%	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.06% A	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03% A	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.47)% A	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,963	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	.40	3.19	3.01	(5.75)	(1.31)
Total from investment operations	.35	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.02)	(.79)
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 12.78	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	2.82%	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.36% A	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.36% A	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.34% A	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.77)% A	(.81)%	(.61)%	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,713	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.08)	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	.39	3.15	2.99	(5.71)	(1.29)
Total from investment operations	.31	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.56	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	2.53%	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.82% A	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.82% A	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.79% A	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.23)% A	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 773	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.08)	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	.39	3.14	3.00	(5.72)	(1.30)
Total from investment operations	.31	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.56	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	2.53%	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.82% A	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.82% A	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.80% A	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.24)% A	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,337	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Mid Cap Growth

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Income from Investment Operations
Net investment income (loss) D	(.01)	(.03)	- H	.06	(.02)	(.04)
Net realized and unrealized gain (loss)	.39	3.23	3.03	(5.81)	(1.29)	.15
Total from investment operations	.38	3.20	3.03	(5.75)	(1.31)	.11
Distributions from net investment income	-	-	-	(.06)	-	-
Distributions from net realized gain	-	- H	- H	-	(.79)	(.18)
Total distributions	-	- H	- H	(.06)	(.79)	(.18)
Redemption fees added to paid in capital D, H	-	-	-	-	-	-
Net asset value, end of period	$ 13.01	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Total Return B, C	3.01%	33.99%	47.37%	(47.09)%	(9.68)%	.80%
Ratios to Average Net Assets E, G
Expenses before reductions	.80% A	.79%	.70%	.69%	.83%	1.02%
Expenses net of fee waivers, if any	.80% A	.79%	.70%	.68%	.81%	1.00%
Expenses net of all reductions	.77% A	.78%	.67%	.67%	.81%	.99%
Net investment income (loss)	(.21)% A	(.26)%	(.05)%	.55%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,994	$ 306,238	$ 211,006	$ 137,633	$ 301,225	$ 441,312
Portfolio turnover rate F	191% A	143%	249%	220%	245%	178%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.01)	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	.40	3.24	3.04	(5.82)	(1.32)
Total from investment operations	.39	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.79)
Total distributions	-	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 13.03	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	3.09%	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.72% A	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.72% A	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.70% A	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.13)% A	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,100	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

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3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 33,647,195
Gross unrealized depreciation	(14,828,704)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,818,491

Tax cost	$ 299,818,525

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $312,231,372 and $319,464,350, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,144	$ 1,347
Class T	.25%	.25%	8,602	62
Class B	.75%	.25%	4,163	3,132
Class C	.75%	.25%	26,128	10,623
			$ 53,037	$ 15,164

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,504
Class T	1,655
Class B*	1,057
Class C*	1,519
$ 12,735

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Class A	$ 16,294.29
Class T	5,890.34
Class B	1,236.30
Class C	7,955.30
Mid Cap Growth	426,768.28
Institutional Class	1,020.20
	$ 459,163

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,132 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $512 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,341. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,656 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net realized gain
Mid Cap Growth	-	87,897
Institutional Class	-	166
Total	$ -	$ 88,063

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	214,180	583,869	$ 2,788,905	$ 6,535,650
Shares redeemed	(222,055)	(375,849)	(2,866,653)	(3,922,105)
Net increase (decrease)	(7,875)	208,020	$ (77,748)	$ 2,613,545
Class T
Shares sold	61,381	104,201	$ 790,786	$ 1,140,251
Shares redeemed	(28,493)	(71,459)	(366,838)	(756,606)
Net increase (decrease)	32,888	32,742	$ 423,948	$ 383,645
Class B
Shares sold	8,047	37,374	$ 101,694	$ 382,359
Shares redeemed	(12,834)	(85,747)	(161,273)	(903,867)
Net increase (decrease)	(4,787)	(48,373)	$ (59,579)	$ (521,508)
Class C
Shares sold	94,080	255,067	$ 1,194,851	$ 2,772,131
Shares redeemed	(65,154)	(78,775)	(801,148)	(836,250)
Net increase (decrease)	28,926	176,292	$ 393,703	$ 1,935,881
Mid Cap Growth
Shares sold	3,468,444	9,630,254	$ 45,245,995	$ 108,629,221
Reinvestment of distributions	-	8,231	-	86,426
Shares redeemed	(5,280,502)	(7,764,226)	(68,577,173)	(83,888,689)
Net increase (decrease)	(1,812,058)	1,874,259	$ (23,331,178)	$ 24,826,958
Institutional Class
Shares sold	27,769	66,364	$ 363,772	$ 728,116
Reinvestment of distributions	-	13	-	141
Shares redeemed	(9,724)	(30,561)	(126,108)	(336,681)
Net increase (decrease)	18,045	35,816	$ 237,664	$ 391,576

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Mid Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Mid Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

MCG-USAN-0911
1.900204.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Growth

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 1,029.50	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.36%
Actual		$ 1,000.00	$ 1,028.20	$ 6.84
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 6.81
Class B	1.82%
Actual		$ 1,000.00	$ 1,025.30	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Class C	1.82%
Actual		$ 1,000.00	$ 1,025.30	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Mid Cap Growth	.80%
Actual		$ 1,000.00	$ 1,030.10	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,030.90	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	4.0	3.8
Coach, Inc.	2.1	0.0
Porsche Automobil Holding SE (Germany)	2.0	1.0
Bumi PLC	1.9	0.4
Alexion Pharmaceuticals, Inc.	1.7	1.0
Hansen Natural Corp.	1.7	0.0
CVR Partners LP	1.6	0.0
Limited Brands, Inc.	1.6	0.0
Abercrombie & Fitch Co. Class A	1.6	0.0
Weight Watchers International, Inc.	1.6	0.0
	19.8
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.6	20.5
Energy	17.7	10.1
Consumer Discretionary	15.5	17.3
Health Care	15.4	12.2
Materials	11.9	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 95.8%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	15.5%	** Foreign investments	18.0%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Automobiles - 0.6%
Tesla Motors, Inc. (a)	71,900	$ 2,025,423
Distributors - 0.0%
Indiabulls Wholesale Services Ltd.	106,539	25,062
Diversified Consumer Services - 1.6%
Weight Watchers International, Inc.	63,000	4,862,970
Hotels, Restaurants & Leisure - 2.6%
Las Vegas Sands Corp. (a)	75,700	3,571,526
Panera Bread Co. Class A (a)	40,500	4,670,055
		8,241,581
Media - 1.0%
Discovery Communications, Inc. (a)	79,300	3,156,140
Specialty Retail - 4.6%
Abercrombie & Fitch Co. Class A	67,000	4,899,040
Body Central Corp.	38,600	829,514
Limited Brands, Inc.	133,000	5,035,380
Tractor Supply Co.	56,000	3,691,520
		14,455,454
Textiles, Apparel & Luxury Goods - 3.1%
Coach, Inc.	102,000	6,585,120
PVH Corp.	43,000	3,076,650
		9,661,770
TOTAL CONSUMER DISCRETIONARY		42,428,400
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Hansen Natural Corp. (a)	71,000	5,440,020
Heckmann Corp. (a)(d)	629,400	3,795,282
		9,235,302
Food & Staples Retailing - 0.5%
Whole Foods Market, Inc.	25,000	1,667,500
Food Products - 2.8%
Green Mountain Coffee Roasters, Inc. (a)	36,000	3,742,200
Mead Johnson Nutrition Co. Class A	47,700	3,404,349
Origin Agritech Ltd. (a)(d)	375,069	1,575,290
		8,721,839
TOTAL CONSUMER STAPLES		19,624,641
Common Stocks - continued
	Shares	Value
ENERGY - 17.7%
Energy Equipment & Services - 3.9%
Cameron International Corp. (a)	65,000	$ 3,636,100
Dresser-Rand Group, Inc. (a)	61,500	3,285,330
FMC Technologies, Inc. (a)	77,000	3,511,200
Rowan Companies, Inc. (a)	43,000	1,684,310
		12,116,940
Oil, Gas & Consumable Fuels - 13.8%
Alpha Natural Resources, Inc. (a)	35,500	1,516,205
Amyris, Inc. (d)	58,000	1,342,700
Bumi PLC	325,810	5,990,317
Cabot Oil & Gas Corp.	50,000	3,704,000
Concho Resources, Inc. (a)	35,900	3,359,522
Continental Resources, Inc. (a)	49,800	3,415,782
El Paso Corp.	166,000	3,411,300
EV Energy Partners LP	49,700	3,497,886
Oasis Petroleum, Inc. (a)	56,000	1,654,240
Peabody Energy Corp.	54,000	3,103,380
Plains Exploration & Production Co. (a)	86,000	3,354,860
QEP Resources, Inc.	86,000	3,769,380
Solazyme, Inc. (d)	42,100	961,985
Whiting Petroleum Corp. (a)	75,000	4,395,000
		43,476,557
TOTAL ENERGY		55,593,497
FINANCIALS - 3.7%
Real Estate Investment Trusts - 2.1%
Prologis, Inc.	93,000	3,313,590
SL Green Realty Corp.	40,000	3,280,800
		6,594,390
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	75,000	1,635,000
Indiabulls Real Estate Ltd. (a)	804,414	1,808,612
Jones Lang LaSalle, Inc.	19,000	1,617,280
		5,060,892
TOTAL FINANCIALS		11,655,282
HEALTH CARE - 15.4%
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	96,000	5,452,800
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Human Genome Sciences, Inc. (a)	42,000	$ 882,420
Idenix Pharmaceuticals, Inc. (a)	321,100	2,144,948
United Therapeutics Corp. (a)	40,400	2,318,152
Vertex Pharmaceuticals, Inc. (a)	62,000	3,215,320
		14,013,640
Health Care Equipment & Supplies - 6.5%
ArthroCare Corp. (a)	139,579	4,613,086
Cyberonics, Inc. (a)	174,187	4,727,435
Edwards Lifesciences Corp. (a)	38,600	2,754,110
NuVasive, Inc. (a)(d)	55,931	1,600,745
Volcano Corp. (a)	100,100	3,144,141
Zoll Medical Corp. (a)	54,000	3,761,640
		20,601,157
Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	81,200	3,110,772
Catalyst Health Solutions, Inc. (a)	52,500	3,440,325
		6,551,097
Health Care Technology - 1.2%
SXC Health Solutions Corp. (a)	58,500	3,702,632
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc. (a)	35,000	1,475,600
Sequenom, Inc. (a)	43,900	309,934
		1,785,534
Pharmaceuticals - 0.5%
Valeant Pharmaceuticals International, Inc. (Canada)	28,900	1,590,801
TOTAL HEALTH CARE		48,244,861
INDUSTRIALS - 10.7%
Building Products - 2.0%
Lennox International, Inc.	87,600	3,239,448
Owens Corning (a)	87,500	3,113,250
		6,352,698
Construction & Engineering - 1.0%
Fluor Corp.	50,000	3,176,500
Electrical Equipment - 1.9%
Cooper Industries PLC Class A	52,000	2,720,120
Roper Industries, Inc.	39,000	3,183,570
		5,903,690
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 5.0%
CNH Global NV (a)	91,900	$ 3,505,066
Dover Corp.	50,000	3,023,500
Ingersoll-Rand Co. Ltd.	83,900	3,139,538
Pall Corp.	58,000	2,875,640
WABCO Holdings, Inc. (a)	48,400	3,051,620
		15,595,364
Marine - 0.8%
Kirby Corp. (a)	41,900	2,443,608
TOTAL INDUSTRIALS		33,471,860
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 2.3%
Juniper Networks, Inc. (a)	64,200	1,501,638
Polycom, Inc. (a)	166,000	4,486,980
Riverbed Technology, Inc. (a)	46,000	1,316,980
		7,305,598
Computers & Peripherals - 1.0%
NetApp, Inc. (a)	65,900	3,131,568
Electronic Equipment & Components - 0.8%
Maxwell Technologies, Inc. (a)(d)	139,600	2,355,052
Internet Software & Services - 1.8%
Mail.ru Group Ltd. GDR (Reg. S)	22,300	796,556
Rackspace Hosting, Inc. (a)	78,561	3,142,440
Velti PLC (a)	104,400	1,723,644
		5,662,640
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	45,200	3,158,124
Semiconductors & Semiconductor Equipment - 1.1%
Ceva, Inc. (a)	64,500	1,949,190
Freescale Semiconductor Holdings I Ltd.	86,800	1,417,444
		3,366,634
Software - 10.6%
ANSYS, Inc. (a)	58,200	2,944,920
Ariba, Inc. (a)	53,000	1,752,710
Autodesk, Inc. (a)	90,000	3,096,000
Autonomy Corp. PLC (a)	107,300	2,960,975
Check Point Software Technologies Ltd. (a)	26,600	1,533,490
Citrix Systems, Inc. (a)	32,000	2,305,280
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Informatica Corp. (a)	60,100	$ 3,072,913
Intuit, Inc. (a)	67,000	3,128,900
Magma Design Automation, Inc. (a)	395,000	2,938,800
Nuance Communications, Inc. (a)	152,400	3,049,524
Rovi Corp. (a)	56,800	3,008,696
salesforce.com, Inc. (a)	25,000	3,617,750
		33,409,958
TOTAL INFORMATION TECHNOLOGY		58,389,574
MATERIALS - 11.9%
Chemicals - 7.8%
CF Industries Holdings, Inc.	79,900	12,410,070
CVR Partners LP	218,400	5,121,480
Monsanto Co.	45,000	3,306,600
The Mosaic Co.	51,000	3,606,720
		24,444,870
Metals & Mining - 4.1%
First Quantum Minerals Ltd.	25,500	3,535,409
Fortescue Metals Group Ltd.	235,000	1,629,133
Ivanhoe Mines Ltd. (a)	141,300	3,700,362
Vallares PLC	46,900	800,707
Walter Energy, Inc.	27,000	3,309,390
		12,975,001
TOTAL MATERIALS		37,419,871
TOTAL COMMON STOCKS (Cost $288,792,988)		306,827,986
Nonconvertible Preferred Stocks - 2.0%

CONSUMER DISCRETIONARY - 2.0%
Automobiles - 2.0%
Porsche Automobil Holding SE (Germany) (Cost $5,404,628)	81,525	6,288,032
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	1,139,598	$ 1,139,598
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	4,381,400	4,381,400
TOTAL MONEY MARKET FUNDS (Cost $5,520,998)		5,520,998
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $299,718,614)		318,637,016
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(4,757,151)
NET ASSETS - 100%		$ 313,879,865
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,925
Fidelity Securities Lending Cash Central Fund	22,341
Total	$ 25,266
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 48,716,432	$ 48,691,370	$ -	$ 25,062
Consumer Staples	19,624,641	19,624,641	-	-
Energy	55,593,497	55,593,497	-	-
Financials	11,655,282	11,655,282	-	-
Health Care	48,244,861	48,244,861	-	-
Industrials	33,471,860	33,471,860	-	-
Information Technology	58,389,574	58,389,574	-	-
Materials	37,419,871	37,419,871	-	-
Money Market Funds	5,520,998	5,520,998	-	-
Total Investments in Securities:	$ 318,637,016	$ 318,611,954	$ -	$ 25,062
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	36
Cost of Purchases	25,026
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 25,062
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 36

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.5%
Canada	4.0%
United Kingdom	3.1%
Germany	2.0%
Ireland	1.9%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $47,662,897 of which $16,995,306 and $30,667,591 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $4,264,086) - See accompanying schedule: Unaffiliated issuers (cost $294,197,616)	$ 313,116,018
Fidelity Central Funds (cost $5,520,998)	5,520,998
Total Investments (cost $299,718,614)		$ 318,637,016
Receivable for investments sold		3,613,628
Receivable for fund shares sold		371,929
Dividends receivable		7,034
Distributions receivable from Fidelity Central Funds		7,877
Other receivables		25,679
Total assets		322,663,163

Liabilities
Payable to custodian bank	$ 119,469
Payable for investments purchased	3,273,127
Payable for fund shares redeemed	770,877
Accrued management fee	114,925
Distribution and service plan fees payable	8,983
Other affiliated payables	84,206
Other payables and accrued expenses	30,311
Collateral on securities loaned, at value	4,381,400
Total liabilities		8,783,298

Net Assets		$ 313,879,865
Net Assets consist of:
Paid in capital		$ 311,626,107
Accumulated net investment loss		(396,543)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,268,099)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,918,400
Net Assets		$ 313,879,865

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,962,939 ÷ 850,049 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($3,713,369 ÷ 290,621 shares)	$ 12.78

Maximum offering price per share (100/96.50 of $12.78)	$ 13.24
Class B: Net Asset Value and offering price per share ($772,552 ÷ 61,525 shares)A	$ 12.56

Class C: Net Asset Value and offering price per share ($5,337,458 ÷ 424,896 shares)A	$ 12.56

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($291,993,620 ÷ 22,442,033 shares)	$ 13.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,099,927 ÷ 84,411 shares)	$ 13.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 906,764
Income from Fidelity Central Funds		25,266
Total income		932,030

Expenses
Management fee Basic fee	$ 917,077
Performance adjustment	(229,911)
Transfer agent fees	459,163
Distribution and service plan fees	53,037
Accounting and security lending fees	65,201
Custodian fees and expenses	14,267
Independent trustees' compensation	835
Registration fees	49,204
Audit	33,464
Legal	539
Miscellaneous	1,362
Total expenses before reductions	1,364,238
Expense reductions	(35,665)	1,328,573
Net investment income (loss)		(396,543)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,115,223
Foreign currency transactions	42,281
Total net realized gain (loss)		32,157,504
Change in net unrealized appreciation (depreciation) on: Investment securities	(22,172,903)
Assets and liabilities in foreign currencies	532
Total change in net unrealized appreciation (depreciation)		(22,172,371)
Net gain (loss)		9,985,133
Net increase (decrease) in net assets resulting from operations		$ 9,588,590

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (396,543)	$ (751,163)
Net realized gain (loss)	32,157,504	49,618,736
Change in net unrealized appreciation (depreciation)	(22,172,371)	25,698,331
Net increase (decrease) in net assets resulting from operations	9,588,590	74,565,904
Distributions to shareholders from net realized gain	-	(88,063)
Share transactions - net increase (decrease)	(22,413,190)	29,630,097
Redemption fees	7,130	11,919
Total increase (decrease) in net assets	(12,817,470)	104,119,857

Net Assets
Beginning of period	326,697,335	222,577,478
End of period (including accumulated net investment loss of $396,543 and accumulated net investment loss of $0, respectively)	$ 313,879,865	$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	.40	3.21	3.03	(5.79)	(1.30)
Total from investment operations	.37	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.90	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	2.95%	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.06% A	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03% A	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.47)% A	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,963	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	.40	3.19	3.01	(5.75)	(1.31)
Total from investment operations	.35	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.02)	(.79)
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 12.78	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	2.82%	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.36% A	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.36% A	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.34% A	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.77)% A	(.81)%	(.61)%	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,713	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.08)	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	.39	3.15	2.99	(5.71)	(1.29)
Total from investment operations	.31	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.56	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	2.53%	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.82% A	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.82% A	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.79% A	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.23)% A	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 773	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.08)	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	.39	3.14	3.00	(5.72)	(1.30)
Total from investment operations	.31	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.56	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	2.53%	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.82% A	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.82% A	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.80% A	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.24)% A	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,337	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Mid Cap Growth

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Income from Investment Operations
Net investment income (loss) D	(.01)	(.03)	- H	.06	(.02)	(.04)
Net realized and unrealized gain (loss)	.39	3.23	3.03	(5.81)	(1.29)	.15
Total from investment operations	.38	3.20	3.03	(5.75)	(1.31)	.11
Distributions from net investment income	-	-	-	(.06)	-	-
Distributions from net realized gain	-	- H	- H	-	(.79)	(.18)
Total distributions	-	- H	- H	(.06)	(.79)	(.18)
Redemption fees added to paid in capital D, H	-	-	-	-	-	-
Net asset value, end of period	$ 13.01	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Total Return B, C	3.01%	33.99%	47.37%	(47.09)%	(9.68)%	.80%
Ratios to Average Net Assets E, G
Expenses before reductions	.80% A	.79%	.70%	.69%	.83%	1.02%
Expenses net of fee waivers, if any	.80% A	.79%	.70%	.68%	.81%	1.00%
Expenses net of all reductions	.77% A	.78%	.67%	.67%	.81%	.99%
Net investment income (loss)	(.21)% A	(.26)%	(.05)%	.55%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,994	$ 306,238	$ 211,006	$ 137,633	$ 301,225	$ 441,312
Portfolio turnover rate F	191% A	143%	249%	220%	245%	178%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.01)	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	.40	3.24	3.04	(5.82)	(1.32)
Total from investment operations	.39	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.79)
Total distributions	-	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 13.03	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	3.09%	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.72% A	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.72% A	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.70% A	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.13)% A	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,100	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 33,647,195
Gross unrealized depreciation	(14,828,704)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,818,491

Tax cost	$ 299,818,525
Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried

Semiannual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $312,231,372 and $319,464,350, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,144	$ 1,347
Class T	.25%	.25%	8,602	62
Class B	.75%	.25%	4,163	3,132
Class C	.75%	.25%	26,128	10,623
			$ 53,037	$ 15,164

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,504
Class T	1,655
Class B*	1,057
Class C*	1,519
$ 12,735

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Semiannual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Class A	$ 16,294.29
Class T	5,890.34
Class B	1,236.30
Class C	7,955.30
Mid Cap Growth	426,768.28
Institutional Class	1,020.20
	$ 459,163

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,132 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $512 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,341. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,656 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net realized gain
Mid Cap Growth	-	87,897
Institutional Class	-	166
Total	$ -	$ 88,063

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	214,180	583,869	$ 2,788,905	$ 6,535,650
Shares redeemed	(222,055)	(375,849)	(2,866,653)	(3,922,105)
Net increase (decrease)	(7,875)	208,020	$ (77,748)	$ 2,613,545
Class T
Shares sold	61,381	104,201	$ 790,786	$ 1,140,251
Shares redeemed	(28,493)	(71,459)	(366,838)	(756,606)
Net increase (decrease)	32,888	32,742	$ 423,948	$ 383,645
Class B
Shares sold	8,047	37,374	$ 101,694	$ 382,359
Shares redeemed	(12,834)	(85,747)	(161,273)	(903,867)
Net increase (decrease)	(4,787)	(48,373)	$ (59,579)	$ (521,508)
Class C
Shares sold	94,080	255,067	$ 1,194,851	$ 2,772,131
Shares redeemed	(65,154)	(78,775)	(801,148)	(836,250)
Net increase (decrease)	28,926	176,292	$ 393,703	$ 1,935,881
Mid Cap Growth
Shares sold	3,468,444	9,630,254	$ 45,245,995	$ 108,629,221
Reinvestment of distributions	-	8,231	-	86,426
Shares redeemed	(5,280,502)	(7,764,226)	(68,577,173)	(83,888,689)
Net increase (decrease)	(1,812,058)	1,874,259	$ (23,331,178)	$ 24,826,958
Institutional Class
Shares sold	27,769	66,364	$ 363,772	$ 728,116
Reinvestment of distributions	-	13	-	141
Shares redeemed	(9,724)	(30,561)	(126,108)	(336,681)
Net increase (decrease)	18,045	35,816	$ 237,664	$ 391,576

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Mid Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Mid Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCG-USAN-0911
1.838428.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Growth

Fund - Institutional Class

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® Mid Cap Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 1,029.50	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.36%
Actual		$ 1,000.00	$ 1,028.20	$ 6.84
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 6.81
Class B	1.82%
Actual		$ 1,000.00	$ 1,025.30	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Class C	1.82%
Actual		$ 1,000.00	$ 1,025.30	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Mid Cap Growth	.80%
Actual		$ 1,000.00	$ 1,030.10	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,030.90	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	4.0	3.8
Coach, Inc.	2.1	0.0
Porsche Automobil Holding SE (Germany)	2.0	1.0
Bumi PLC	1.9	0.4
Alexion Pharmaceuticals, Inc.	1.7	1.0
Hansen Natural Corp.	1.7	0.0
CVR Partners LP	1.6	0.0
Limited Brands, Inc.	1.6	0.0
Abercrombie & Fitch Co. Class A	1.6	0.0
Weight Watchers International, Inc.	1.6	0.0
	19.8
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.6	20.5
Energy	17.7	10.1
Consumer Discretionary	15.5	17.3
Health Care	15.4	12.2
Materials	11.9	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 95.8%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	15.5%	** Foreign investments	18.0%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Automobiles - 0.6%
Tesla Motors, Inc. (a)	71,900	$ 2,025,423
Distributors - 0.0%
Indiabulls Wholesale Services Ltd.	106,539	25,062
Diversified Consumer Services - 1.6%
Weight Watchers International, Inc.	63,000	4,862,970
Hotels, Restaurants & Leisure - 2.6%
Las Vegas Sands Corp. (a)	75,700	3,571,526
Panera Bread Co. Class A (a)	40,500	4,670,055
		8,241,581
Media - 1.0%
Discovery Communications, Inc. (a)	79,300	3,156,140
Specialty Retail - 4.6%
Abercrombie & Fitch Co. Class A	67,000	4,899,040
Body Central Corp.	38,600	829,514
Limited Brands, Inc.	133,000	5,035,380
Tractor Supply Co.	56,000	3,691,520
		14,455,454
Textiles, Apparel & Luxury Goods - 3.1%
Coach, Inc.	102,000	6,585,120
PVH Corp.	43,000	3,076,650
		9,661,770
TOTAL CONSUMER DISCRETIONARY		42,428,400
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Hansen Natural Corp. (a)	71,000	5,440,020
Heckmann Corp. (a)(d)	629,400	3,795,282
		9,235,302
Food & Staples Retailing - 0.5%
Whole Foods Market, Inc.	25,000	1,667,500
Food Products - 2.8%
Green Mountain Coffee Roasters, Inc. (a)	36,000	3,742,200
Mead Johnson Nutrition Co. Class A	47,700	3,404,349
Origin Agritech Ltd. (a)(d)	375,069	1,575,290
		8,721,839
TOTAL CONSUMER STAPLES		19,624,641
Common Stocks - continued
	Shares	Value
ENERGY - 17.7%
Energy Equipment & Services - 3.9%
Cameron International Corp. (a)	65,000	$ 3,636,100
Dresser-Rand Group, Inc. (a)	61,500	3,285,330
FMC Technologies, Inc. (a)	77,000	3,511,200
Rowan Companies, Inc. (a)	43,000	1,684,310
		12,116,940
Oil, Gas & Consumable Fuels - 13.8%
Alpha Natural Resources, Inc. (a)	35,500	1,516,205
Amyris, Inc. (d)	58,000	1,342,700
Bumi PLC	325,810	5,990,317
Cabot Oil & Gas Corp.	50,000	3,704,000
Concho Resources, Inc. (a)	35,900	3,359,522
Continental Resources, Inc. (a)	49,800	3,415,782
El Paso Corp.	166,000	3,411,300
EV Energy Partners LP	49,700	3,497,886
Oasis Petroleum, Inc. (a)	56,000	1,654,240
Peabody Energy Corp.	54,000	3,103,380
Plains Exploration & Production Co. (a)	86,000	3,354,860
QEP Resources, Inc.	86,000	3,769,380
Solazyme, Inc. (d)	42,100	961,985
Whiting Petroleum Corp. (a)	75,000	4,395,000
		43,476,557
TOTAL ENERGY		55,593,497
FINANCIALS - 3.7%
Real Estate Investment Trusts - 2.1%
Prologis, Inc.	93,000	3,313,590
SL Green Realty Corp.	40,000	3,280,800
		6,594,390
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	75,000	1,635,000
Indiabulls Real Estate Ltd. (a)	804,414	1,808,612
Jones Lang LaSalle, Inc.	19,000	1,617,280
		5,060,892
TOTAL FINANCIALS		11,655,282
HEALTH CARE - 15.4%
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	96,000	5,452,800
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Human Genome Sciences, Inc. (a)	42,000	$ 882,420
Idenix Pharmaceuticals, Inc. (a)	321,100	2,144,948
United Therapeutics Corp. (a)	40,400	2,318,152
Vertex Pharmaceuticals, Inc. (a)	62,000	3,215,320
		14,013,640
Health Care Equipment & Supplies - 6.5%
ArthroCare Corp. (a)	139,579	4,613,086
Cyberonics, Inc. (a)	174,187	4,727,435
Edwards Lifesciences Corp. (a)	38,600	2,754,110
NuVasive, Inc. (a)(d)	55,931	1,600,745
Volcano Corp. (a)	100,100	3,144,141
Zoll Medical Corp. (a)	54,000	3,761,640
		20,601,157
Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	81,200	3,110,772
Catalyst Health Solutions, Inc. (a)	52,500	3,440,325
		6,551,097
Health Care Technology - 1.2%
SXC Health Solutions Corp. (a)	58,500	3,702,632
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc. (a)	35,000	1,475,600
Sequenom, Inc. (a)	43,900	309,934
		1,785,534
Pharmaceuticals - 0.5%
Valeant Pharmaceuticals International, Inc. (Canada)	28,900	1,590,801
TOTAL HEALTH CARE		48,244,861
INDUSTRIALS - 10.7%
Building Products - 2.0%
Lennox International, Inc.	87,600	3,239,448
Owens Corning (a)	87,500	3,113,250
		6,352,698
Construction & Engineering - 1.0%
Fluor Corp.	50,000	3,176,500
Electrical Equipment - 1.9%
Cooper Industries PLC Class A	52,000	2,720,120
Roper Industries, Inc.	39,000	3,183,570
		5,903,690
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 5.0%
CNH Global NV (a)	91,900	$ 3,505,066
Dover Corp.	50,000	3,023,500
Ingersoll-Rand Co. Ltd.	83,900	3,139,538
Pall Corp.	58,000	2,875,640
WABCO Holdings, Inc. (a)	48,400	3,051,620
		15,595,364
Marine - 0.8%
Kirby Corp. (a)	41,900	2,443,608
TOTAL INDUSTRIALS		33,471,860
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 2.3%
Juniper Networks, Inc. (a)	64,200	1,501,638
Polycom, Inc. (a)	166,000	4,486,980
Riverbed Technology, Inc. (a)	46,000	1,316,980
		7,305,598
Computers & Peripherals - 1.0%
NetApp, Inc. (a)	65,900	3,131,568
Electronic Equipment & Components - 0.8%
Maxwell Technologies, Inc. (a)(d)	139,600	2,355,052
Internet Software & Services - 1.8%
Mail.ru Group Ltd. GDR (Reg. S)	22,300	796,556
Rackspace Hosting, Inc. (a)	78,561	3,142,440
Velti PLC (a)	104,400	1,723,644
		5,662,640
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	45,200	3,158,124
Semiconductors & Semiconductor Equipment - 1.1%
Ceva, Inc. (a)	64,500	1,949,190
Freescale Semiconductor Holdings I Ltd.	86,800	1,417,444
		3,366,634
Software - 10.6%
ANSYS, Inc. (a)	58,200	2,944,920
Ariba, Inc. (a)	53,000	1,752,710
Autodesk, Inc. (a)	90,000	3,096,000
Autonomy Corp. PLC (a)	107,300	2,960,975
Check Point Software Technologies Ltd. (a)	26,600	1,533,490
Citrix Systems, Inc. (a)	32,000	2,305,280
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Informatica Corp. (a)	60,100	$ 3,072,913
Intuit, Inc. (a)	67,000	3,128,900
Magma Design Automation, Inc. (a)	395,000	2,938,800
Nuance Communications, Inc. (a)	152,400	3,049,524
Rovi Corp. (a)	56,800	3,008,696
salesforce.com, Inc. (a)	25,000	3,617,750
		33,409,958
TOTAL INFORMATION TECHNOLOGY		58,389,574
MATERIALS - 11.9%
Chemicals - 7.8%
CF Industries Holdings, Inc.	79,900	12,410,070
CVR Partners LP	218,400	5,121,480
Monsanto Co.	45,000	3,306,600
The Mosaic Co.	51,000	3,606,720
		24,444,870
Metals & Mining - 4.1%
First Quantum Minerals Ltd.	25,500	3,535,409
Fortescue Metals Group Ltd.	235,000	1,629,133
Ivanhoe Mines Ltd. (a)	141,300	3,700,362
Vallares PLC	46,900	800,707
Walter Energy, Inc.	27,000	3,309,390
		12,975,001
TOTAL MATERIALS		37,419,871
TOTAL COMMON STOCKS (Cost $288,792,988)		306,827,986
Nonconvertible Preferred Stocks - 2.0%

CONSUMER DISCRETIONARY - 2.0%
Automobiles - 2.0%
Porsche Automobil Holding SE (Germany) (Cost $5,404,628)	81,525	6,288,032
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	1,139,598	$ 1,139,598
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	4,381,400	4,381,400
TOTAL MONEY MARKET FUNDS (Cost $5,520,998)		5,520,998
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $299,718,614)		318,637,016
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(4,757,151)
NET ASSETS - 100%		$ 313,879,865
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,925
Fidelity Securities Lending Cash Central Fund	22,341
Total	$ 25,266
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 48,716,432	$ 48,691,370	$ -	$ 25,062
Consumer Staples	19,624,641	19,624,641	-	-
Energy	55,593,497	55,593,497	-	-
Financials	11,655,282	11,655,282	-	-
Health Care	48,244,861	48,244,861	-	-
Industrials	33,471,860	33,471,860	-	-
Information Technology	58,389,574	58,389,574	-	-
Materials	37,419,871	37,419,871	-	-
Money Market Funds	5,520,998	5,520,998	-	-
Total Investments in Securities:	$ 318,637,016	$ 318,611,954	$ -	$ 25,062
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	36
Cost of Purchases	25,026
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 25,062
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 36

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.5%
Canada	4.0%
United Kingdom	3.1%
Germany	2.0%
Ireland	1.9%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $47,662,897 of which $16,995,306 and $30,667,591 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $4,264,086) - See accompanying schedule: Unaffiliated issuers (cost $294,197,616)	$ 313,116,018
Fidelity Central Funds (cost $5,520,998)	5,520,998
Total Investments (cost $299,718,614)		$ 318,637,016
Receivable for investments sold		3,613,628
Receivable for fund shares sold		371,929
Dividends receivable		7,034
Distributions receivable from Fidelity Central Funds		7,877
Other receivables		25,679
Total assets		322,663,163

Liabilities
Payable to custodian bank	$ 119,469
Payable for investments purchased	3,273,127
Payable for fund shares redeemed	770,877
Accrued management fee	114,925
Distribution and service plan fees payable	8,983
Other affiliated payables	84,206
Other payables and accrued expenses	30,311
Collateral on securities loaned, at value	4,381,400
Total liabilities		8,783,298

Net Assets		$ 313,879,865
Net Assets consist of:
Paid in capital		$ 311,626,107
Accumulated net investment loss		(396,543)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,268,099)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,918,400
Net Assets		$ 313,879,865

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,962,939 ÷ 850,049 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($3,713,369 ÷ 290,621 shares)	$ 12.78

Maximum offering price per share (100/96.50 of $12.78)	$ 13.24
Class B: Net Asset Value and offering price per share ($772,552 ÷ 61,525 shares)A	$ 12.56

Class C: Net Asset Value and offering price per share ($5,337,458 ÷ 424,896 shares)A	$ 12.56

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($291,993,620 ÷ 22,442,033 shares)	$ 13.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,099,927 ÷ 84,411 shares)	$ 13.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 906,764
Income from Fidelity Central Funds		25,266
Total income		932,030

Expenses
Management fee Basic fee	$ 917,077
Performance adjustment	(229,911)
Transfer agent fees	459,163
Distribution and service plan fees	53,037
Accounting and security lending fees	65,201
Custodian fees and expenses	14,267
Independent trustees' compensation	835
Registration fees	49,204
Audit	33,464
Legal	539
Miscellaneous	1,362
Total expenses before reductions	1,364,238
Expense reductions	(35,665)	1,328,573
Net investment income (loss)		(396,543)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,115,223
Foreign currency transactions	42,281
Total net realized gain (loss)		32,157,504
Change in net unrealized appreciation (depreciation) on: Investment securities	(22,172,903)
Assets and liabilities in foreign currencies	532
Total change in net unrealized appreciation (depreciation)		(22,172,371)
Net gain (loss)		9,985,133
Net increase (decrease) in net assets resulting from operations		$ 9,588,590

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (396,543)	$ (751,163)
Net realized gain (loss)	32,157,504	49,618,736
Change in net unrealized appreciation (depreciation)	(22,172,371)	25,698,331
Net increase (decrease) in net assets resulting from operations	9,588,590	74,565,904
Distributions to shareholders from net realized gain	-	(88,063)
Share transactions - net increase (decrease)	(22,413,190)	29,630,097
Redemption fees	7,130	11,919
Total increase (decrease) in net assets	(12,817,470)	104,119,857

Net Assets
Beginning of period	326,697,335	222,577,478
End of period (including accumulated net investment loss of $396,543 and accumulated net investment loss of $0, respectively)	$ 313,879,865	$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	.40	3.21	3.03	(5.79)	(1.30)
Total from investment operations	.37	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.90	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	2.95%	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.06% A	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.06% A	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03% A	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.47)% A	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,963	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	.40	3.19	3.01	(5.75)	(1.31)
Total from investment operations	.35	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.02)	(.79)
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 12.78	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	2.82%	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.36% A	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.36% A	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.34% A	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.77)% A	(.81)%	(.61)%	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,713	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.08)	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	.39	3.15	2.99	(5.71)	(1.29)
Total from investment operations	.31	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.56	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	2.53%	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.82% A	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.82% A	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.79% A	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.23)% A	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 773	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.08)	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	.39	3.14	3.00	(5.72)	(1.30)
Total from investment operations	.31	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 12.56	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	2.53%	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.82% A	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.82% A	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.80% A	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.24)% A	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,337	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Mid Cap Growth

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Income from Investment Operations
Net investment income (loss) D	(.01)	(.03)	- H	.06	(.02)	(.04)
Net realized and unrealized gain (loss)	.39	3.23	3.03	(5.81)	(1.29)	.15
Total from investment operations	.38	3.20	3.03	(5.75)	(1.31)	.11
Distributions from net investment income	-	-	-	(.06)	-	-
Distributions from net realized gain	-	- H	- H	-	(.79)	(.18)
Total distributions	-	- H	- H	(.06)	(.79)	(.18)
Redemption fees added to paid in capital D, H	-	-	-	-	-	-
Net asset value, end of period	$ 13.01	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Total Return B, C	3.01%	33.99%	47.37%	(47.09)%	(9.68)%	.80%
Ratios to Average Net Assets E, G
Expenses before reductions	.80% A	.79%	.70%	.69%	.83%	1.02%
Expenses net of fee waivers, if any	.80% A	.79%	.70%	.68%	.81%	1.00%
Expenses net of all reductions	.77% A	.78%	.67%	.67%	.81%	.99%
Net investment income (loss)	(.21)% A	(.26)%	(.05)%	.55%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,994	$ 306,238	$ 211,006	$ 137,633	$ 301,225	$ 441,312
Portfolio turnover rate F	191% A	143%	249%	220%	245%	178%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.01)	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	.40	3.24	3.04	(5.82)	(1.32)
Total from investment operations	.39	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.79)
Total distributions	-	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 13.03	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	3.09%	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.72% A	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.72% A	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.70% A	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.13)% A	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,100	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	191% A	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 33,647,195
Gross unrealized depreciation	(14,828,704)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,818,491

Tax cost	$ 299,818,525

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried

Semiannual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $312,231,372 and $319,464,350, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,144	$ 1,347
Class T	.25%	.25%	8,602	62
Class B	.75%	.25%	4,163	3,132
Class C	.75%	.25%	26,128	10,623
			$ 53,037	$ 15,164

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,504
Class T	1,655
Class B*	1,057
Class C*	1,519
$ 12,735

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Semiannual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Class A	$ 16,294.29
Class T	5,890.34
Class B	1,236.30
Class C	7,955.30
Mid Cap Growth	426,768.28
Institutional Class	1,020.20
	$ 459,163

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,132 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $512 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,341. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,656 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net realized gain
Mid Cap Growth	-	87,897
Institutional Class	-	166
Total	$ -	$ 88,063

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	214,180	583,869	$ 2,788,905	$ 6,535,650
Shares redeemed	(222,055)	(375,849)	(2,866,653)	(3,922,105)
Net increase (decrease)	(7,875)	208,020	$ (77,748)	$ 2,613,545
Class T
Shares sold	61,381	104,201	$ 790,786	$ 1,140,251
Shares redeemed	(28,493)	(71,459)	(366,838)	(756,606)
Net increase (decrease)	32,888	32,742	$ 423,948	$ 383,645
Class B
Shares sold	8,047	37,374	$ 101,694	$ 382,359
Shares redeemed	(12,834)	(85,747)	(161,273)	(903,867)
Net increase (decrease)	(4,787)	(48,373)	$ (59,579)	$ (521,508)
Class C
Shares sold	94,080	255,067	$ 1,194,851	$ 2,772,131
Shares redeemed	(65,154)	(78,775)	(801,148)	(836,250)
Net increase (decrease)	28,926	176,292	$ 393,703	$ 1,935,881
Mid Cap Growth
Shares sold	3,468,444	9,630,254	$ 45,245,995	$ 108,629,221
Reinvestment of distributions	-	8,231	-	86,426
Shares redeemed	(5,280,502)	(7,764,226)	(68,577,173)	(83,888,689)
Net increase (decrease)	(1,812,058)	1,874,259	$ (23,331,178)	$ 24,826,958
Institutional Class
Shares sold	27,769	66,364	$ 363,772	$ 728,116
Reinvestment of distributions	-	13	-	141
Shares redeemed	(9,724)	(30,561)	(126,108)	(336,681)
Net increase (decrease)	18,045	35,816	$ 237,664	$ 391,576

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Mid Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the second quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Fidelity Mid Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCGI-USAN-0911
1.838421.102

Fidelity®

Mid Cap Value

Fund

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Semiannual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.18%
Actual		$ 1,000.00	$ 994.40	$ 5.84
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.44%
Actual		$ 1,000.00	$ 993.20	$ 7.12
Hypothetical A		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.93%
Actual		$ 1,000.00	$ 990.60	$ 9.53
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 990.60	$ 9.53
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Mid Cap Value	.88%
Actual		$ 1,000.00	$ 995.70	$ 4.35
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.91%
Actual		$ 1,000.00	$ 995.70	$ 4.50
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Aon Corp.	1.7	0.0
Valero Energy Corp.	1.7	0.0
Ameriprise Financial, Inc.	1.7	0.0
Edison International	1.6	1.2
Discover Financial Services	1.6	1.5
Sempra Energy	1.6	1.1
VF Corp.	1.5	0.0
Lorillard, Inc.	1.5	0.0
Lincoln National Corp.	1.4	1.4
SunTrust Banks, Inc.	1.4	1.8
	15.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.9	29.3
Utilities	12.0	11.3
Consumer Discretionary	11.2	10.4
Industrials	10.2	10.8
Information Technology	8.6	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	2.1%	** Foreign investments	8.6%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.2%
TRW Automotive Holdings Corp. (a)	164,800	$ 8,317,456
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	144,100	3,461,282
Household Durables - 0.6%
Jarden Corp.	133,700	4,143,363
Media - 2.3%
CBS Corp. Class B	119,900	3,281,663
DISH Network Corp. Class A (a)	191,600	5,677,108
Liberty Media Corp. Starz Series A (a)	83,900	6,440,164
		15,398,935
Multiline Retail - 1.1%
Macy's, Inc.	244,900	7,070,263
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. (a)	59,500	3,480,155
Best Buy Co., Inc.	227,925	6,290,730
Foot Locker, Inc.	333,900	7,255,647
GameStop Corp. Class A (a)(d)	270,400	6,376,032
Guess?, Inc.	84,400	3,217,328
		26,619,892
Textiles, Apparel & Luxury Goods - 1.5%
VF Corp.	87,900	10,266,720
TOTAL CONSUMER DISCRETIONARY		75,277,911
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Coca-Cola Enterprises, Inc.	147,900	4,157,469
Constellation Brands, Inc. Class A (sub. vtg.) (a)	228,100	4,650,959
Dr Pepper Snapple Group, Inc.	128,000	4,833,280
Molson Coors Brewing Co. Class B	122,900	5,536,645
		19,178,353
Food Products - 1.8%
Dean Foods Co. (a)	354,200	3,903,284
The J.M. Smucker Co.	103,500	8,064,720
		11,968,004
Tobacco - 1.5%
Lorillard, Inc.	96,500	10,250,230
TOTAL CONSUMER STAPLES		41,396,587
Common Stocks - continued
	Shares	Value
ENERGY - 7.9%
Energy Equipment & Services - 1.5%
Helmerich & Payne, Inc.	98,000	$ 6,766,900
Superior Energy Services, Inc. (a)	85,000	3,526,650
		10,293,550
Oil, Gas & Consumable Fuels - 6.4%
Hess Corp.	95,400	6,540,624
Marathon Oil Corp.	107,600	3,332,372
Murphy Oil Corp.	105,200	6,755,944
Stone Energy Corp. (a)	205,600	6,673,776
Tesoro Corp. (a)	323,600	7,860,244
Valero Energy Corp.	453,000	11,379,360
		42,542,320
TOTAL ENERGY		52,835,870
FINANCIALS - 30.9%
Capital Markets - 1.7%
Ameriprise Financial, Inc.	209,700	11,344,770
Commercial Banks - 6.2%
Comerica, Inc.	222,800	7,136,284
KeyCorp	1,161,700	9,340,068
Regions Financial Corp.	1,314,900	8,007,741
SunTrust Banks, Inc.	395,800	9,693,142
SVB Financial Group (a)	61,400	3,746,628
Webster Financial Corp.	172,100	3,514,282
		41,438,145
Consumer Finance - 3.0%
Discover Financial Services	431,000	11,037,910
SLM Corp.	601,900	9,383,621
		20,421,531
Insurance - 9.8%
Aon Corp.	237,400	11,423,687
CNO Financial Group, Inc. (a)	703,500	5,170,725
Delphi Financial Group, Inc. Class A	242,000	6,514,640
Genworth Financial, Inc. Class A (a)	785,600	6,536,192
Hartford Financial Services Group, Inc.	371,600	8,702,872
Lincoln National Corp.	366,200	9,704,300
Reinsurance Group of America, Inc.	140,500	8,178,505
Unum Group	381,500	9,304,785
		65,535,706
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 9.1%
American Capital Agency Corp.	166,900	$ 4,659,848
AvalonBay Communities, Inc.	54,000	7,246,260
Camden Property Trust (SBI)	107,100	7,183,197
Douglas Emmett, Inc.	308,500	6,170,000
Prologis, Inc.	245,000	8,729,350
Public Storage	48,600	5,814,018
Rayonier, Inc.	56,200	3,622,090
SL Green Realty Corp.	108,500	8,899,170
The Macerich Co.	98,000	5,206,740
Ventas, Inc.	66,600	3,605,058
		61,135,731
Real Estate Management & Development - 1.1%
Forest City Enterprises, Inc. Class A (a)	421,200	7,585,812
TOTAL FINANCIALS		207,461,695
HEALTH CARE - 7.2%
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	1,243,700	8,904,892
CareFusion Corp. (a)	181,600	4,792,424
The Cooper Companies, Inc.	76,400	5,843,836
		19,541,152
Health Care Providers & Services - 2.5%
Health Net, Inc. (a)	145,700	4,097,084
Humana, Inc.	123,200	9,188,256
McKesson Corp.	43,000	3,488,160
		16,773,500
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc. (a)	83,200	4,999,488
Pharmaceuticals - 1.0%
Watson Pharmaceuticals, Inc. (a)	101,800	6,833,834
TOTAL HEALTH CARE		48,147,974
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.4%
Goodrich Corp.	96,300	9,161,982
Airlines - 0.5%
United Continental Holdings, Inc. (a)	184,300	3,339,516
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.8%
Republic Services, Inc.	305,900	$ 8,880,277
Steelcase, Inc. Class A	315,497	3,132,885
		12,013,162
Construction & Engineering - 1.2%
KBR, Inc.	230,100	8,203,065
Electrical Equipment - 1.8%
General Cable Corp. (a)(d)	168,315	6,693,888
Roper Industries, Inc.	62,300	5,085,549
		11,779,437
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	93,300	4,033,359
Machinery - 2.3%
Ingersoll-Rand Co. Ltd.	179,500	6,716,890
Navistar International Corp. (a)	75,500	3,873,905
Pall Corp.	96,800	4,799,344
		15,390,139
Professional Services - 0.6%
Towers Watson & Co.	71,300	4,359,995
TOTAL INDUSTRIALS		68,280,655
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 0.8%
Motorola Solutions, Inc.	114,300	5,130,927
Computers & Peripherals - 2.4%
SanDisk Corp. (a)	170,000	7,230,100
Western Digital Corp. (a)	267,200	9,207,712
		16,437,812
Electronic Equipment & Components - 1.0%
Jabil Circuit, Inc.	359,000	6,573,290
IT Services - 1.9%
Alliance Data Systems Corp. (a)(d)	57,200	5,625,048
Amdocs Ltd. (a)	229,900	7,248,747
		12,873,795
Office Electronics - 1.2%
Xerox Corp.	838,600	7,824,138
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.3%
GT Solar International, Inc. (a)(d)	227,700	$ 3,105,828
Novellus Systems, Inc. (a)	179,200	5,562,368
		8,668,196
TOTAL INFORMATION TECHNOLOGY		57,508,158
MATERIALS - 5.0%
Chemicals - 2.8%
Ashland, Inc.	83,500	5,113,540
CF Industries Holdings, Inc.	25,700	3,991,724
Georgia Gulf Corp. (a)	148,100	2,967,924
Praxair, Inc.	33,300	3,451,212
Westlake Chemical Corp.	73,500	3,803,625
		19,328,025
Containers & Packaging - 1.3%
Ball Corp.	89,600	3,476,480
Rock-Tenn Co. Class A	84,100	5,168,786
		8,645,266
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	128,100	6,021,981
TOTAL MATERIALS		33,995,272
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
MetroPCS Communications, Inc. (a)	204,900	3,335,772
UTILITIES - 12.0%
Electric Utilities - 3.6%
Edison International	290,400	11,055,528
El Paso Electric Co.	72,028	2,409,337
Great Plains Energy, Inc.	299,200	6,034,864
NV Energy, Inc.	310,700	4,610,788
		24,110,517
Gas Utilities - 1.5%
ONEOK, Inc.	80,500	5,859,595
UGI Corp.	149,200	4,520,760
		10,380,355
Independent Power Producers & Energy Traders - 1.4%
The AES Corp. (a)	753,100	9,270,661
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 4.8%
Alliant Energy Corp.	209,400	$ 8,252,454
CenterPoint Energy, Inc.	406,100	7,951,438
OGE Energy Corp.	101,300	5,069,052
Sempra Energy	214,500	10,873,005
		32,145,949
Water Utilities - 0.7%
American Water Works Co., Inc.	178,300	4,992,400
TOTAL UTILITIES		80,899,882
TOTAL COMMON STOCKS (Cost $652,492,755)		669,139,776
Money Market Funds - 2.2%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $14,562,357)	14,562,357	14,562,357
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $667,055,112)		683,702,133
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(12,876,598)
NET ASSETS - 100%		$ 670,825,535
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,164
Fidelity Securities Lending Cash Central Fund	17,767
Total	$ 20,931
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $130,979,078 of which $45,778,985 and $85,200,093 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $14,148,753) - See accompanying schedule: Unaffiliated issuers (cost $652,492,755)	$ 669,139,776
Fidelity Central Funds (cost $14,562,357)	14,562,357
Total Investments (cost $667,055,112)		$ 683,702,133
Receivable for investments sold		4,695,852
Receivable for fund shares sold		622,381
Dividends receivable		325,609
Distributions receivable from Fidelity Central Funds		951
Other receivables		23,014
Total assets		689,369,940

Liabilities
Payable to custodian bank	$ 671,599
Payable for investments purchased	348,751
Payable for fund shares redeemed	2,424,772
Accrued management fee	315,685
Distribution and service plan fees payable	14,492
Other affiliated payables	175,643
Other payables and accrued expenses	31,106
Collateral on securities loaned, at value	14,562,357
Total liabilities		18,544,405

Net Assets		$ 670,825,535
Net Assets consist of:
Paid in capital		$ 694,775,841
Undistributed net investment income		969,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,566,822)
Net unrealized appreciation (depreciation) on investments		16,647,021
Net Assets		$ 670,825,535

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,389,645 ÷ 1,268,709 shares)	$ 16.07

Maximum offering price per share (100/94.25 of $16.07)	$ 17.05
Class T: Net Asset Value and redemption price per share ($6,868,455 ÷ 428,447 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($1,560,833 ÷ 98,238 shares)A	$ 15.89

Class C: Net Asset Value and offering price per share ($5,721,082 ÷ 361,489 shares)A	$ 15.83

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($632,570,482 ÷ 39,067,375 shares)	$ 16.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,715,038 ÷ 230,304 shares)	$ 16.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 4,752,742
Interest		21
Income from Fidelity Central Funds		20,931
Total income		4,773,694

Expenses
Management fee Basic fee	$ 2,017,262
Performance adjustment	15,139
Transfer agent fees	941,929
Distribution and service plan fees	86,768
Accounting and security lending fees	129,278
Custodian fees and expenses	15,897
Independent trustees' compensation	1,837
Registration fees	54,537
Audit	25,364
Legal	1,179
Miscellaneous	3,826
Total expenses before reductions	3,293,016
Expense reductions	(32,313)	3,260,703
Net investment income (loss)		1,512,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,243,270
Foreign currency transactions	(138)
Total net realized gain (loss)		91,243,132
Change in net unrealized appreciation (depreciation) on investment securities		(95,254,372)
Net gain (loss)		(4,011,240)
Net increase (decrease) in net assets resulting from operations		$ (2,498,249)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,512,991	$ 1,552,041
Net realized gain (loss)	91,243,132	100,225,944
Change in net unrealized appreciation (depreciation)	(95,254,372)	59,481,106
Net increase (decrease) in net assets resulting from operations	(2,498,249)	161,259,091
Distributions to shareholders from net investment income	-	(2,444,386)
Share transactions - net increase (decrease)	(34,178,491)	57,906,539
Redemption fees	15,533	31,710
Total increase (decrease) in net assets	(36,661,207)	216,752,954

Net Assets
Beginning of period	707,486,742	490,733,788
End of period (including undistributed net investment income of $969,495 and distributions in excess of net investment income of $543,496, respectively)	$ 670,825,535	$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.01	- J	.07	.09	.03
Net realized and unrealized gain (loss)	(.10)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	(.09)	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	-	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	-	- J	(.77)
Total distributions	-	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 16.07	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B,C,D	(.56)%	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.18% A	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.18% A	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.17% A	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.15% A	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,390	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start%-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	(.10)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	(.11)	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	-	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total ReturnB,C,D	(.68)%	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.44% A	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.44% A	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.43% A	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	(.11)% A	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,868	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rateG	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	(.10)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	(.15)	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 15.89	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total ReturnB,C,D	(.94)%	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.93% A	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.93% A	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.92% A	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.60)% A	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,561	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rateG	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	(.10)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	(.15)	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total ReturnB,C,D	(.94)%	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93% A	1.93%	1.96%	1.86%	1.90%A
Expenses net of fee waivers, if any	1.93%A	1.93%	1.96%	1.86%	1.90%A
Expenses net of all reductions	1.92%A	1.92%	1.95%	1.86%	1.90%A
Net investment income (loss)	(.60)%A	(.73)%	(.13)%	(.03)%	(.60)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,721	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Mid Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Income from Investment Operations
Net investment income (loss)D	.04	.04	.09	.13	.08	.09
Net realized and unrealized gain (loss)	(.11)	3.87	3.86	(6.49)	(1.34)	1.98
Total from investment operations	(.07)	3.91	3.95	(6.36)	(1.26)	2.07
Distributions from net investment income	-	(.06)	(.11)	(.16)	(.06)	(.09)
Distributions from net realized gain	-	-	-	-H	(.77)	(.45)
Total distributions	-	(.06)	(.11)	(.16)	(.83)	(.54)
Redemption fees added to paid in capital D,H	-	-	-	-	-	-
Net asset value, end of period	$ 16.19	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Total Return B,C	(.43)%	31.51%	46.06%	(42.19)%	(7.67)%	13.48%
Ratios to Average Net AssetsE,G
Expenses before reductions	.88% A	.91%	.95%	.85%	.83%	.84%
Expenses net of fee waivers, if any	.88% A	.91%	.95%	.84%	.82%	.84%
Expenses net of all reductions	.87% A	.90%	.94%	.84%	.82%	.84%
Net investment income (loss)	.44% A	.28%	.88%	.99%	.47%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 632,570	$ 666,277	$ 469,476	$ 358,380	$ 737,234	$ 678,794
Portfolio turnover rate F	185% A	133%	202%	268%	264%	187%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.04	.04	.10	.12	.07
Net realized and unrealized gain (loss)	(.11)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	(.07)	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	-	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 16.13	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B,C	(.43)%	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91% A	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.91% A	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.90% A	.92%	.95%	.87%	.88% A
Net investment income (loss)	.42% A	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,715	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC web site or upon request.

Semiannual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,553,277
Gross unrealized depreciation	(24,590,091)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,963,186
Tax cost	$ 668,738,947

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2011.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $668,555,382 and $701,566,167, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Semiannual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,117	$ 1,355
Class T	.25%	.25%	17,738	188
Class B	.75%	.25%	8,728	6,567
Class C	.75%	.25%	30,185	11,398
			$ 86,768	$ 19,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,778
Class T	1,719
Class B*	1,476
Class C*	539
$ 14,512

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Class A	$ 36,660.30
Class T	11,049.31
Class B	2,630.30
Class C	9,130.30
Mid Cap Value	876,838.26
Institutional Class	5,622.28
	$ 941,929

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,221 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Semiannual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,767. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,311 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net investment income
Class A	$ -	$ 48,967
Mid Cap Value	-	2,383,138
Institutional Class	-	12,281
Total	$ -	$ 2,444,386

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	272,875	979,279	$ 4,571,689	$ 13,831,042
Reinvestment of distributions	-	2,902	-	45,422
Shares redeemed	(464,820)	(383,036)	(7,795,586)	(5,416,268)
Net increase (decrease)	(191,945)	599,145	$ (3,223,897)	$ 8,460,196
Class T
Shares sold	99,878	277,811	$ 1,681,558	$ 3,916,314
Shares redeemed	(104,597)	(169,622)	(1,738,554)	(2,442,521)
Net increase (decrease)	(4,719)	108,189	$ (56,996)	$ 1,473,793
Class B
Shares sold	7,750	68,215	$ 128,457	$ 957,007
Shares redeemed	(21,304)	(50,071)	(352,808)	(730,358)
Net increase (decrease)	(13,554)	18,144	$ (224,351)	$ 226,649
Class C
Shares sold	76,857	223,953	$ 1,273,532	$ 3,145,394
Shares redeemed	(47,665)	(78,488)	(768,600)	(1,108,959)
Net increase (decrease)	29,192	145,465	$ 504,932	$ 2,036,435
Mid Cap Value
Shares sold	4,656,475	14,676,423	$ 78,622,089	$ 210,466,358
Reinvestment of distributions	-	146,967	-	2,313,260
Shares redeemed	(6,565,595)	(11,678,158)	(110,039,713)	(166,435,604)
Net increase (decrease)	(1,909,120)	3,145,232	$ (31,417,624)	$ 46,344,014
Institutional Class
Shares sold	75,114	152,312	$ 1,263,440	$ 2,150,351
Reinvestment of distributions	-	744	-	11,662
Shares redeemed	(61,258)	(192,350)	(1,023,995)	(2,796,561)
Net increase (decrease)	13,856	(39,294)	$ 239,445	$ (634,548)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Mid Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Mid Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Semiannual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Semiannual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

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(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

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Boston, MA

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Citibank, N.A.
New York, NY

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MCV-USAN-0911
1.900182.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Semiannual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.18%
Actual		$ 1,000.00	$ 994.40	$ 5.84
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.44%
Actual		$ 1,000.00	$ 993.20	$ 7.12
Hypothetical A		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.93%
Actual		$ 1,000.00	$ 990.60	$ 9.53
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 990.60	$ 9.53
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Mid Cap Value	.88%
Actual		$ 1,000.00	$ 995.70	$ 4.35
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.91%
Actual		$ 1,000.00	$ 995.70	$ 4.50
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Aon Corp.	1.7	0.0
Valero Energy Corp.	1.7	0.0
Ameriprise Financial, Inc.	1.7	0.0
Edison International	1.6	1.2
Discover Financial Services	1.6	1.5
Sempra Energy	1.6	1.1
VF Corp.	1.5	0.0
Lorillard, Inc.	1.5	0.0
Lincoln National Corp.	1.4	1.4
SunTrust Banks, Inc.	1.4	1.8
	15.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.9	29.3
Utilities	12.0	11.3
Consumer Discretionary	11.2	10.4
Industrials	10.2	10.8
Information Technology	8.6	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	2.1%	** Foreign investments	8.6%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.2%
TRW Automotive Holdings Corp. (a)	164,800	$ 8,317,456
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	144,100	3,461,282
Household Durables - 0.6%
Jarden Corp.	133,700	4,143,363
Media - 2.3%
CBS Corp. Class B	119,900	3,281,663
DISH Network Corp. Class A (a)	191,600	5,677,108
Liberty Media Corp. Starz Series A (a)	83,900	6,440,164
		15,398,935
Multiline Retail - 1.1%
Macy's, Inc.	244,900	7,070,263
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. (a)	59,500	3,480,155
Best Buy Co., Inc.	227,925	6,290,730
Foot Locker, Inc.	333,900	7,255,647
GameStop Corp. Class A (a)(d)	270,400	6,376,032
Guess?, Inc.	84,400	3,217,328
		26,619,892
Textiles, Apparel & Luxury Goods - 1.5%
VF Corp.	87,900	10,266,720
TOTAL CONSUMER DISCRETIONARY		75,277,911
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Coca-Cola Enterprises, Inc.	147,900	4,157,469
Constellation Brands, Inc. Class A (sub. vtg.) (a)	228,100	4,650,959
Dr Pepper Snapple Group, Inc.	128,000	4,833,280
Molson Coors Brewing Co. Class B	122,900	5,536,645
		19,178,353
Food Products - 1.8%
Dean Foods Co. (a)	354,200	3,903,284
The J.M. Smucker Co.	103,500	8,064,720
		11,968,004
Tobacco - 1.5%
Lorillard, Inc.	96,500	10,250,230
TOTAL CONSUMER STAPLES		41,396,587
Common Stocks - continued
	Shares	Value
ENERGY - 7.9%
Energy Equipment & Services - 1.5%
Helmerich & Payne, Inc.	98,000	$ 6,766,900
Superior Energy Services, Inc. (a)	85,000	3,526,650
		10,293,550
Oil, Gas & Consumable Fuels - 6.4%
Hess Corp.	95,400	6,540,624
Marathon Oil Corp.	107,600	3,332,372
Murphy Oil Corp.	105,200	6,755,944
Stone Energy Corp. (a)	205,600	6,673,776
Tesoro Corp. (a)	323,600	7,860,244
Valero Energy Corp.	453,000	11,379,360
		42,542,320
TOTAL ENERGY		52,835,870
FINANCIALS - 30.9%
Capital Markets - 1.7%
Ameriprise Financial, Inc.	209,700	11,344,770
Commercial Banks - 6.2%
Comerica, Inc.	222,800	7,136,284
KeyCorp	1,161,700	9,340,068
Regions Financial Corp.	1,314,900	8,007,741
SunTrust Banks, Inc.	395,800	9,693,142
SVB Financial Group (a)	61,400	3,746,628
Webster Financial Corp.	172,100	3,514,282
		41,438,145
Consumer Finance - 3.0%
Discover Financial Services	431,000	11,037,910
SLM Corp.	601,900	9,383,621
		20,421,531
Insurance - 9.8%
Aon Corp.	237,400	11,423,687
CNO Financial Group, Inc. (a)	703,500	5,170,725
Delphi Financial Group, Inc. Class A	242,000	6,514,640
Genworth Financial, Inc. Class A (a)	785,600	6,536,192
Hartford Financial Services Group, Inc.	371,600	8,702,872
Lincoln National Corp.	366,200	9,704,300
Reinsurance Group of America, Inc.	140,500	8,178,505
Unum Group	381,500	9,304,785
		65,535,706
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 9.1%
American Capital Agency Corp.	166,900	$ 4,659,848
AvalonBay Communities, Inc.	54,000	7,246,260
Camden Property Trust (SBI)	107,100	7,183,197
Douglas Emmett, Inc.	308,500	6,170,000
Prologis, Inc.	245,000	8,729,350
Public Storage	48,600	5,814,018
Rayonier, Inc.	56,200	3,622,090
SL Green Realty Corp.	108,500	8,899,170
The Macerich Co.	98,000	5,206,740
Ventas, Inc.	66,600	3,605,058
		61,135,731
Real Estate Management & Development - 1.1%
Forest City Enterprises, Inc. Class A (a)	421,200	7,585,812
TOTAL FINANCIALS		207,461,695
HEALTH CARE - 7.2%
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	1,243,700	8,904,892
CareFusion Corp. (a)	181,600	4,792,424
The Cooper Companies, Inc.	76,400	5,843,836
		19,541,152
Health Care Providers & Services - 2.5%
Health Net, Inc. (a)	145,700	4,097,084
Humana, Inc.	123,200	9,188,256
McKesson Corp.	43,000	3,488,160
		16,773,500
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc. (a)	83,200	4,999,488
Pharmaceuticals - 1.0%
Watson Pharmaceuticals, Inc. (a)	101,800	6,833,834
TOTAL HEALTH CARE		48,147,974
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.4%
Goodrich Corp.	96,300	9,161,982
Airlines - 0.5%
United Continental Holdings, Inc. (a)	184,300	3,339,516
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.8%
Republic Services, Inc.	305,900	$ 8,880,277
Steelcase, Inc. Class A	315,497	3,132,885
		12,013,162
Construction & Engineering - 1.2%
KBR, Inc.	230,100	8,203,065
Electrical Equipment - 1.8%
General Cable Corp. (a)(d)	168,315	6,693,888
Roper Industries, Inc.	62,300	5,085,549
		11,779,437
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	93,300	4,033,359
Machinery - 2.3%
Ingersoll-Rand Co. Ltd.	179,500	6,716,890
Navistar International Corp. (a)	75,500	3,873,905
Pall Corp.	96,800	4,799,344
		15,390,139
Professional Services - 0.6%
Towers Watson & Co.	71,300	4,359,995
TOTAL INDUSTRIALS		68,280,655
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 0.8%
Motorola Solutions, Inc.	114,300	5,130,927
Computers & Peripherals - 2.4%
SanDisk Corp. (a)	170,000	7,230,100
Western Digital Corp. (a)	267,200	9,207,712
		16,437,812
Electronic Equipment & Components - 1.0%
Jabil Circuit, Inc.	359,000	6,573,290
IT Services - 1.9%
Alliance Data Systems Corp. (a)(d)	57,200	5,625,048
Amdocs Ltd. (a)	229,900	7,248,747
		12,873,795
Office Electronics - 1.2%
Xerox Corp.	838,600	7,824,138
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.3%
GT Solar International, Inc. (a)(d)	227,700	$ 3,105,828
Novellus Systems, Inc. (a)	179,200	5,562,368
		8,668,196
TOTAL INFORMATION TECHNOLOGY		57,508,158
MATERIALS - 5.0%
Chemicals - 2.8%
Ashland, Inc.	83,500	5,113,540
CF Industries Holdings, Inc.	25,700	3,991,724
Georgia Gulf Corp. (a)	148,100	2,967,924
Praxair, Inc.	33,300	3,451,212
Westlake Chemical Corp.	73,500	3,803,625
		19,328,025
Containers & Packaging - 1.3%
Ball Corp.	89,600	3,476,480
Rock-Tenn Co. Class A	84,100	5,168,786
		8,645,266
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	128,100	6,021,981
TOTAL MATERIALS		33,995,272
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
MetroPCS Communications, Inc. (a)	204,900	3,335,772
UTILITIES - 12.0%
Electric Utilities - 3.6%
Edison International	290,400	11,055,528
El Paso Electric Co.	72,028	2,409,337
Great Plains Energy, Inc.	299,200	6,034,864
NV Energy, Inc.	310,700	4,610,788
		24,110,517
Gas Utilities - 1.5%
ONEOK, Inc.	80,500	5,859,595
UGI Corp.	149,200	4,520,760
		10,380,355
Independent Power Producers & Energy Traders - 1.4%
The AES Corp. (a)	753,100	9,270,661
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 4.8%
Alliant Energy Corp.	209,400	$ 8,252,454
CenterPoint Energy, Inc.	406,100	7,951,438
OGE Energy Corp.	101,300	5,069,052
Sempra Energy	214,500	10,873,005
		32,145,949
Water Utilities - 0.7%
American Water Works Co., Inc.	178,300	4,992,400
TOTAL UTILITIES		80,899,882
TOTAL COMMON STOCKS (Cost $652,492,755)		669,139,776
Money Market Funds - 2.2%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $14,562,357)	14,562,357	14,562,357
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $667,055,112)		683,702,133
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(12,876,598)
NET ASSETS - 100%		$ 670,825,535
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,164
Fidelity Securities Lending Cash Central Fund	17,767
Total	$ 20,931
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $130,979,078 of which $45,778,985 and $85,200,093 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $14,148,753) - See accompanying schedule: Unaffiliated issuers (cost $652,492,755)	$ 669,139,776
Fidelity Central Funds (cost $14,562,357)	14,562,357
Total Investments (cost $667,055,112)		$ 683,702,133
Receivable for investments sold		4,695,852
Receivable for fund shares sold		622,381
Dividends receivable		325,609
Distributions receivable from Fidelity Central Funds		951
Other receivables		23,014
Total assets		689,369,940

Liabilities
Payable to custodian bank	$ 671,599
Payable for investments purchased	348,751
Payable for fund shares redeemed	2,424,772
Accrued management fee	315,685
Distribution and service plan fees payable	14,492
Other affiliated payables	175,643
Other payables and accrued expenses	31,106
Collateral on securities loaned, at value	14,562,357
Total liabilities		18,544,405

Net Assets		$ 670,825,535
Net Assets consist of:
Paid in capital		$ 694,775,841
Undistributed net investment income		969,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,566,822)
Net unrealized appreciation (depreciation) on investments		16,647,021
Net Assets		$ 670,825,535

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,389,645 ÷ 1,268,709 shares)	$ 16.07

Maximum offering price per share (100/94.25 of $16.07)	$ 17.05
Class T: Net Asset Value and redemption price per share ($6,868,455 ÷ 428,447 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($1,560,833 ÷ 98,238 shares)A	$ 15.89

Class C: Net Asset Value and offering price per share ($5,721,082 ÷ 361,489 shares)A	$ 15.83

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($632,570,482 ÷ 39,067,375 shares)	$ 16.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,715,038 ÷ 230,304 shares)	$ 16.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 4,752,742
Interest		21
Income from Fidelity Central Funds		20,931
Total income		4,773,694

Expenses
Management fee Basic fee	$ 2,017,262
Performance adjustment	15,139
Transfer agent fees	941,929
Distribution and service plan fees	86,768
Accounting and security lending fees	129,278
Custodian fees and expenses	15,897
Independent trustees' compensation	1,837
Registration fees	54,537
Audit	25,364
Legal	1,179
Miscellaneous	3,826
Total expenses before reductions	3,293,016
Expense reductions	(32,313)	3,260,703
Net investment income (loss)		1,512,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,243,270
Foreign currency transactions	(138)
Total net realized gain (loss)		91,243,132
Change in net unrealized appreciation (depreciation) on investment securities		(95,254,372)
Net gain (loss)		(4,011,240)
Net increase (decrease) in net assets resulting from operations		$ (2,498,249)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,512,991	$ 1,552,041
Net realized gain (loss)	91,243,132	100,225,944
Change in net unrealized appreciation (depreciation)	(95,254,372)	59,481,106
Net increase (decrease) in net assets resulting from operations	(2,498,249)	161,259,091
Distributions to shareholders from net investment income	-	(2,444,386)
Share transactions - net increase (decrease)	(34,178,491)	57,906,539
Redemption fees	15,533	31,710
Total increase (decrease) in net assets	(36,661,207)	216,752,954

Net Assets
Beginning of period	707,486,742	490,733,788
End of period (including undistributed net investment income of $969,495 and distributions in excess of net investment income of $543,496, respectively)	$ 670,825,535	$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.01	- J	.07	.09	.03
Net realized and unrealized gain (loss)	(.10)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	(.09)	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	-	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	-	- J	(.77)
Total distributions	-	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 16.07	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B,C,D	(.56)%	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.18% A	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.18% A	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.17% A	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.15% A	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,390	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start%-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	(.10)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	(.11)	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	-	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total ReturnB,C,D	(.68)%	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.44% A	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.44% A	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.43% A	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	(.11)% A	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,868	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rateG	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	(.10)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	(.15)	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 15.89	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total ReturnB,C,D	(.94)%	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.93% A	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.93% A	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.92% A	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.60)% A	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,561	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rateG	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	(.10)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	(.15)	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total ReturnB,C,D	(.94)%	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93% A	1.93%	1.96%	1.86%	1.90%A
Expenses net of fee waivers, if any	1.93%A	1.93%	1.96%	1.86%	1.90%A
Expenses net of all reductions	1.92%A	1.92%	1.95%	1.86%	1.90%A
Net investment income (loss)	(.60)%A	(.73)%	(.13)%	(.03)%	(.60)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,721	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Mid Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Income from Investment Operations
Net investment income (loss)D	.04	.04	.09	.13	.08	.09
Net realized and unrealized gain (loss)	(.11)	3.87	3.86	(6.49)	(1.34)	1.98
Total from investment operations	(.07)	3.91	3.95	(6.36)	(1.26)	2.07
Distributions from net investment income	-	(.06)	(.11)	(.16)	(.06)	(.09)
Distributions from net realized gain	-	-	-	-H	(.77)	(.45)
Total distributions	-	(.06)	(.11)	(.16)	(.83)	(.54)
Redemption fees added to paid in capital D,H	-	-	-	-	-	-
Net asset value, end of period	$ 16.19	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Total Return B,C	(.43)%	31.51%	46.06%	(42.19)%	(7.67)%	13.48%
Ratios to Average Net AssetsE,G
Expenses before reductions	.88% A	.91%	.95%	.85%	.83%	.84%
Expenses net of fee waivers, if any	.88% A	.91%	.95%	.84%	.82%	.84%
Expenses net of all reductions	.87% A	.90%	.94%	.84%	.82%	.84%
Net investment income (loss)	.44% A	.28%	.88%	.99%	.47%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 632,570	$ 666,277	$ 469,476	$ 358,380	$ 737,234	$ 678,794
Portfolio turnover rate F	185% A	133%	202%	268%	264%	187%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.04	.04	.10	.12	.07
Net realized and unrealized gain (loss)	(.11)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	(.07)	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	-	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 16.13	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B,C	(.43)%	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91% A	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.91% A	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.90% A	.92%	.95%	.87%	.88% A
Net investment income (loss)	.42% A	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,715	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC web site or upon request.

Semiannual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,553,277
Gross unrealized depreciation	(24,590,091)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,963,186
Tax cost	$ 668,738,947

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2011.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $668,555,382 and $701,566,167, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Semiannual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,117	$ 1,355
Class T	.25%	.25%	17,738	188
Class B	.75%	.25%	8,728	6,567
Class C	.75%	.25%	30,185	11,398
			$ 86,768	$ 19,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,778
Class T	1,719
Class B*	1,476
Class C*	539
$ 14,512

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Class A	$ 36,660.30
Class T	11,049.31
Class B	2,630.30
Class C	9,130.30
Mid Cap Value	876,838.26
Institutional Class	5,622.28
	$ 941,929

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,221 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Semiannual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,767. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,311 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net investment income
Class A	$ -	$ 48,967
Mid Cap Value	-	2,383,138
Institutional Class	-	12,281
Total	$ -	$ 2,444,386

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	272,875	979,279	$ 4,571,689	$ 13,831,042
Reinvestment of distributions	-	2,902	-	45,422
Shares redeemed	(464,820)	(383,036)	(7,795,586)	(5,416,268)
Net increase (decrease)	(191,945)	599,145	$ (3,223,897)	$ 8,460,196
Class T
Shares sold	99,878	277,811	$ 1,681,558	$ 3,916,314
Shares redeemed	(104,597)	(169,622)	(1,738,554)	(2,442,521)
Net increase (decrease)	(4,719)	108,189	$ (56,996)	$ 1,473,793
Class B
Shares sold	7,750	68,215	$ 128,457	$ 957,007
Shares redeemed	(21,304)	(50,071)	(352,808)	(730,358)
Net increase (decrease)	(13,554)	18,144	$ (224,351)	$ 226,649
Class C
Shares sold	76,857	223,953	$ 1,273,532	$ 3,145,394
Shares redeemed	(47,665)	(78,488)	(768,600)	(1,108,959)
Net increase (decrease)	29,192	145,465	$ 504,932	$ 2,036,435
Mid Cap Value
Shares sold	4,656,475	14,676,423	$ 78,622,089	$ 210,466,358
Reinvestment of distributions	-	146,967	-	2,313,260
Shares redeemed	(6,565,595)	(11,678,158)	(110,039,713)	(166,435,604)
Net increase (decrease)	(1,909,120)	3,145,232	$ (31,417,624)	$ 46,344,014
Institutional Class
Shares sold	75,114	152,312	$ 1,263,440	$ 2,150,351
Reinvestment of distributions	-	744	-	11,662
Shares redeemed	(61,258)	(192,350)	(1,023,995)	(2,796,561)
Net increase (decrease)	13,856	(39,294)	$ 239,445	$ (634,548)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Mid Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Mid Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Semiannual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCV-USAN-0911
1.838442.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Institutional Class

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Semiannual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.18%
Actual		$ 1,000.00	$ 994.40	$ 5.84
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.44%
Actual		$ 1,000.00	$ 993.20	$ 7.12
Hypothetical A		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.93%
Actual		$ 1,000.00	$ 990.60	$ 9.53
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 990.60	$ 9.53
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Mid Cap Value	.88%
Actual		$ 1,000.00	$ 995.70	$ 4.35
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.91%
Actual		$ 1,000.00	$ 995.70	$ 4.50
Hypothetical A		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Aon Corp.	1.7	0.0
Valero Energy Corp.	1.7	0.0
Ameriprise Financial, Inc.	1.7	0.0
Edison International	1.6	1.2
Discover Financial Services	1.6	1.5
Sempra Energy	1.6	1.1
VF Corp.	1.5	0.0
Lorillard, Inc.	1.5	0.0
Lincoln National Corp.	1.4	1.4
SunTrust Banks, Inc.	1.4	1.8
	15.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.9	29.3
Utilities	12.0	11.3
Consumer Discretionary	11.2	10.4
Industrials	10.2	10.8
Information Technology	8.6	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	2.1%	** Foreign investments	8.6%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.2%
TRW Automotive Holdings Corp. (a)	164,800	$ 8,317,456
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	144,100	3,461,282
Household Durables - 0.6%
Jarden Corp.	133,700	4,143,363
Media - 2.3%
CBS Corp. Class B	119,900	3,281,663
DISH Network Corp. Class A (a)	191,600	5,677,108
Liberty Media Corp. Starz Series A (a)	83,900	6,440,164
		15,398,935
Multiline Retail - 1.1%
Macy's, Inc.	244,900	7,070,263
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. (a)	59,500	3,480,155
Best Buy Co., Inc.	227,925	6,290,730
Foot Locker, Inc.	333,900	7,255,647
GameStop Corp. Class A (a)(d)	270,400	6,376,032
Guess?, Inc.	84,400	3,217,328
		26,619,892
Textiles, Apparel & Luxury Goods - 1.5%
VF Corp.	87,900	10,266,720
TOTAL CONSUMER DISCRETIONARY		75,277,911
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Coca-Cola Enterprises, Inc.	147,900	4,157,469
Constellation Brands, Inc. Class A (sub. vtg.) (a)	228,100	4,650,959
Dr Pepper Snapple Group, Inc.	128,000	4,833,280
Molson Coors Brewing Co. Class B	122,900	5,536,645
		19,178,353
Food Products - 1.8%
Dean Foods Co. (a)	354,200	3,903,284
The J.M. Smucker Co.	103,500	8,064,720
		11,968,004
Tobacco - 1.5%
Lorillard, Inc.	96,500	10,250,230
TOTAL CONSUMER STAPLES		41,396,587
Common Stocks - continued
	Shares	Value
ENERGY - 7.9%
Energy Equipment & Services - 1.5%
Helmerich & Payne, Inc.	98,000	$ 6,766,900
Superior Energy Services, Inc. (a)	85,000	3,526,650
		10,293,550
Oil, Gas & Consumable Fuels - 6.4%
Hess Corp.	95,400	6,540,624
Marathon Oil Corp.	107,600	3,332,372
Murphy Oil Corp.	105,200	6,755,944
Stone Energy Corp. (a)	205,600	6,673,776
Tesoro Corp. (a)	323,600	7,860,244
Valero Energy Corp.	453,000	11,379,360
		42,542,320
TOTAL ENERGY		52,835,870
FINANCIALS - 30.9%
Capital Markets - 1.7%
Ameriprise Financial, Inc.	209,700	11,344,770
Commercial Banks - 6.2%
Comerica, Inc.	222,800	7,136,284
KeyCorp	1,161,700	9,340,068
Regions Financial Corp.	1,314,900	8,007,741
SunTrust Banks, Inc.	395,800	9,693,142
SVB Financial Group (a)	61,400	3,746,628
Webster Financial Corp.	172,100	3,514,282
		41,438,145
Consumer Finance - 3.0%
Discover Financial Services	431,000	11,037,910
SLM Corp.	601,900	9,383,621
		20,421,531
Insurance - 9.8%
Aon Corp.	237,400	11,423,687
CNO Financial Group, Inc. (a)	703,500	5,170,725
Delphi Financial Group, Inc. Class A	242,000	6,514,640
Genworth Financial, Inc. Class A (a)	785,600	6,536,192
Hartford Financial Services Group, Inc.	371,600	8,702,872
Lincoln National Corp.	366,200	9,704,300
Reinsurance Group of America, Inc.	140,500	8,178,505
Unum Group	381,500	9,304,785
		65,535,706
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 9.1%
American Capital Agency Corp.	166,900	$ 4,659,848
AvalonBay Communities, Inc.	54,000	7,246,260
Camden Property Trust (SBI)	107,100	7,183,197
Douglas Emmett, Inc.	308,500	6,170,000
Prologis, Inc.	245,000	8,729,350
Public Storage	48,600	5,814,018
Rayonier, Inc.	56,200	3,622,090
SL Green Realty Corp.	108,500	8,899,170
The Macerich Co.	98,000	5,206,740
Ventas, Inc.	66,600	3,605,058
		61,135,731
Real Estate Management & Development - 1.1%
Forest City Enterprises, Inc. Class A (a)	421,200	7,585,812
TOTAL FINANCIALS		207,461,695
HEALTH CARE - 7.2%
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	1,243,700	8,904,892
CareFusion Corp. (a)	181,600	4,792,424
The Cooper Companies, Inc.	76,400	5,843,836
		19,541,152
Health Care Providers & Services - 2.5%
Health Net, Inc. (a)	145,700	4,097,084
Humana, Inc.	123,200	9,188,256
McKesson Corp.	43,000	3,488,160
		16,773,500
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc. (a)	83,200	4,999,488
Pharmaceuticals - 1.0%
Watson Pharmaceuticals, Inc. (a)	101,800	6,833,834
TOTAL HEALTH CARE		48,147,974
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.4%
Goodrich Corp.	96,300	9,161,982
Airlines - 0.5%
United Continental Holdings, Inc. (a)	184,300	3,339,516
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.8%
Republic Services, Inc.	305,900	$ 8,880,277
Steelcase, Inc. Class A	315,497	3,132,885
		12,013,162
Construction & Engineering - 1.2%
KBR, Inc.	230,100	8,203,065
Electrical Equipment - 1.8%
General Cable Corp. (a)(d)	168,315	6,693,888
Roper Industries, Inc.	62,300	5,085,549
		11,779,437
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	93,300	4,033,359
Machinery - 2.3%
Ingersoll-Rand Co. Ltd.	179,500	6,716,890
Navistar International Corp. (a)	75,500	3,873,905
Pall Corp.	96,800	4,799,344
		15,390,139
Professional Services - 0.6%
Towers Watson & Co.	71,300	4,359,995
TOTAL INDUSTRIALS		68,280,655
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 0.8%
Motorola Solutions, Inc.	114,300	5,130,927
Computers & Peripherals - 2.4%
SanDisk Corp. (a)	170,000	7,230,100
Western Digital Corp. (a)	267,200	9,207,712
		16,437,812
Electronic Equipment & Components - 1.0%
Jabil Circuit, Inc.	359,000	6,573,290
IT Services - 1.9%
Alliance Data Systems Corp. (a)(d)	57,200	5,625,048
Amdocs Ltd. (a)	229,900	7,248,747
		12,873,795
Office Electronics - 1.2%
Xerox Corp.	838,600	7,824,138
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.3%
GT Solar International, Inc. (a)(d)	227,700	$ 3,105,828
Novellus Systems, Inc. (a)	179,200	5,562,368
		8,668,196
TOTAL INFORMATION TECHNOLOGY		57,508,158
MATERIALS - 5.0%
Chemicals - 2.8%
Ashland, Inc.	83,500	5,113,540
CF Industries Holdings, Inc.	25,700	3,991,724
Georgia Gulf Corp. (a)	148,100	2,967,924
Praxair, Inc.	33,300	3,451,212
Westlake Chemical Corp.	73,500	3,803,625
		19,328,025
Containers & Packaging - 1.3%
Ball Corp.	89,600	3,476,480
Rock-Tenn Co. Class A	84,100	5,168,786
		8,645,266
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	128,100	6,021,981
TOTAL MATERIALS		33,995,272
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
MetroPCS Communications, Inc. (a)	204,900	3,335,772
UTILITIES - 12.0%
Electric Utilities - 3.6%
Edison International	290,400	11,055,528
El Paso Electric Co.	72,028	2,409,337
Great Plains Energy, Inc.	299,200	6,034,864
NV Energy, Inc.	310,700	4,610,788
		24,110,517
Gas Utilities - 1.5%
ONEOK, Inc.	80,500	5,859,595
UGI Corp.	149,200	4,520,760
		10,380,355
Independent Power Producers & Energy Traders - 1.4%
The AES Corp. (a)	753,100	9,270,661
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 4.8%
Alliant Energy Corp.	209,400	$ 8,252,454
CenterPoint Energy, Inc.	406,100	7,951,438
OGE Energy Corp.	101,300	5,069,052
Sempra Energy	214,500	10,873,005
		32,145,949
Water Utilities - 0.7%
American Water Works Co., Inc.	178,300	4,992,400
TOTAL UTILITIES		80,899,882
TOTAL COMMON STOCKS (Cost $652,492,755)		669,139,776
Money Market Funds - 2.2%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $14,562,357)	14,562,357	14,562,357
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $667,055,112)		683,702,133
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(12,876,598)
NET ASSETS - 100%		$ 670,825,535
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,164
Fidelity Securities Lending Cash Central Fund	17,767
Total	$ 20,931
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $130,979,078 of which $45,778,985 and $85,200,093 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $14,148,753) - See accompanying schedule: Unaffiliated issuers (cost $652,492,755)	$ 669,139,776
Fidelity Central Funds (cost $14,562,357)	14,562,357
Total Investments (cost $667,055,112)		$ 683,702,133
Receivable for investments sold		4,695,852
Receivable for fund shares sold		622,381
Dividends receivable		325,609
Distributions receivable from Fidelity Central Funds		951
Other receivables		23,014
Total assets		689,369,940

Liabilities
Payable to custodian bank	$ 671,599
Payable for investments purchased	348,751
Payable for fund shares redeemed	2,424,772
Accrued management fee	315,685
Distribution and service plan fees payable	14,492
Other affiliated payables	175,643
Other payables and accrued expenses	31,106
Collateral on securities loaned, at value	14,562,357
Total liabilities		18,544,405

Net Assets		$ 670,825,535
Net Assets consist of:
Paid in capital		$ 694,775,841
Undistributed net investment income		969,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,566,822)
Net unrealized appreciation (depreciation) on investments		16,647,021
Net Assets		$ 670,825,535

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,389,645 ÷ 1,268,709 shares)	$ 16.07

Maximum offering price per share (100/94.25 of $16.07)	$ 17.05
Class T: Net Asset Value and redemption price per share ($6,868,455 ÷ 428,447 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($1,560,833 ÷ 98,238 shares)A	$ 15.89

Class C: Net Asset Value and offering price per share ($5,721,082 ÷ 361,489 shares)A	$ 15.83

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($632,570,482 ÷ 39,067,375 shares)	$ 16.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,715,038 ÷ 230,304 shares)	$ 16.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 4,752,742
Interest		21
Income from Fidelity Central Funds		20,931
Total income		4,773,694

Expenses
Management fee Basic fee	$ 2,017,262
Performance adjustment	15,139
Transfer agent fees	941,929
Distribution and service plan fees	86,768
Accounting and security lending fees	129,278
Custodian fees and expenses	15,897
Independent trustees' compensation	1,837
Registration fees	54,537
Audit	25,364
Legal	1,179
Miscellaneous	3,826
Total expenses before reductions	3,293,016
Expense reductions	(32,313)	3,260,703
Net investment income (loss)		1,512,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,243,270
Foreign currency transactions	(138)
Total net realized gain (loss)		91,243,132
Change in net unrealized appreciation (depreciation) on investment securities		(95,254,372)
Net gain (loss)		(4,011,240)
Net increase (decrease) in net assets resulting from operations		$ (2,498,249)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,512,991	$ 1,552,041
Net realized gain (loss)	91,243,132	100,225,944
Change in net unrealized appreciation (depreciation)	(95,254,372)	59,481,106
Net increase (decrease) in net assets resulting from operations	(2,498,249)	161,259,091
Distributions to shareholders from net investment income	-	(2,444,386)
Share transactions - net increase (decrease)	(34,178,491)	57,906,539
Redemption fees	15,533	31,710
Total increase (decrease) in net assets	(36,661,207)	216,752,954

Net Assets
Beginning of period	707,486,742	490,733,788
End of period (including undistributed net investment income of $969,495 and distributions in excess of net investment income of $543,496, respectively)	$ 670,825,535	$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.01	- J	.07	.09	.03
Net realized and unrealized gain (loss)	(.10)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	(.09)	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	-	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	-	- J	(.77)
Total distributions	-	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 16.07	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B,C,D	(.56)%	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.18% A	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.18% A	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.17% A	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.15% A	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,390	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start%-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	(.10)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	(.11)	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	-	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total ReturnB,C,D	(.68)%	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.44% A	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.44% A	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.43% A	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	(.11)% A	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,868	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rateG	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	(.10)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	(.15)	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 15.89	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total ReturnB,C,D	(.94)%	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.93% A	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.93% A	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.92% A	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.60)% A	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,561	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rateG	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	(.10)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	(.15)	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total ReturnB,C,D	(.94)%	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.93% A	1.93%	1.96%	1.86%	1.90%A
Expenses net of fee waivers, if any	1.93%A	1.93%	1.96%	1.86%	1.90%A
Expenses net of all reductions	1.92%A	1.92%	1.95%	1.86%	1.90%A
Net investment income (loss)	(.60)%A	(.73)%	(.13)%	(.03)%	(.60)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,721	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Mid Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Income from Investment Operations
Net investment income (loss)D	.04	.04	.09	.13	.08	.09
Net realized and unrealized gain (loss)	(.11)	3.87	3.86	(6.49)	(1.34)	1.98
Total from investment operations	(.07)	3.91	3.95	(6.36)	(1.26)	2.07
Distributions from net investment income	-	(.06)	(.11)	(.16)	(.06)	(.09)
Distributions from net realized gain	-	-	-	-H	(.77)	(.45)
Total distributions	-	(.06)	(.11)	(.16)	(.83)	(.54)
Redemption fees added to paid in capital D,H	-	-	-	-	-	-
Net asset value, end of period	$ 16.19	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Total Return B,C	(.43)%	31.51%	46.06%	(42.19)%	(7.67)%	13.48%
Ratios to Average Net AssetsE,G
Expenses before reductions	.88% A	.91%	.95%	.85%	.83%	.84%
Expenses net of fee waivers, if any	.88% A	.91%	.95%	.84%	.82%	.84%
Expenses net of all reductions	.87% A	.90%	.94%	.84%	.82%	.84%
Net investment income (loss)	.44% A	.28%	.88%	.99%	.47%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 632,570	$ 666,277	$ 469,476	$ 358,380	$ 737,234	$ 678,794
Portfolio turnover rate F	185% A	133%	202%	268%	264%	187%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.04	.04	.10	.12	.07
Net realized and unrealized gain (loss)	(.11)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	(.07)	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	-	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 16.13	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B,C	(.43)%	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E,H
Expenses before reductions	.91% A	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.91% A	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.90% A	.92%	.95%	.87%	.88% A
Net investment income (loss)	.42% A	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,715	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	185% A	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC web site or upon request.

Semiannual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,553,277
Gross unrealized depreciation	(24,590,091)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,963,186
Tax cost	$ 668,738,947

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2011.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $668,555,382 and $701,566,167, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Semiannual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,117	$ 1,355
Class T	.25%	.25%	17,738	188
Class B	.75%	.25%	8,728	6,567
Class C	.75%	.25%	30,185	11,398
			$ 86,768	$ 19,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,778
Class T	1,719
Class B*	1,476
Class C*	539
$ 14,512

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets*
Class A	$ 36,660.30
Class T	11,049.31
Class B	2,630.30
Class C	9,130.30
Mid Cap Value	876,838.26
Institutional Class	5,622.28
	$ 941,929

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,221 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Semiannual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,767. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,311 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
From net investment income
Class A	$ -	$ 48,967
Mid Cap Value	-	2,383,138
Institutional Class	-	12,281
Total	$ -	$ 2,444,386

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Class A
Shares sold	272,875	979,279	$ 4,571,689	$ 13,831,042
Reinvestment of distributions	-	2,902	-	45,422
Shares redeemed	(464,820)	(383,036)	(7,795,586)	(5,416,268)
Net increase (decrease)	(191,945)	599,145	$ (3,223,897)	$ 8,460,196
Class T
Shares sold	99,878	277,811	$ 1,681,558	$ 3,916,314
Shares redeemed	(104,597)	(169,622)	(1,738,554)	(2,442,521)
Net increase (decrease)	(4,719)	108,189	$ (56,996)	$ 1,473,793
Class B
Shares sold	7,750	68,215	$ 128,457	$ 957,007
Shares redeemed	(21,304)	(50,071)	(352,808)	(730,358)
Net increase (decrease)	(13,554)	18,144	$ (224,351)	$ 226,649
Class C
Shares sold	76,857	223,953	$ 1,273,532	$ 3,145,394
Shares redeemed	(47,665)	(78,488)	(768,600)	(1,108,959)
Net increase (decrease)	29,192	145,465	$ 504,932	$ 2,036,435
Mid Cap Value
Shares sold	4,656,475	14,676,423	$ 78,622,089	$ 210,466,358
Reinvestment of distributions	-	146,967	-	2,313,260
Shares redeemed	(6,565,595)	(11,678,158)	(110,039,713)	(166,435,604)
Net increase (decrease)	(1,909,120)	3,145,232	$ (31,417,624)	$ 46,344,014
Institutional Class
Shares sold	75,114	152,312	$ 1,263,440	$ 2,150,351
Reinvestment of distributions	-	744	-	11,662
Shares redeemed	(61,258)	(192,350)	(1,023,995)	(2,796,561)
Net increase (decrease)	13,856	(39,294)	$ 239,445	$ (634,548)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and the retail class show the performance of the highest performing class (based on three-year performance) and the lowest performing class (based on five-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Mid Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Semiannual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Mid Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Semiannual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Semiannual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCVI-USAN-0911
1.838435.102

Fidelity®

Series Large Cap Value Fund

and

Fidelity

Series All-Sector Equity Fund

Fidelity Series Large Cap Value Fund

Fidelity Series All-Sector Equity Fund

Class F

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity® Series Large Cap Value Fund
Investment Changes	<Click Here>	A summary of major shifts in the fund's investment's over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity® Series All-Sector Equity Fund
Investment Changes	<Click Here>	A summary of major shifts in the fund's investment's over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Semiannual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Fidelity Series Large Cap Value Fund
Series Large Cap Value	.67%
Actual		$ 1,000.00	$ 982.50	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class F	.47%
Actual		$ 1,000.00	$ 983.50	$ 2.31
HypotheticalA		$ 1,000.00	$ 1,022.46	$ 2.36
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.91%
Actual		$ 1,000.00	$ 1,010.70	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Class F	.70%
Actual		$ 1,000.00	$ 1,011.70	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

Semiannual Report

Fidelity Series Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	3.6	2.6
Chevron Corp.	3.5	3.1
Pfizer, Inc.	2.8	4.3
General Electric Co.	2.8	2.7
JPMorgan Chase & Co.	2.7	3.1
Merck & Co., Inc.	2.6	2.3
Wells Fargo & Co.	2.5	2.6
Grupo Modelo SAB de CV Series C	2.4	1.3
Alcatel-Lucent SA sponsored ADR	2.3	0.0
Johnson & Johnson	2.2	2.0
	27.4
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.9	25.1
Health Care	13.2	14.3
Energy	12.8	13.0
Information Technology	11.7	8.9
Consumer Discretionary	10.2	7.8
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.8%		Stocks 98.3%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	14.7%	** Foreign investments	14.2%

Semiannual Report

Fidelity Series Large Cap Value Fund

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	818,600	$ 41,314,742
Automobiles - 0.2%
Honda Motor Co. Ltd.	438,500	17,402,430
Household Durables - 2.3%
D.R. Horton, Inc.	1,654,900	19,660,212
Garmin Ltd. (d)	6,869,849	224,163,173
		243,823,385
Media - 3.7%
CBS Corp. Class B	1,830,500	50,100,785
Comcast Corp.:
Class A	2,255,000	54,165,100
Class A (special) (non-vtg.)	687,655	16,049,868
Liberty Media Corp. Starz Series A (a)	592,500	45,480,300
Time Warner, Inc.	2,982,602	104,868,286
Washington Post Co. Class B (d)	295,274	118,788,730
		389,453,069
Multiline Retail - 1.3%
JCPenney Co., Inc.	2,358,828	72,557,549
Macy's, Inc.	1,174,100	33,896,267
Target Corp.	501,871	25,841,338
		132,295,154
Specialty Retail - 1.9%
American Eagle Outfitters, Inc.	3,859,652	50,715,827
Bed Bath & Beyond, Inc. (a)	451,500	26,408,235
Best Buy Co., Inc.	1,840,600	50,800,560
Foot Locker, Inc.	1,160,300	25,213,319
Lowe's Companies, Inc.	2,059,800	44,450,484
		197,588,425
Textiles, Apparel & Luxury Goods - 0.4%
VF Corp.	409,400	47,817,920
TOTAL CONSUMER DISCRETIONARY		1,069,695,125
CONSUMER STAPLES - 8.4%
Beverages - 3.0%
Coca-Cola Enterprises, Inc.	951,000	26,732,610
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Dr Pepper Snapple Group, Inc.	950,300	$ 35,883,328
Grupo Modelo SAB de CV Series C	41,457,978	255,764,527
		318,380,465
Food & Staples Retailing - 1.8%
CVS Caremark Corp.	4,260,352	154,863,795
Kroger Co.	1,287,327	32,015,822
		186,879,617
Food Products - 1.6%
Dean Foods Co. (a)	2,109,918	23,251,296
Kraft Foods, Inc. Class A	4,163,135	143,128,581
		166,379,877
Household Products - 0.9%
Procter & Gamble Co.	1,572,800	96,711,472
Tobacco - 1.1%
Lorillard, Inc.	1,094,525	116,260,446
TOTAL CONSUMER STAPLES		884,611,877
ENERGY - 12.8%
Energy Equipment & Services - 2.4%
Halliburton Co.	997,500	54,593,175
Helmerich & Payne, Inc.	777,158	53,662,760
National Oilwell Varco, Inc.	993,400	80,038,238
Transocean Ltd. (United States)	1,013,580	62,395,985
		250,690,158
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	777,164	64,162,660
Apache Corp.	239,700	29,655,684
BP PLC sponsored ADR	1,820,454	82,721,430
Chevron Corp.	3,522,100	366,368,842
ConocoPhillips	1,164,400	83,825,156
Exxon Mobil Corp.	346,000	27,607,340
Marathon Oil Corp.	3,909,698	121,083,347
Marathon Petroleum Corp.	2,155,379	94,384,046
Occidental Petroleum Corp.	1,000,482	98,227,323
Royal Dutch Shell PLC Class A sponsored ADR	742,200	54,596,232
Suncor Energy, Inc.	100,660	3,858,247
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp. (a)	1,234,100	$ 29,976,289
Valero Energy Corp.	1,456,900	36,597,328
		1,093,063,924
TOTAL ENERGY		1,343,754,082
FINANCIALS - 25.9%
Capital Markets - 4.9%
Ameriprise Financial, Inc.	677,700	36,663,570
Bank of New York Mellon Corp.	2,204,100	55,344,951
E*TRADE Financial Corp. (a)	1,493,900	23,723,132
Goldman Sachs Group, Inc.	1,434,379	193,598,134
Morgan Stanley	4,717,237	104,958,523
Northern Trust Corp.	553,749	24,866,099
State Street Corp.	1,719,012	71,287,428
		510,441,837
Commercial Banks - 5.0%
Aozora Bank Ltd.	22,181,000	54,180,836
Comerica, Inc.	943,300	30,213,899
KeyCorp	4,175,900	33,574,236
Regions Financial Corp.	5,430,600	33,072,354
Sumitomo Mitsui Financial Group, Inc.	2,343,600	73,746,376
SunTrust Banks, Inc.	1,480,000	36,245,200
Wells Fargo & Co.	9,511,845	265,760,949
		526,793,850
Consumer Finance - 1.8%
Capital One Financial Corp.	1,607,900	76,857,620
Discover Financial Services	2,806,573	71,876,335
SLM Corp.	2,720,400	42,411,036
		191,144,991
Diversified Financial Services - 7.3%
Bank of America Corp.	10,343,265	100,433,103
Citigroup, Inc.	9,941,004	381,138,093
JPMorgan Chase & Co.	7,003,886	283,307,189
		764,878,385
Insurance - 6.0%
ACE Ltd.	665,800	44,595,284
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc. Class B (a)	1,825,248	$ 135,378,644
First American Financial Corp.	2,916,734	46,638,577
Hartford Financial Services Group, Inc.	2,035,200	47,664,384
Lincoln National Corp.	2,161,777	57,287,091
MetLife, Inc.	3,361,400	138,523,294
Prudential Financial, Inc.	1,217,100	71,419,428
RenaissanceRe Holdings Ltd.	276,794	19,262,094
Unum Group	1,784,900	43,533,711
XL Group PLC Class A	1,399,441	28,716,529
		633,019,036
Real Estate Investment Trusts - 0.8%
Camden Property Trust (SBI)	380,200	25,500,014
Prologis, Inc.	691,200	24,627,456
SL Green Realty Corp.	373,500	30,634,470
		80,761,940
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	3,152,805	9,994,392
TOTAL FINANCIALS		2,717,034,431
HEALTH CARE - 13.2%
Biotechnology - 0.9%
Amgen, Inc.	1,203,400	65,825,980
Gilead Sciences, Inc. (a)	674,222	28,560,044
		94,386,024
Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp. (a)	4,780,400	34,227,664
CareFusion Corp. (a)	1,417,001	37,394,656
		71,622,320
Health Care Providers & Services - 2.0%
Aetna, Inc.	1,194,800	49,572,252
Humana, Inc.	223,500	16,668,630
Omnicare, Inc.	1,818,668	55,469,374
UnitedHealth Group, Inc.	831,400	41,262,382
WellPoint, Inc.	794,400	53,661,720
		216,634,358
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc. (a)	706,700	42,465,603
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 9.2%
Eli Lilly & Co.	3,510,370	$ 134,447,171
Johnson & Johnson	3,590,954	232,657,910
Merck & Co., Inc.	8,090,829	276,139,994
Pfizer, Inc.	15,336,887	295,081,706
Sanofi-Aventis sponsored ADR	685,000	26,543,750
		964,870,531
TOTAL HEALTH CARE		1,389,978,836
INDUSTRIALS - 7.5%
Aerospace & Defense - 1.4%
Northrop Grumman Corp.	606,000	36,669,060
Raytheon Co.	807,400	36,115,002
Textron, Inc.	1,008,812	23,333,822
United Technologies Corp.	625,800	51,841,272
		147,959,156
Building Products - 0.1%
Armstrong World Industries, Inc.	374,560	14,795,120
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	1,559,300	45,266,479
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	934,636	36,581,653
KBR, Inc.	806,652	28,757,144
		65,338,797
Electrical Equipment - 0.6%
Alstom SA	660,476	34,880,677
General Cable Corp. (a)	673,206	26,773,403
		61,654,080
Industrial Conglomerates - 2.8%
General Electric Co.	16,340,121	292,651,567
Machinery - 0.6%
Ingersoll-Rand Co. Ltd.	926,000	34,650,920
Pall Corp.	470,800	23,342,264
		57,993,184
Professional Services - 0.2%
Towers Watson & Co.	246,100	15,049,015
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.8%
Union Pacific Corp.	814,400	$ 83,459,712
TOTAL INDUSTRIALS		784,167,110
INFORMATION TECHNOLOGY - 11.7%
Communications Equipment - 4.3%
Alcatel-Lucent SA sponsored ADR (a)(d)	60,014,831	243,060,066
Cisco Systems, Inc.	4,078,753	65,137,685
Comverse Technology, Inc. (a)(e)	13,372,401	100,293,008
Motorola Solutions, Inc.	1,070,100	48,036,789
		456,527,548
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	3,123,200	109,811,712
Seagate Technology	2,854,264	39,645,727
Western Digital Corp. (a)	3,490,838	120,294,277
		269,751,716
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	787,700	27,372,575
Corning, Inc.	2,554,869	40,647,966
Jabil Circuit, Inc.	1,372,700	25,134,137
		93,154,678
IT Services - 0.4%
Accenture PLC Class A	640,400	37,873,256
Office Electronics - 0.9%
Xerox Corp.	10,353,509	96,598,239
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Micro Devices, Inc. (a)	12,016,997	88,204,758
Intel Corp.	1,203,200	26,867,456
Lam Research Corp. (a)	618,000	25,263,840
Micron Technology, Inc. (a)	4,228,000	31,160,360
Novellus Systems, Inc. (a)	812,000	25,204,480
		196,700,894
Software - 0.7%
Adobe Systems, Inc. (a)	844,400	23,406,768
Microsoft Corp.	1,923,550	52,705,270
		76,112,038
TOTAL INFORMATION TECHNOLOGY		1,226,718,369
Common Stocks - continued
	Shares	Value
MATERIALS - 3.0%
Chemicals - 2.0%
Ashland, Inc.	471,400	$ 28,868,536
CF Industries Holdings, Inc.	195,600	30,380,592
Clariant AG (Reg.) (a)	6,639,930	104,856,527
LyondellBasell Industries NV Class A	1,242,400	49,025,104
		213,130,759
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	420,200	25,825,492
Metals & Mining - 0.7%
Goldcorp, Inc.	1,041,000	49,783,640
Reliance Steel & Aluminum Co.	594,400	27,942,744
		77,726,384
TOTAL MATERIALS		316,682,635
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	5,807,386	169,924,114
Wireless Telecommunication Services - 0.9%
Sprint Nextel Corp. (a)	21,427,578	90,638,655
TOTAL TELECOMMUNICATION SERVICES		260,562,769
UTILITIES - 3.6%
Electric Utilities - 2.1%
American Electric Power Co., Inc.	1,055,000	38,887,300
Edison International	1,594,800	60,714,036
NextEra Energy, Inc.	2,091,424	115,551,176
		215,152,512
Gas Utilities - 0.3%
ONEOK, Inc.	426,500	31,044,935
Independent Power Producers & Energy Traders - 0.3%
The AES Corp. (a)	2,569,100	31,625,621
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	1,671,900	32,735,802
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	600,200	$ 30,034,008
Sempra Energy	674,594	34,195,170
		96,964,980
TOTAL UTILITIES		374,788,048
TOTAL COMMON STOCKS (Cost $9,519,024,521)		10,367,993,282
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.14% (b)	210,278,870	210,278,870
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	214,975,864	214,975,864
TOTAL MONEY MARKET FUNDS (Cost $425,254,734)		425,254,734
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $9,944,279,255)		10,793,248,016
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(298,141,589)
NET ASSETS - 100%		$ 10,495,106,427
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 159,382
Fidelity Securities Lending Cash Central Fund	2,406,185
Total	$ 2,565,567
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Comverse Technology, Inc.	$ 71,836,599	$ 18,206,615	$ -	$ -	$ 100,293,008
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,069,695,125	$ 1,052,292,695	$ 17,402,430	$ -
Consumer Staples	884,611,877	884,611,877	-	-
Energy	1,343,754,082	1,343,754,082	-	-
Financials	2,717,034,431	2,643,288,055	73,746,376	-
Health Care	1,389,978,836	1,389,978,836	-	-
Industrials	784,167,110	784,167,110	-	-
Information Technology	1,226,718,369	1,226,718,369	-	-
Materials	316,682,635	316,682,635	-	-
Telecommunication Services	260,562,769	260,562,769	-	-
Utilities	374,788,048	374,788,048	-	-
Money Market Funds	425,254,734	425,254,734	-	-
Total Investments in Securities:	$ 10,793,248,016	$ 10,702,099,210	$ 91,148,806	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.3%
Switzerland	4.1%
France	2.9%
Mexico	2.4%
Ireland	1.5%
Japan	1.4%
United Kingdom	1.3%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Series Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $211,046,592) - See accompanying schedule: Unaffiliated issuers (cost $9,413,704,617)	$ 10,267,700,274
Fidelity Central Funds (cost $425,254,734)	425,254,734
Other affiliated issuers (cost $105,319,904)	100,293,008
Total Investments (cost $9,944,279,255)		$ 10,793,248,016
Receivable for investments sold		115,707,742
Receivable for fund shares sold		3,006,474
Dividends receivable		10,525,345
Distributions receivable from Fidelity Central Funds		402,980
Other receivables		621,830
Total assets		10,923,512,387

Liabilities
Payable for investments purchased	$ 160,533,031
Payable for fund shares redeemed	47,496,541
Accrued management fee	3,854,512
Other affiliated payables	1,485,800
Other payables and accrued expenses	60,212
Collateral on securities loaned, at value	214,975,864
Total liabilities		428,405,960

Net Assets		$ 10,495,106,427
Net Assets consist of:
Paid in capital		$ 8,882,832,204
Undistributed net investment income		80,862,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		682,457,715
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		848,954,031
Net Assets		$ 10,495,106,427

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Series Large Cap Value: Net Asset Value, offering price and redemption price per share ($7,716,799,840 ÷ 668,827,890 shares)	$ 11.54

Class F: Net Asset Value, offering price and redemption price per share ($2,778,306,587 ÷ 240,543,374 shares)	$ 11.55

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Series Large Cap Value Fund
Financial Statements - continued

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 111,289,645
Interest		190
Income from Fidelity Central Funds		2,565,567
Total income		113,855,402

Expenses
Management fee Basic fee	$ 30,260,358
Performance adjustment	(5,786,955)
Transfer agent fees	8,486,789
Accounting and security lending fees	690,047
Custodian fees and expenses	121,720
Independent trustees' compensation	27,452
Audit	39,302
Legal	17,458
Miscellaneous	58,500
Total expenses before reductions	33,914,671
Expense reductions	(921,746)	32,992,925
Net investment income (loss)		80,862,477
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	722,698,116
Foreign currency transactions	15,155
Total net realized gain (loss)		722,713,271
Change in net unrealized appreciation (depreciation) on: Investment securities	(990,809,892)
Assets and liabilities in foreign currencies	(15,789)
Total change in net unrealized appreciation (depreciation)		(990,825,681)
Net gain (loss)		(268,112,410)
Net increase (decrease) in net assets resulting from operations		$ (187,249,933)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,862,477	$ 107,333,748
Net realized gain (loss)	722,713,271	812,235,433
Change in net unrealized appreciation (depreciation)	(990,825,681)	649,316,216
Net increase (decrease) in net assets resulting from operations	(187,249,933)	1,568,885,397
Distributions to shareholders from net investment income	-	(112,496,239)
Distributions to shareholders from net realized gain	(332,559,597)	(591,131,337)
Total distributions	(332,559,597)	(703,627,576)
Share transactions - net increase (decrease)	405,300,172	1,908,720,100
Total increase (decrease) in net assets	(114,509,358)	2,773,977,921

Net Assets
Beginning of period	10,609,615,785	7,835,637,864
End of period (including undistributed net investment income of $80,862,477 and $0, respectively)	$ 10,495,106,427	$ 10,609,615,785

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Series Large Cap Value

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 11.05	$ 9.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.14	.13	.05
Net realized and unrealized gain (loss)	(.28)	1.80	2.35	(.90)
Total from investment operations	(.19)	1.94	2.48	(.85)
Distributions from net investment income	-	(.13)	(.11)	(.04)
Distributions from net realized gain	(.39)	(.74)	(.43)	-
Total distributions	(.39)	(.87)	(.54)	(.04)
Net asset value, end of period	$ 11.54	$ 12.12	$ 11.05	$ 9.11
Total Return B, C	(1.75)%	18.02%	27.43%	(8.58)%
Ratios to Average Net Assets E, H
Expenses before reductions	.67% A	.73%	.85%	.90% A
Expenses net of fee waivers, if any	.67% A	.73%	.85%	.90% A
Expenses net of all reductions	.65% A	.72%	.84%	.90% A
Net investment income (loss)	1.44% A	1.18%	1.24%	1.96% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,716,800	$ 8,404,097	$ 7,388,558	$ 2,056,896
Portfolio turnover rate F	127% A	102%	138%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 24, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class F

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 11.05	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.10	.16	.05
Net realized and unrealized gain (loss)	(.28)	1.81	1.77
Total from investment operations	(.18)	1.97	1.82
Distributions from net investment income	-	(.16)	(.13)
Distributions from net realized gain	(.39)	(.74)	(.36)
Total distributions	(.39)	(.90)	(.49)
Net asset value, end of period	$ 11.55	$ 12.12	$ 11.05
Total Return B, C	(1.65)%	18.26%	18.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.47% A	.50%	.58% A
Expenses net of fee waivers, if any	.47% A	.50%	.58% A
Expenses net of all reductions	.45% A	.49%	.57% A
Net investment income (loss)	1.64% A	1.40%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,778,307	$ 2,205,519	$ 447,080
Portfolio turnover rate F	127% A	102%	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.6	4.1
Wells Fargo & Co.	2.1	1.6
Procter & Gamble Co.	1.9	1.9
Microsoft Corp.	1.9	1.7
Google, Inc. Class A	1.9	0.2
Citigroup, Inc.	1.8	1.2
The Coca-Cola Co.	1.7	1.6
QUALCOMM, Inc.	1.7	0.8
Royal Dutch Shell PLC Class B sponsored ADR	1.6	1.7
MetLife, Inc.	1.3	0.8
	20.5
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.1	18.5
Financials	14.3	16.3
Energy	12.7	12.2
Health Care	10.9	10.2
Industrials	10.6	11.3
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks and Equity Futures 97.9%		Stocks and Equity Futures 98.4%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	20.2%	** Foreign investments	16.1%

Semiannual Report

Fidelity Series All-Sector Equity Fund

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Distributors - 0.0%
Indiabulls Wholesale Services Ltd.	437,370	$ 102,887
Hotels, Restaurants & Leisure - 2.3%
Arcos Dorados Holdings, Inc.	1,219,300	28,604,778
Betfair Group PLC (d)	1,884,175	19,795,595
Las Vegas Sands Corp. (a)	1,505,368	71,023,262
Pinnacle Entertainment, Inc. (a)	1,373,717	19,822,736
Starbucks Corp.	1,584,833	63,535,955
Yum! Brands, Inc.	1,132,429	59,814,900
		262,597,226
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	327,531	72,882,198
Priceline.com, Inc. (a)	161,244	86,692,837
		159,575,035
Media - 3.0%
DIRECTV (a)	2,160,331	109,485,575
Focus Media Holding Ltd. ADR (a)	969,332	31,881,329
Legend Pictures LLC (g)(h)	3,706	2,779,500
Pandora Media, Inc.	227,169	3,427,980
The Walt Disney Co.	2,368,648	91,477,186
Time Warner, Inc.	2,893,077	101,720,587
		340,772,157
Multiline Retail - 0.5%
Dollar General Corp. (a)	1,930,988	60,748,882
Specialty Retail - 1.5%
Abercrombie & Fitch Co. Class A	974,623	71,264,434
Limited Brands, Inc.	1,774,888	67,197,260
Williams-Sonoma, Inc.	1,030,556	38,151,183
		176,612,877
Textiles, Apparel & Luxury Goods - 0.9%
Crocs, Inc. (a)	1,246,283	39,046,046
Deckers Outdoor Corp. (a)	31,463	3,122,703
LVMH Moet Hennessy - Louis Vuitton	135,768	24,960,262
Under Armour, Inc. Class A (sub. vtg.) (a)	245,860	18,048,583
VF Corp.	135,737	15,854,082
		101,031,676
TOTAL CONSUMER DISCRETIONARY		1,101,440,740
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 10.4%
Beverages - 4.3%
Anheuser-Busch InBev SA NV	570,780	$ 32,849,855
Coca-Cola Bottling Co. Consolidated	84,522	5,453,359
Coca-Cola FEMSA SAB de CV sponsored ADR	65,453	6,303,124
Coca-Cola Icecek AS	393,488	5,659,855
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	198,035	5,945,011
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,824,919	37,210,098
Diageo PLC sponsored ADR	518,052	42,086,544
Embotelladora Andina SA sponsored ADR	228,870	6,110,829
Molson Coors Brewing Co. Class B	930,033	41,897,987
PepsiCo, Inc.	952,324	60,986,829
Pernod-Ricard SA	329,175	32,692,039
Remy Cointreau SA	129,319	11,557,507
The Coca-Cola Co.	2,945,305	200,310,193
		489,063,230
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	2,938,049	106,798,081
Drogasil SA	137,900	1,111,236
Fresh Market, Inc.	11,300	401,489
Walgreen Co.	445,332	17,385,761
		125,696,567
Food Products - 0.8%
Archer Daniels Midland Co.	226,965	6,895,197
Bunge Ltd.	261,851	18,017,967
Danone	171,004	12,236,213
Green Mountain Coffee Roasters, Inc. (a)	40,217	4,180,557
Nestle SA	295,808	18,869,377
Unilever NV unit	732,661	23,796,829
Viterra, Inc. (d)	287,600	3,257,099
		87,253,239
Household Products - 2.2%
Colgate-Palmolive Co.	338,874	28,594,188
Procter & Gamble Co.	3,630,287	223,226,348
Spectrum Brands Holdings, Inc. (a)	130,650	3,488,355
		255,308,891
Personal Products - 0.5%
Avon Products, Inc.	950,977	24,944,127
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
L'Oreal SA	262,000	$ 31,625,959
Nu Skin Enterprises, Inc. Class A	80,000	3,003,200
		59,573,286
Tobacco - 1.5%
Altria Group, Inc.	627,733	16,509,378
British American Tobacco PLC sponsored ADR	1,211,075	110,716,477
Philip Morris International, Inc.	597,455	42,520,872
Souza Cruz Industria Comerico	499,900	5,961,933
		175,708,660
TOTAL CONSUMER STAPLES		1,192,603,873
ENERGY - 12.7%
Energy Equipment & Services - 4.2%
Aker Drilling ASA (a)	553,900	1,687,089
Aker Solutions ASA	466,400	8,211,634
Baker Hughes, Inc.	1,250,834	96,789,535
C&J Energy Services, Inc. (a)(e)	319,800	9,753,900
Discovery Offshore S.A. (a)(e)	853,300	1,584,763
Dresser-Rand Group, Inc. (a)	213,582	11,409,550
Ensco International Ltd. ADR	330,845	17,617,496
Halliburton Co.	2,168,878	118,702,693
Kvaerner ASA (a)	466,400	990,940
National Oilwell Varco, Inc.	611,124	49,238,261
Noble Corp.	985,625	36,339,994
Ocean Rig UDW, Inc. (a)	88,900	1,502,470
Oceaneering International, Inc.	499,896	21,595,507
Saipem SpA	301,974	15,784,967
Schlumberger Ltd.	522,981	47,261,793
TETRA Technologies, Inc. (a)	361,000	4,646,070
Transocean Ltd. (United States)	607,861	37,419,923
Vantage Drilling Co. (a)	3,799,042	6,192,438
		486,729,023
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	461,041	19,691,061
Anadarko Petroleum Corp.	288,158	23,790,324
Apache Corp.	692,353	85,657,913
BP PLC	662,416	4,992,843
BP PLC sponsored ADR	1,503,023	68,297,365
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Canadian Natural Resources Ltd.	670,700	$ 27,083,532
CVR Energy, Inc. (a)	224,910	6,038,834
Exxon Mobil Corp.	1,589,518	126,827,641
Falkland Oil & Gas Ltd. (a)	561,801	576,408
HollyFrontier Corp.	916,692	69,109,410
InterOil Corp. (a)(d)	249,695	15,630,907
Kosmos Energy Ltd.	210,600	3,199,014
Marathon Oil Corp.	1,807,400	55,975,178
Marathon Petroleum Corp.	903,700	39,573,023
Niko Resources Ltd.	191,800	13,191,520
Occidental Petroleum Corp.	914,655	89,800,828
Petrobank Energy & Resources Ltd. (a)	753,697	11,675,440
Resolute Energy Corp. (a)(d)	755,702	12,310,386
Rockhopper Exploration PLC (a)	171,900	650,450
Rodinia Oil Corp. (a)	404,500	520,761
Royal Dutch Shell PLC:
Class A sponsored ADR (d)	59,744	4,394,769
Class B sponsored ADR	2,454,379	180,765,013
Talisman Energy, Inc.	1,751,000	31,889,680
Targa Resources Corp.	170,800	5,766,208
Western Refining, Inc. (a)	522,284	10,670,262
Whiting Petroleum Corp. (a)	547,804	32,101,314
Williams Companies, Inc.	1,111,700	35,240,890
		975,420,974
TOTAL ENERGY		1,462,149,997
FINANCIALS - 14.3%
Capital Markets - 2.0%
E*TRADE Financial Corp. (a)	1,171,800	18,608,184
Evercore Partners, Inc. Class A	198,110	5,632,267
ICAP PLC	823,758	6,055,515
Invesco Ltd.	829,549	18,399,397
Morgan Stanley	3,142,628	69,923,473
State Street Corp.	2,405,850	99,770,600
TD Ameritrade Holding Corp.	764,300	14,032,548
		232,421,984
Commercial Banks - 4.4%
Banco Macro SA sponsored ADR	129,500	4,488,470
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
BB&T Corp.	851,542	$ 21,867,599
CIT Group, Inc. (a)	317,400	12,613,476
FirstMerit Corp.	832,968	12,169,662
Huntington Bancshares, Inc.	4,201,571	25,398,497
Regions Financial Corp.	1,949,600	11,873,064
SunTrust Banks, Inc.	1,175,889	28,797,522
Synovus Financial Corp. (d)	6,474,346	11,848,053
U.S. Bancorp	5,165,574	134,614,858
Wells Fargo & Co.	8,716,727	243,545,352
		507,216,553
Consumer Finance - 0.9%
Capital One Financial Corp.	883,285	42,221,023
Discover Financial Services	524,949	13,443,944
Green Dot Corp. Class A (d)	195,073	6,326,217
Promise Co. Ltd. (a)(d)	1,069,550	9,407,982
SLM Corp.	1,732,093	27,003,330
		98,402,496
Diversified Financial Services - 2.2%
African Bank Investments Ltd.	2,079,248	10,487,264
Citigroup, Inc.	5,465,203	209,535,883
CME Group, Inc.	100,963	29,197,490
NBH Holdings Corp. Class A (a)(e)	361,500	6,507,000
		255,727,637
Insurance - 3.1%
ACE Ltd.	578,879	38,773,315
Amlin PLC	1,435,497	9,499,099
Aon Corp.	695,670	33,475,640
Berkshire Hathaway, Inc.:
Class A (a)	170	18,955,000
Class B (a)	967,243	71,740,413
Fairfax Financial Holdings Ltd. (sub. vtg.)	90,700	35,695,206
Genworth Financial, Inc. Class A (a)	450,062	3,744,516
MetLife, Inc.	3,547,551	146,194,577
Validus Holdings Ltd.	160,353	4,263,786
		362,341,552
Real Estate Investment Trusts - 1.1%
Camden Property Trust (SBI)	83,856	5,624,222
Equity Lifestyle Properties, Inc.	79,800	5,199,768
Prologis, Inc.	1,338,189	47,679,674
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Public Storage	216,786	$ 25,934,109
SL Green Realty Corp.	195,284	16,017,194
The Macerich Co.	434,830	23,102,518
		123,557,485
Real Estate Management & Development - 0.4%
Ayala Land, Inc.	18,427,000	7,355,058
BR Malls Participacoes SA	1,169,200	13,612,527
CB Richard Ellis Group, Inc. Class A (a)	186,951	4,075,532
Indiabulls Real Estate Ltd. (a)	3,124,149	7,024,212
PT Lippo Karawaci Tbk	113,036,375	10,372,745
		42,440,074
Thrifts & Mortgage Finance - 0.2%
Ocwen Financial Corp. (a)	1,667,849	21,498,574
TOTAL FINANCIALS		1,643,606,355
HEALTH CARE - 10.9%
Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc. (a)	199,670	11,341,256
Amgen, Inc.	1,436,565	78,580,106
AVEO Pharmaceuticals, Inc. (a)	409,652	7,828,450
Biogen Idec, Inc. (a)	637,666	64,959,035
BioMarin Pharmaceutical, Inc. (a)	537,478	16,785,438
Gilead Sciences, Inc. (a)	1,223,199	51,814,710
Medivir AB (B Shares) (a)	282,819	5,618,757
		236,927,752
Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	1,402,406	81,577,957
Boston Scientific Corp. (a)	4,958,902	35,505,738
C. R. Bard, Inc.	267,549	26,401,735
Covidien PLC	1,834,982	93,198,736
Edwards Lifesciences Corp. (a)	460,152	32,831,845
Mako Surgical Corp. (a)	483,908	13,941,389
Masimo Corp.	278,383	7,733,480
Quidel Corp. (a)(d)	966,479	14,458,526
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	4,072,000	5,569,494
William Demant Holding A/S (a)	74,786	6,562,643
		317,781,543
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.7%
CIGNA Corp.	678,336	$ 33,760,783
Express Scripts, Inc. (a)	82,600	4,481,876
HCA Holdings, Inc.	360,900	9,628,812
Henry Schein, Inc. (a)	573,187	38,094,008
McKesson Corp.	939,715	76,229,681
Medco Health Solutions, Inc. (a)	589,815	37,087,567
Omnicare, Inc.	692,800	21,130,400
Shanghai Pharma Holding Co. Ltd. (H Shares)	1,957,900	4,340,952
UnitedHealth Group, Inc.	1,718,221	85,275,308
		310,029,387
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	247,366	15,448,007
Thermo Fisher Scientific, Inc. (a)	716,724	43,067,945
		58,515,952
Pharmaceuticals - 2.8%
Bayer AG	161,477	12,976,780
Merck & Co., Inc.	1,655,346	56,496,959
Novo Nordisk A/S Series B	95,875	11,727,062
Pfizer, Inc.	5,635,808	108,432,946
Sanofi-Aventis sponsored ADR	1,014,000	39,292,500
Shire PLC sponsored ADR	485,867	50,530,168
Valeant Pharmaceuticals International, Inc. (Canada)	838,662	46,164,156
		325,620,571
TOTAL HEALTH CARE		1,248,875,205
INDUSTRIALS - 10.6%
Aerospace & Defense - 4.3%
Bombardier, Inc. Class B (sub. vtg.)	4,075,200	24,654,235
Goodrich Corp.	586,733	55,821,778
Honeywell International, Inc.	1,170,785	62,168,684
MTU Aero Engines Holdings AG	178,502	13,219,010
Precision Castparts Corp.	400,067	64,562,812
Safran SA	696,763	29,063,208
Textron, Inc.	1,342,054	31,041,709
The Boeing Co.	1,156,137	81,472,974
United Technologies Corp.	1,551,764	128,548,130
		490,552,540
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.4%
Armstrong World Industries, Inc.	197,002	$ 7,781,579
Lennox International, Inc.	313,538	11,594,635
Owens Corning (a)	725,929	25,828,554
		45,204,768
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	1,089,803	31,636,981
Stericycle, Inc. (a)	190,484	15,642,546
Swisher Hygiene, Inc. (h)	1,352,605	5,502,397
		52,781,924
Construction & Engineering - 0.4%
Fluor Corp.	383,614	24,370,997
Foster Wheeler AG (a)	705,972	19,131,841
		43,502,838
Electrical Equipment - 1.2%
Acuity Brands, Inc.	314,300	15,303,267
Alstom SA	479,822	25,340,082
Cooper Industries PLC Class A	383,305	20,050,685
Emerson Electric Co.	716,210	35,158,749
GrafTech International Ltd. (a)	856,088	16,488,255
Regal-Beloit Corp.	459,074	27,833,657
		140,174,695
Industrial Conglomerates - 1.7%
Danaher Corp.	1,185,200	58,205,172
General Electric Co.	6,060,354	108,540,940
Tyco International Ltd.	652,908	28,917,295
		195,663,407
Machinery - 0.9%
Caterpillar, Inc.	309,569	30,582,322
Cummins, Inc.	316,201	33,163,161
Fanuc Corp.	83,900	15,926,447
Pall Corp.	213,000	10,560,540
Vallourec SA (d)	118,233	12,082,085
		102,314,555
Professional Services - 0.0%
CoStar Group, Inc. (a)	73,612	4,325,441
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.3%
CSX Corp.	2,435,782	$ 59,847,164
Union Pacific Corp.	833,075	85,373,526
		145,220,690
TOTAL INDUSTRIALS		1,219,740,858
INFORMATION TECHNOLOGY - 19.1%
Communications Equipment - 1.8%
Ciena Corp. (a)(d)	965,907	14,932,922
Juniper Networks, Inc. (a)	38,433	898,948
QUALCOMM, Inc.	3,486,650	190,998,687
		206,830,557
Computers & Peripherals - 6.1%
Apple, Inc. (a)	1,363,014	532,229,708
EMC Corp. (a)	4,953,715	129,192,887
Imagination Technologies Group PLC (a)	1,053,008	6,866,070
SanDisk Corp. (a)	434,478	18,478,349
Western Digital Corp. (a)	420,543	14,491,912
		701,258,926
Electronic Equipment & Components - 0.2%
HLS Systems International Ltd. (a)(d)	910,030	6,342,909
TPK Holdings Co.	575,000	16,923,477
		23,266,386
Internet Software & Services - 3.0%
Baidu.com, Inc. sponsored ADR (a)	434,712	68,280,214
Dice Holdings, Inc. (a)	821,201	11,324,362
Google, Inc. Class A (a)	363,352	219,351,969
Mail.ru Group Ltd. GDR (a)(e)	290,800	10,387,376
Renren, Inc. ADR (d)	1,021,700	11,065,011
WebMD Health Corp. (a)	494,999	17,448,715
YouKu.com, Inc. ADR (a)(d)	345,300	12,745,023
		350,602,670
IT Services - 0.9%
Accenture PLC Class A	820,638	48,532,531
Cognizant Technology Solutions Corp. Class A (a)	69,912	4,884,751
Visa, Inc. Class A	532,409	45,542,266
		98,959,548
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.7%
Amkor Technology, Inc. (a)	364,018	$ 1,940,216
Analog Devices, Inc.	1,924,231	66,193,546
ARM Holdings PLC sponsored ADR	1,974,679	56,851,008
ASML Holding NV	1,364,805	48,655,298
Avago Technologies Ltd.	1,044,979	35,142,644
Inotera Memories, Inc. (a)	26,787,470	7,262,669
International Rectifier Corp. (a)	265,710	6,826,090
Intersil Corp. Class A	1,573,409	18,959,578
KLA-Tencor Corp.	382,108	15,215,541
Lam Research Corp. (a)	223,750	9,146,900
Marvell Technology Group Ltd. (a)	3,616,276	53,593,210
Micron Technology, Inc. (a)	11,643,290	85,811,047
Nanya Technology Corp. (a)	16,860,664	3,899,904
Omnivision Technologies, Inc. (a)(d)	286,161	8,367,348
Skyworks Solutions, Inc. (a)	414,800	10,498,588
		428,363,587
Software - 3.4%
Ariba, Inc. (a)	871,844	28,831,881
Check Point Software Technologies Ltd. (a)	1,936,097	111,615,992
Microsoft Corp.	8,021,954	219,801,540
Nuance Communications, Inc. (a)	611,685	12,239,817
QLIK Technologies, Inc.	62,737	1,901,558
Taleo Corp. Class A (a)	443,592	14,682,895
		389,073,683
TOTAL INFORMATION TECHNOLOGY		2,198,355,357
MATERIALS - 3.1%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	388,515	34,472,936
Albemarle Corp.	210,700	14,028,406
Ashland, Inc.	415,288	25,432,237
Celanese Corp. Class A	495,000	27,289,350
CF Industries Holdings, Inc.	132,800	20,626,496
Dow Chemical Co.	479,509	16,720,479
LyondellBasell Industries NV Class A	634,275	25,028,492
Monsanto Co.	387,668	28,485,845
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
The Mosaic Co.	343,380	$ 24,283,834
W.R. Grace & Co. (a)	91,200	4,600,128
		220,968,203
Containers & Packaging - 0.4%
Ball Corp.	850,200	32,987,760
Rock-Tenn Co. Class A	246,800	15,168,328
		48,156,088
Metals & Mining - 0.8%
Anglo American PLC (United Kingdom)	1,100,869	52,408,410
Reliance Steel & Aluminum Co.	291,300	13,694,013
Walter Energy, Inc.	145,236	17,801,577
		83,904,000
TOTAL MATERIALS		353,028,291
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	2,721,010	79,616,753
CenturyLink, Inc.	2,733,777	101,450,464
Verizon Communications, Inc.	926,530	32,697,244
		213,764,461
Wireless Telecommunication Services - 1.1%
America Movil SAB de CV Series L sponsored ADR	181,358	4,679,036
American Tower Corp. Class A (a)	1,233,398	64,790,397
Clearwire Corp. Class A (a)	1,779,586	3,861,702
MetroPCS Communications, Inc. (a)	511,130	8,321,196
Sprint Nextel Corp. (a)	4,188,909	17,719,085
Vodafone Group PLC	5,587,700	15,671,314
Vodafone Group PLC sponsored ADR	407,500	11,450,750
		126,493,480
TOTAL TELECOMMUNICATION SERVICES		340,257,941
UTILITIES - 3.3%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	51,338	1,892,319
Edison International	1,279,915	48,726,364
Exelon Corp.	819,515	36,116,026
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.	711,056	$ 31,748,650
NextEra Energy, Inc.	1,184,291	65,432,078
		183,915,437
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	829,027	32,191,118
NRG Energy, Inc. (a)	791,135	19,398,630
The AES Corp. (a)	2,298,220	28,291,088
		79,880,836
Multi-Utilities - 1.0%
PG&E Corp.	853,960	35,379,563
Public Service Enterprise Group, Inc.	1,404,306	45,991,022
Sempra Energy	700,445	35,505,557
		116,876,142
TOTAL UTILITIES		380,672,415
TOTAL COMMON STOCKS (Cost $9,487,063,685)		11,140,731,032
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG (Cost $55,555,220)	373,174	74,772,402
U.S. Government and Government Agency Obligations - 0.1%
	Principal Amount
U.S. Government Agency Obligations - 0.0%
Freddie Mac 0% 10/11/11 (f)	$ 900,000	899,787
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0% to 0.04% 9/15/11 to 10/6/11 (f)	7,945,000	7,944,100
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,844,734)		8,843,887
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	349,259,555	$ 349,259,555
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	60,159,746	60,159,746
TOTAL MONEY MARKET FUNDS (Cost $409,419,301)		409,419,301
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.16%, dated 7/29/11 due 8/1/11 (Collateralized by U.S. Government Obligations) # (Cost $3,600,000)	$ 3,600,047	$ 3,600,000
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $9,964,482,940)		11,637,366,622
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(152,460,763)
NET ASSETS - 100%		$ 11,484,905,859
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
471 CME E-mini S&P 500 Index Contracts	Sept. 2011	$ 30,341,820	$ 630,168

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,233,039 or 0.2% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,344,050.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,281,897 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 2,779,500
Swisher Hygiene, Inc.	4/15/11	$ 10,415,059
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$3,600,000 due 8/01/11 at 0.16%
BNP Paribas Securities Corp.	$ 1,891,270
Barclays Capital, Inc.	1,005,995
Merrill Lynch, Pierce, Fenner & Smith, Inc.	702,735
$ 3,600,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 245,759
Fidelity Securities Lending Cash Central Fund	914,170
Total	$ 1,159,929
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,176,213,142	$ 1,173,330,755	$ -	$ 2,882,387
Consumer Staples	1,192,603,873	1,159,754,018	32,849,855	-
Energy	1,462,149,997	1,457,157,154	4,992,843	-
Financials	1,643,606,355	1,637,099,355	-	6,507,000
Health Care	1,248,875,205	1,237,148,143	11,727,062	-
Industrials	1,219,740,858	1,214,238,461	5,502,397	-
Information Technology	2,198,355,357	2,198,355,357	-	-
Materials	353,028,291	353,028,291	-	-
Telecommunication Services	340,257,941	324,586,627	15,671,314	-
Utilities	380,672,415	380,672,415	-	-
U.S. Government and Government Agency Obligations	8,843,887	-	8,843,887	-
Money Market Funds	409,419,301	409,419,301	-	-
Cash Equivalents	3,600,000	-	3,600,000	-
Total Investments in Securities:	$ 11,637,366,622	$ 11,544,789,877	$ 83,187,358	$ 9,389,387
Derivative Instruments:
Assets
Futures Contracts	$ 630,168	$ 630,168	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,779,500
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	452,026
Cost of Purchases	102,736
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	6,055,125
Transfers out of Level 3	-
Ending Balance	$ 9,389,387
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 452,026

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 630,168	$ -
Total Value of Derivatives	$ 630,168	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.8%
United Kingdom	5.4%
France	1.9%
Canada	1.7%
Switzerland	1.6%
Ireland	1.4%
Israel	1.0%
China	1.0%
Others (Individually Less Than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $58,587,575 and repurchase agreements of $3,600,000) - See accompanying schedule: Unaffiliated issuers (cost $9,555,063,639)	$ 11,227,947,321
Fidelity Central Funds (cost $409,419,301)	409,419,301
Total Investments (cost $9,964,482,940)		$ 11,637,366,622
Cash		1,203,364
Foreign currency held at value (cost $3,179,342)		3,179,257
Receivable for investments sold		162,744,944
Receivable for fund shares sold		990,926
Dividends receivable		9,071,006
Distributions receivable from Fidelity Central Funds		396,242
Other receivables		936,956
Total assets		11,815,889,317

Liabilities
Payable for investments purchased	$ 184,174,359
Payable for fund shares redeemed	77,619,573
Accrued management fee	6,703,299
Payable for daily variation margin on futures contracts	688,732
Other affiliated payables	1,570,000
Other payables and accrued expenses	67,749
Collateral on securities loaned, at value	60,159,746
Total liabilities		330,983,458

Net Assets		$ 11,484,905,859
Net Assets consist of:
Paid in capital		$ 9,021,606,427
Undistributed net investment income		41,821,557
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		747,857,645
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,673,620,230
Net Assets		$ 11,484,905,859

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011 (Unaudited)

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($8,421,915,548 ÷ 658,060,556 shares)	$ 12.80

Class F: Net Asset Value, offering price and redemption price per share ($3,062,990,311 ÷ 239,054,716 shares)	$ 12.81

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 89,279,485
Interest		5,934
Income from Fidelity Central Funds		1,159,929
Total income		90,445,348

Expenses
Management fee Basic fee	$ 32,139,730
Performance adjustment	7,337,054
Transfer agent fees	8,973,261
Accounting and security lending fees	683,642
Custodian fees and expenses	242,043
Independent trustees' compensation	29,090
Audit	34,620
Legal	19,737
Tax expense	250
Miscellaneous	60,703
Total expenses before reductions	49,520,130
Expense reductions	(1,202,648)	48,317,482
Net investment income (loss)		42,127,866
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	779,394,173
Foreign currency transactions	(540,406)
Futures contracts	9,575,010
Total net realized gain (loss)		788,428,777
Change in net unrealized appreciation (depreciation) on: Investment securities	(708,571,706)
Assets and liabilities in foreign currencies	30,981
Futures contracts	(934,725)
Total change in net unrealized appreciation (depreciation)		(709,475,450)
Net gain (loss)		78,953,327
Net increase (decrease) in net assets resulting from operations		$ 121,081,193

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,127,866	$ 74,714,087
Net realized gain (loss)	788,428,777	756,937,910
Change in net unrealized appreciation (depreciation)	(709,475,450)	1,328,384,082
Net increase (decrease) in net assets resulting from operations	121,081,193	2,160,036,079
Distributions to shareholders from net investment income	(3,789,909)	(71,754,222)
Distributions to shareholders from net realized gain	(274,829,971)	(751,557,997)
Total distributions	(278,619,880)	(823,312,219)
Share transactions - net increase (decrease)	340,837,467	2,421,412,979
Total increase (decrease) in net assets	183,298,780	3,758,136,839

Net Assets
Beginning of period	11,301,607,079	7,543,470,240
End of period (including undistributed net investment income of $41,821,557 and undistributed net investment income of $3,483,600, respectively)	$ 11,484,905,859	$ 11,301,607,079

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Series All-Sector Equity

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 11.32	$ 8.48	$ 10.00
Income from Investment Operations
Net investment income (loss)	.04	.09	.09	.03
Net realized and unrealized gain (loss) D	.11	2.63	3.18	(1.52)
Total from investment operations	.15	2.72	3.27	(1.49)
Distributions from net investment income	- I	(.08)	(.08)	(.03)
Distributions from net realized gain	(.32)	(.98)	(.35)	-
Total distributions	(.33) J	(1.06)	(.43)	(.03)
Net asset value, end of period	$ 12.80	$ 12.98	$ 11.32	$ 8.48
Total Return B, C	1.07%	24.87%	38.51%	(14.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	.91% A	.91%	.90%	.95% A
Expenses net of fee waivers, if any	.91% A	.91%	.90%	.95% A
Expenses net of all reductions	.88% A	.89%	.88%	.95% A
Net investment income (loss)	.68% A	.79%	.88%	1.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,421,916	$ 8,937,188	$ 7,142,899	$ 3,056,733
Portfolio turnover rate F	145% A	117%	144%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 17, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.322 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class F

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 11.32	$ 9.84
Income from Investment Operations
Net investment income (loss) D	.06	.12	.04
Net realized and unrealized gain (loss)	.10	2.63	1.89
Total from investment operations	.16	2.75	1.93
Distributions from net investment income	(.01)	(.11)	(.10)
Distributions from net realized gain	(.32)	(.98)	(.35)
Total distributions	(.33)	(1.09)	(.45)
Net asset value, end of period	$ 12.81	$ 12.98	$ 11.32
Total Return B, C	1.17%	25.12%	19.49%
Ratios to Average Net Assets E, H
Expenses before reductions	.70% A	.69%	.63% A
Expenses net of fee waivers, if any	.70% A	.69%	.63% A
Expenses net of all reductions	.68% A	.67%	.61% A
Net investment income (loss)	.89% A	1.01%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,062,990	$ 2,364,419	$ 400,571
Portfolio turnover rate F	145% A	117%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

1. Organization.

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Large Cap Value Fund offers Series Large Cap Value shares and Class F shares, each of which has equal rights as to assets and voting privileges. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Semiannual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a rollforward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Semiannual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Large Cap Value Fund	$ 9,998,654,748	$ 1,188,527,107	$ (393,933,839)	$ 794,593,268
Fidelity Series All-Sector Equity Fund	10,001,961,378	1,910,368,325	(274,963,081)	1,635,405,244

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), The Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Funds' first fiscal year end subject to the Act will be January 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors,

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4. Operating Policies - continued

Repurchase Agreements - continued

on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds used derivative instruments (derivatives), including futures contracts, in order to meet their investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. The Funds' maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Funds. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

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Notes to Financial Statements (Unaudited) - continued

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fidelity Series All-Sector Equity Fund recognized net realized gain (loss) of $9,575,010 and a change in net unrealized appreciation (depreciation) of $(934,725) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Fund	6,986,871,256	6,786,005,927
Fidelity Series All-Sector Equity Fund	8,384,179,128	8,193,588,200

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual

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7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund is subject to a performance adjustment(up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, each Fund's annualized management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Large Cap Value Fund	.30%	.26%	.45%
Fidelity Series All-Sector Equity Fund	.30%	.26%	.68%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Fidelity Series Large Cap Value Fund	$ 8,486,789.20
Fidelity Series All-Sector Equity Fund	8,973,261.20

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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Notes to Financial Statements (Unaudited) - continued

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Large Cap Value Fund	$ 277,809
Fidelity Series All-Sector Equity Fund	320,868

8. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Large Cap Value Fund	$ 16,802
Fidelity Series All-Sector Equity Fund	17,813

During the period, there were no borrowings on this line of credit.

9. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a

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9. Security Lending - continued

component of income from Fidelity Central Funds. At period end, there were no security loans outstanding with FCM. FCM security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Series Large Cap Value Fund	$ 2,406,185	$ 12,600
Fidelity Series All-Sector Equity Fund	$ 914,170	$ 5,438

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of certain expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series Large Cap Value Fund	$ 921,310	$ 436
Fidelity Series All-Sector Equity Fund	1,202,648	-

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended July 31, 2011	Year ended January 31, 2011
Fidelity Series Large Cap Value Fund
From net investment income
Series Large Cap Value	$ -	$ 89,131,579
Class F	-	23,364,660
Total	$ -	$ 112,496,239
From net realized gain
Series Large Cap Value	$ 259,580,503	$ 497,760,174
Class F	72,979,094	93,371,163
Total	$ 332,559,597	$ 591,131,337

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Notes to Financial Statements (Unaudited) - continued

11. Distributions to Shareholders - continued

	Six months ended July 31, 2011	Year ended January 31, 2011
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$ 2,662,293	$ 55,409,300
Class F	1,127,616	16,344,922
Total	$ 3,789,909	$ 71,754,222
From net realized gain
Series All-Sector Equity	$ 214,314,602	$ 645,937,626
Class F	60,515,369	105,620,371
Total	$ 274,829,971	$ 751,557,997

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Fidelity Series Large Cap Value Fund
Series Large Cap Value
Shares sold	35,596,142	161,692,202	$ 432,192,305	$ 1,853,159,776
Reinvestment of distributions	21,506,255	50,554,229	259,580,503	586,891,753
Shares redeemed	(81,921,087)	(187,059,933)	(991,067,654)	(2,163,487,162)
Net increase (decrease)	(24,818,690)	25,186,498	$ (299,294,846)	$ 276,564,367
Class F
Shares sold	66,099,115	139,874,808	$ 797,846,067	$ 1,613,929,256
Reinvestment of distributions	6,041,316	10,049,509	72,979,094	116,735,823
Shares redeemed	(13,596,069)	(8,373,871)	(166,230,143)	(98,509,346)
Net increase (decrease)	58,544,362	141,550,446	$ 704,595,018	$ 1,632,155,733

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12. Share Transactions - continued

	Shares		Dollars
	Six months ended July 31, 2011	Year ended January 31, 2011	Six months ended July 31, 2011	Year ended January 31, 2011
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	36,509,106	170,413,098	$ 476,085,351	$ 2,009,265,010
Reinvestment of distributions	16,601,140	57,697,782	216,976,895	701,346,926
Shares redeemed	(83,674,935)	(170,625,195)	(1,089,605,297)	(2,055,372,432)
Net increase (decrease)	(30,564,689)	57,485,685	$ (396,543,051)	$ 655,239,504
Class F
Shares sold	66,428,518	141,944,318	$ 862,184,828	$ 1,707,612,201
Reinvestment of distributions	4,712,766	9,883,257	61,642,985	121,965,293
Shares redeemed	(14,216,938)	(5,090,160)	(186,447,295)	(63,404,019)
Net increase (decrease)	56,924,346	146,737,415	$ 737,380,518	$ 1,766,173,475

13. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated %
Fidelity Series Large Cap Value Fund	100%
Fidelity Series All-Sector Equity Fund	100%

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series All-Sector Equity Fund
Fidelity Series Large Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance (Series All-Sector Equity Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of Class F and the retail class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Semiannual Report

Fidelity Series All-Sector Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the second quartile for the period shown. The Board also noted that the investment performance of Class F of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Investment Performance (Series Large Cap Value Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of Class F and the retail class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Semiannual Report

Fidelity Series Large Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the third quartile for the period shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Fidelity Series All-Sector Equity Fund

Semiannual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Fidelity Series Large Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Semiannual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY
Series Large Cap Value Fund

The Northern Trust Company

Chicago, IL
Series All-Sector Equity Fund

DLF-SANN-0911
1.873098.102

Fidelity®

Telecom and Utilities

Fund

Semiannual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semiannual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Actual	.69%	$ 1,000.00	$ 1,061.70	$ 3.53
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.37	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semiannual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	14.3	7.2
NextEra Energy, Inc.	7.6	10.0
Exelon Corp.	7.3	0.0
CenturyLink, Inc.	6.0	6.8
Edison International	5.5	4.5
Public Service Enterprise Group, Inc.	5.1	1.9
Verizon Communications, Inc.	4.9	17.4
Vodafone Group PLC sponsored ADR	4.2	0.0
FirstEnergy Corp.	4.2	0.0
American Electric Power Co., Inc.	4.0	0.0
	63.1
Top Five Industries as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	34.6	26.0
Diversified Telecommunication Services	25.7	33.0
Independent Power Producers & Energy Traders	12.7	4.6
Multi-Utilities	12.2	15.0
Wireless Telecommunication Services	7.0	6.5
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 99.7%		Stocks 97.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	4.4%	** Foreign investments	4.1%

Semiannual Report

Investments July 31, 2011 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Spectra Energy Corp.	538,370	$ 14,547
MATERIALS - 0.2%
Chemicals - 0.2%
EcoSynthetix, Inc. (a)	256,000	2,412
TELECOMMUNICATION SERVICES - 32.7%
Diversified Telecommunication Services - 25.7%
AT&T, Inc.	4,678,200	136,883
Cbeyond, Inc. (a)	429,800	4,827
CenturyLink, Inc.	1,544,442	57,314
Verizon Communications, Inc.	1,316,400	46,456
		245,480
Wireless Telecommunication Services - 7.0%
MetroPCS Communications, Inc. (a)	116,700	1,900
NII Holdings, Inc. (a)	196,700	8,330
Sprint Nextel Corp. (a)	3,808,300	16,109
Vodafone Group PLC sponsored ADR	1,451,700	40,793
		67,132
TOTAL TELECOMMUNICATION SERVICES		312,612
UTILITIES - 65.3%
Electric Utilities - 34.6%
American Electric Power Co., Inc.	1,048,900	38,662
Duke Energy Corp.	500	9
Edison International	1,375,828	52,378
Exelon Corp.	1,590,400	70,089
FirstEnergy Corp.	897,500	40,073
ITC Holdings Corp.	323,900	22,757
NextEra Energy, Inc.	1,313,000	72,543
NV Energy, Inc.	2,346,400	34,821
		331,332
Gas Utilities - 5.8%
National Fuel Gas Co.	446,765	32,337
ONEOK, Inc.	313,947	22,852
		55,189
Independent Power Producers & Energy Traders - 12.7%
Calpine Corp. (a)	1,589,120	25,823
Constellation Energy Group, Inc.	850,242	33,015
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
GenOn Energy, Inc. (a)	2,132,592	$ 8,296
NRG Energy, Inc. (a)	682,900	16,745
The AES Corp. (a)	3,034,700	37,357
		121,236
Multi-Utilities - 12.2%
CenterPoint Energy, Inc.	981,000	19,208
OGE Energy Corp.	283,504	14,187
PG&E Corp.	835,900	34,631
Public Service Enterprise Group, Inc.	1,479,100	48,441
		116,467
TOTAL UTILITIES		624,224
TOTAL COMMON STOCKS (Cost $900,057)		953,795
Money Market Funds - 0.8%

Fidelity Cash Central Fund, 0.14% (b) (Cost $7,104)	7,103,623	7,104
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $907,161)		960,899
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(4,538)
NET ASSETS - 100%		$ 956,361
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6
Fidelity Securities Lending Cash Central Fund	1
Total	$ 7
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$ 14,547	$ 14,547	$ -	$ -
Materials	2,412	-	2,412	-
Telecommunication Services	312,612	312,612	-	-
Utilities	624,224	624,224	-	-
Money Market Funds	7,104	7,104	-	-
Total Investments in Securities:	$ 960,899	$ 958,487	$ 2,412	$ -
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $353,437,000 of which $11,065,000, $132,542,000 and $209,830,000 will expire in fiscal 2012, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2011 (Unaudited)

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $900,057)	$ 953,795
Fidelity Central Funds (cost $7,104)	7,104
Total Investments (cost $907,161)		$ 960,899
Receivable for investments sold		21,007
Receivable for fund shares sold		541
Dividends receivable		4,739
Other receivables		199
Total assets		987,385

Liabilities
Payable for investments purchased	$ 28,235
Payable for fund shares redeemed	2,154
Accrued management fee	378
Other affiliated payables	204
Other payables and accrued expenses	53
Total liabilities		31,024

Net Assets		$ 956,361
Net Assets consist of:
Paid in capital		$ 1,193,186
Undistributed net investment income		3,011
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(293,584)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,748
Net Assets, for 56,541 shares outstanding		$ 956,361
Net Asset Value, offering price and redemption price per share ($956,361 ÷ 56,541 shares)		$ 16.91

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended July 31, 2011 (Unaudited)

Investment Income
Dividends		$ 18,196
Income from Fidelity Central Funds		7
Total income		18,203

Expenses
Management fee Basic fee	$ 2,141
Performance adjustment	(164)
Transfer agent fees	1,016
Accounting and security lending fees	158
Custodian fees and expenses	5
Independent trustees' compensation	2
Registration fees	21
Audit	27
Legal	4
Interest	1
Miscellaneous	5
Total expenses before reductions	3,216
Expense reductions	(234)	2,982
Net investment income (loss)		15,221
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,127
Foreign currency transactions	(29)
Total net realized gain (loss)		65,098
Change in net unrealized appreciation (depreciation) on: Investment securities	(25,886)
Assets and liabilities in foreign currencies	8
Total change in net unrealized appreciation (depreciation)		(25,878)
Net gain (loss)		39,220
Net increase (decrease) in net assets resulting from operations		$ 54,441

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended July 31, 2011 (Unaudited)	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,221	$ 24,450
Net realized gain (loss)	65,098	98,221
Change in net unrealized appreciation (depreciation)	(25,878)	55,264
Net increase (decrease) in net assets resulting from operations	54,441	177,935
Distributions to shareholders from net investment income	(12,268)	(24,829)
Share transactions Proceeds from sales of shares	138,098	190,398
Reinvestment of distributions	11,273	22,622
Cost of shares redeemed	(113,320)	(193,259)
Net increase (decrease) in net assets resulting from share transactions	36,051	19,761
Total increase (decrease) in net assets	78,224	172,867

Net Assets
Beginning of period	878,137	705,270
End of period (including undistributed net investment income of $3,011 and undistributed net investment income of $58, respectively)	$ 956,361	$ 878,137
Other Information Shares
Sold	8,127	13,014
Issued in reinvestment of distributions	651	1,520
Redeemed	(6,679)	(13,012)
Net increase (decrease)	2,099	1,522

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended July 31, 2011	Years ended January 31,
	(Unaudited)	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.13	$ 13.33	$ 12.43	$ 19.00	$ 19.29	$ 15.44
Income from Investment Operations
Net investment income (loss) D	.27	.46	.39	.44	.32	.33
Net realized and unrealized gain (loss)	.73	2.80	.95	(6.58)	(.24)	3.77
Total from investment operations	1.00	3.26	1.34	(6.14)	.08	4.10
Distributions from net investment income	(.22)	(.46)	(.44)	(.43)	(.37)	(.25)
Net asset value, end of period	$ 16.91	$ 16.13	$ 13.33	$ 12.43	$ 19.00	$ 19.29
Total Return B, C	6.17%	24.79%	11.05%	(32.68)%	.24%	26.77%
Ratios to Average Net Assets E, G
Expenses before reductions	.69% A	.66%	.58%	.77%	.82%	.85%
Expenses net of fee waivers, if any	.69% A	.66%	.58%	.77%	.82%	.85%
Expenses net of all reductions	.64% A	.60%	.56%	.77%	.82%	.84%
Net investment income (loss)	3.24% A	3.10%	3.06%	2.72%	1.56%	1.92%
Supplemental Data
Net assets, end of period (in millions)	$ 956	$ 878	$ 705	$ 743	$ 1,233	$ 1,635
Portfolio turnover rate F	157% A	228%	224%	110%	56%	104%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2011 (Unaudited)

(Amounts in thousands except ratios)

1. Organization.

Fidelity Telecom and Utilities Fund (the Fund) is a non-diversified fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent.

Semiannual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Semiannual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,021
Gross unrealized depreciation	(12,416)
Net unrealized appreciation (depreciation) on securities and other investments	$ 50,605

Tax cost	$ 910,294

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be January 31, 2012.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $792,567 and $732,521, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Semiannual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,879.34%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

7. Security Lending - continued

paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,222. The weighted average interest rate was .56%. The interest expense amounted to one hundred forty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $234 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Telecom and Utilities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Semiannual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

Semiannual Report

Fidelity Telecom and Utilities Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Telecom and Utilities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Semiannual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Semiannual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Semiannual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

UIF-USAN-0911
1.789296.108

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Devonshire Trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Devonshire Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 21, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 21, 2011